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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
The Travelers Companies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

THE TRAVELERS COMPANIES, INC.
385 Washington Street, St. Paul, MN 55102
Telephone (651) 310-7911

March 23, 2007

Dear Fellow Shareholders:

Please join us for our Annual Meeting of Shareholders on Tuesday, May 1, 2007, at 10:30 a.m. (Central Daylight Time) at our office at 385 Washington Street, Saint Paul, Minnesota, 55102.

The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement describe the business to be conducted at the meeting. We also will report on matters of current interest to our shareholders.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the internet, by telephone, or by completing, signing and promptly returning the proxy card in the envelope provided. If you do not vote by the internet, telephone or mail, you may vote in person at the Annual Meeting.

Thank you for your continued support of Travelers.

Sincerely,

Jay S. Fishman
Chairman of the Board, Chief Executive Officer and President

PROXY VOTING METHODS

If at the close of business on March 5, 2007, you were a shareholder of record or held shares through a Travelers benefit or compensation plan or a broker or bank, you may vote your shares by proxy through the internet, by telephone, or by mail, or you may vote in person at the Annual Meeting. To reduce our administrative and postage costs, please vote through the internet or by telephone, both of which are available 24 hours a day. You may revoke your proxies at the times and in the manners described on page 4 of the Proxy Statement. If you are a shareholder of record or hold shares through a broker or bank and are voting by proxy, your vote must be received by 11:59 p.m. (Eastern Daylight Time) on April 30, 2007 to be counted.

Please note, if you hold shares through a Travelers benefit or compensation plan, your vote must be received by 11:59 p.m. (Eastern Daylight Time) on April 27, 2007. Those votes cannot be changed or revoked after that time, and those shares cannot be voted in person at the Annual Meeting.

To vote by proxy:

BY INTERNET

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  Go to the website at www.proxyvote.com, 24 hours a day, seven days a week.

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  Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

BY TELEPHONE

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  From a touch-tone telephone, call the toll-free number printed on your proxy card or electronic notification, 24 hours a day, seven days a week.

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  Have your proxy card in hand when you call and then follow the simple recorded instructions.

BY MAIL

  •
  Mark your selections on the proxy card.

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  Date and sign your name exactly as it appears on your proxy card.

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  Mail the proxy card in the enclosed postage-paid envelope.

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  Mailed proxy cards must be received no later than April 30, 2007 to be counted before the Annual Meeting unless they are voting shares held through a Travelers benefit or compensation plan, in which case they must be received no later than April 27, 2007 to be counted before the Annual Meeting.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

THE TRAVELERS COMPANIES, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	10:30 a.m. (Central Daylight Time) on Tuesday, May 1, 2007
PLACE	The Travelers Companies, Inc. 385 Washington Street Saint Paul, Minnesota 55102
ITEMS OF BUSINESS	1.	To elect 13 directors.
	2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2007.
	3.	To amend the Company's articles of incorporation to require a majority vote for the election of directors.
	4.	To consider such other business as may properly come before the Annual Meeting and any adjournments thereof.
RECORD DATE	You may vote at the Annual Meeting if you were a shareholder of record at the close of business on March 5, 2007.
VOTING BY PROXY
To ensure your shares are voted, you may vote your shares over the internet or by telephone, or by completing, signing and promptly returning the enclosed proxy card in the envelope provided. Internet and telephone voting procedures are described on the preceding page, in the Questions and Answers section beginning on page 1 of the Proxy Statement and on the proxy card.
By Order of the Board of Directors,

Bruce A. Backberg
Senior Vice President and Corporate Secretary

This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being distributed on or about March 23, 2007.

TABLE OF CONTENTS

General Information	1
Item 1 – Election of Directors	5
Nominees for Election as Directors	6
Board of Directors Information	13
Committees of the Board and Meetings	13
Audit Committee	13
Compensation Committee	14
Executive Committee	17
Investment and Capital Markets Committee	17
Nominating and Governance Committee	17
Risk Committee	17
Governance of Your Company	18
Governance Guidelines	18
Code of Business Conduct and Ethics	18
Significant Governance Practices	18
Ethics Hotline	18
Business Practices Committee	19
Compliance Policy and Review Board	19
Director Stock Ownership	19
Director Age Limit	19
Director Nomination Process	19
Annual Meeting of Shareholders	20
Director Independence and Independence Determinations	20
Equity Grant Dates	21
Fair Market Value of Equity Grants	21
Transactions With Related Persons And Certain Control Persons – Related Person Transaction Approval	22
Employment Relationships	23
Third-Party Transactions	23
Lead Director	24
Executive Sessions	24
Board and Committee Evaluations	24
Shareholder Communications	25
Enterprise Risk Management	25
Certain Litigation Matters	25
Item 2 – Ratification of Independent Registered Public Accounting Firm	25
Audit and Non-Audit Fees	26
Report of the Audit Committee	27
Item 3 – Approval of Amendment to Articles of Incorporation to Require a Majority Vote for the Election of Directors	27
Executive Compensation	29
Compensation Discussion and Analysis	29
Objectives of the Company's Executive Compensation Program	29
Compensation Determination Process	30
Setting Executive Compensation	31
Compensation Elements	31
Base Salary	31
Annual Bonuses	32
Stock-Based Long-Term Incentives	34
Pension Plans	38
Deferred Compensation	38

TABLE OF CONTENTS (Continued)

Other Compensation	39
Severance and Change in Control Agreements	40
Stock Ownership Guidelines	41
Recapture/Forfeiture Provisions	41
Timing of Equity Grants	42
Compensation Committee Report	42
Compensation Committee Interlocks and Insider Participation	42
Tabular Executive Compensation Disclosure	43
Summary Compensation Table	43
Grants of Plan-Based Awards in 2006	46
Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2006	47
Outstanding Equity Awards at December 31, 2006	50
Option Exercises and Stock Vested in 2006	55
Post-Employment Compensation	56
Pension Benefits	56
Non-Qualified Deferred Compensation for 2006	58
Termination and Change in Control Provisions	60
Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control	60
Accrued Pay and Regular Retirement Benefits	60
Death and Disability	61
Change-in-Control Severance Pay Program	61
Retirement	61
Potential Payments Upon Termination of Employment or Change in Control Table	62
Summary of Key Agreements	65
Non-Employee Director Compensation	67
Director Compensation for 2006	68
Director Fee Breakdown for 2006	69
Aggregate Equity Holdings by Non-employee Directors at December 31, 2006	70
Share Ownership Information	72
5% Owners	72
Stock Ownership of Directors and Executive Officers	73
Section 16(a) Beneficial Ownership Reporting Compliance	75
Shareholder Proposals for 2008 Annual Meeting	75
Householding of Proxy Materials	75
Other Business	75
Annex A – Amended and Restated Governance Guidelines	A-1
Annex B – Proposed New Article VII to the Company's Articles of Incorporation	B-1

THE TRAVELERS COMPANIES, INC.

385 Washington Street
Saint Paul, Minnesota 55102
Telephone: 651-310-7911

PROXY STATEMENT
Annual Meeting of Shareholders
May 1, 2007
10:30 a.m. (Central Daylight Time)

Effective February 26, 2007, the Company's Board of Directors elected to change the name of The St. Paul Travelers Companies, Inc. to The Travelers Companies, Inc. (the "Company" or "Travelers") and, accordingly, changed the Company's ticker symbol on the New York Stock Exchange to "TRV."

We are providing these proxy materials in connection with the solicitation by the Company's Board of Directors of proxies to be voted at our Annual Meeting of Shareholders to be held on May 1, 2007 ("Annual Meeting"), and at any adjournment of the Annual Meeting. Directors, officers and other Company employees also may solicit proxies by telephone or otherwise. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

GENERAL INFORMATION

What am I voting on?

There are three proposals scheduled to be voted on at the meeting:

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  Election of 13 directors;

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  Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2007; and

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  Approval of an amendment to our articles of incorporation to require a majority vote for the election of directors.

Who is entitled to vote?

Shareholders as of the close of business on March 5, 2007 may vote at the Annual Meeting. As of that date, there were 671,177,082 shares of common stock and 383,335 shares of Series B convertible preferred stock outstanding. The holders of common stock and Series B convertible preferred stock vote as one class on all matters at the Annual Meeting. Each share of Series B convertible preferred stock is entitled to eight votes. You have one vote for each share of common stock you held as of the close of business on the Record Date, including shares:

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  Held directly in your name as "shareholder of record" (also referred to as "registered shareholder");

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  Held for you in an account with a broker, bank or other nominee (shares held in "street name"). Street name holders generally cannot vote their shares directly and instead must instruct the brokerage firm, bank or nominee how to vote their shares;

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  Credited to your account in our 401(k) Savings Plan; and

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  Held for you by us as restricted shares (whether vested or non-vested) under any of our stock incentive plans.

What constitutes a quorum?

A majority of the aggregate voting power of the shares of common stock and Series B convertible preferred stock entitled to vote, present or represented by proxy, constitutes a quorum for the Annual Meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by "broker non-votes" (see below) also are counted as present and entitled to vote for purposes of determining a quorum. On the Record Date, 671,177,082 shares of our common stock and 383,335 shares of our Series B convertible preferred stock were outstanding. Each share of common stock is entitled to one vote, and each share of Series B convertible preferred stock is entitled to eight votes. Therefore, a total of 674,243,762 votes are eligible to be cast at the Annual Meeting. Cumulative voting in the election of directors is not permitted.

How many votes are required to approve each proposal?

Directors are elected by a plurality vote, although our Board of Directors has adopted a governance guideline requiring any director nominee who does not receive a majority of the votes cast "FOR" his or her election, to tender his or her resignation to the Nominating and Governance Committee for consideration. Proposal 3, regarding approval of an amendment to our articles of incorporation to provide for a majority vote standard for director elections, will not affect the vote standard required for the nominees for election at the 2007 Annual Meeting. Each of the other proposals requires the affirmative vote of the greater of (1) a majority of the votes represented in person or by proxy at the Annual Meeting and entitled to vote and (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum at the Annual Meeting.

How are votes counted?

You may vote either "FOR" or "WITHHOLD" for each of the nominees for the Board of Directors. You may vote "FOR," "AGAINST" or "ABSTAIN" on each of the other proposals. Votes withheld for the election of directors will have no impact on the election of directors. If you abstain from voting on any of the other proposals, it has the same effect on the vote as a vote against the proposal. A broker non-vote with respect to any of the other proposals is not deemed to be present in person or by proxy for the purpose of determining whether a proposal has been approved and, therefore, will have no effect in determining whether the proposal has been approved. If you just sign and submit your proxy card without voting instructions, your shares will be voted "FOR" each director nominee and "FOR" the other proposals as recommended by the Board. Voting instructions are being provided separately to current and former employees who hold shares through any of our benefit or compensation plans.

What is a broker non-vote?

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a "broker non-vote"). Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved that matter, but they are counted as present for the purpose of determining a quorum at the Annual Meeting.

Who will count the vote?

Representatives of ADP Investor Communication Services will tabulate the votes, and representatives of IVS Associates will act as inspectors of election.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

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  "FOR" each of the nominees to the Board;

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  "FOR" the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2007; and

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  "FOR" the amendment of our articles of incorporation to require a majority vote for the election of directors.

How do I vote my shares without attending the Annual Meeting?

If you are a shareholder of record or hold shares through one of our benefit or compensation plans, you may vote by granting a proxy. For shares held in street name, you may vote by submitting voting instructions to your broker or nominee. In all circumstances, you may vote:

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  By Internet or Telephone—If you have internet or telephone access, you may submit your proxy by following the voting instructions on the proxy card. If you vote by internet or telephone, you do not need to return your proxy card.

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  By Mail—You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

Internet and telephone voting facilities will close at 11:59 p.m. (Eastern Daylight Time) on April 30, 2007 for the voting of shares held by shareholders of record or held in street name and at 11:59 p.m. (Eastern Daylight Time) on April 27, 2007 for the voting of shares held by current and former employees through a Company benefit or compensation plan.

Mailed proxy cards with respect to shares held of record or in street name must be received no later than April 30, 2007.

Mailed proxy cards with respect to shares held by current and former employees through a Company benefit or compensation plan must be received no later than April 27, 2007.

How do I vote my shares in person at the Annual Meeting?

First, you must satisfy the requirements for admission to the Annual Meeting (see below). Then, if you are a shareholder of record and prefer to vote your shares at the Annual Meeting, you must bring the enclosed proxy card or proof of identification. You may vote shares held in street name at the Annual Meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by internet, telephone or proxy card so that your vote will be counted even if you later were to decide not to attend the Annual Meeting.

Shares held by current and former employees through a Company benefit or compensation plan cannot be voted in person at the Annual Meeting.

What does it mean if I receive more than one proxy card?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote by internet or telephone, vote once for each proxy card you receive.

May I change my vote or revoke my proxy?

Yes. Whether you have voted by mail, internet or telephone, if you are a shareholder of record or hold shares in street name, you may change your vote and revoke your proxy by:

  •
  Sending a written statement to that effect to our Corporate Secretary or to any other corporate officer of the Company, provided such statement is received no later than April 30, 2007;

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  Voting again by internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Daylight Time) on April 30, 2007;

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  Submitting a properly signed proxy card with a later date that is received no later than April 30, 2007; or

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  Attending the Annual Meeting, revoking your proxy and voting in person.

If you are a current or former employee and hold shares through a Travelers benefit or compensation plan, you may change your vote and revoke your proxy by any of the first three methods listed above if you do so no later than 11:59 p.m. (Eastern Daylight Time) on April 27, 2007. You cannot, however, revoke or change your proxy with respect to shares held through a Company benefit or compensation plan after that date, and you cannot vote those shares in person at the Annual Meeting.

Do I need a ticket to be admitted to the Annual Meeting?

You will need an admission ticket or proof of ownership to enter the Annual Meeting. An admission ticket is attached to your proxy card if you hold shares directly in your name as a shareholder of record. If you plan to attend the Annual Meeting, please vote your proxy but keep the admission ticket and bring it with you to the Annual Meeting.

If your shares are held beneficially in the name of a bank, broker or other holder of record and you wish to be admitted to attend the Annual Meeting, you must present proof of your ownership of The Travelers Companies, Inc. stock, such as a bank or brokerage account statement. If you would prefer to obtain an admission ticket in advance, kindly send your written request, along with proof of your ownership of Travelers stock, to:

        Travelers
        Shareholder Relations Department
        One Tower Square
        Hartford, CT 06183

Do I also need to present identification to be admitted to the Annual Meeting?

Yes, all shareholders must present a form of personal identification in order to be admitted to the Annual Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Could other matters be decided at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If other matters are properly presented at the Annual Meeting for consideration, the persons named in your proxy card, if you are a shareholder of record, will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. We have hired Morrow & Co. to distribute and solicit proxies. We will pay Morrow & Co. a fee of $14,000, plus reasonable expenses, for these services.

ITEM 1—ELECTION OF DIRECTORS

There are currently 11 members of the Board of Directors (the "Board"). On February 7, 2007, the Board, upon recommendation of its Nominating and Governance Committee, unanimously nominated 10 of those directors for re-election to the Board at the Annual Meeting. That Committee also nominated the following three new candidates for election to the Board: Mr. Alan L. Beller, Ms. Patricia L. Higgins and Mr. Cleve L. Killingsworth, Jr. Mr. Leslie B. Disharoon, who currently serves as a director, has reached the Board's mandatory retirement age and therefore is not available to stand for re-election. We thank Mr. Disharoon for his thoughtful counsel and numerous contributions over the years to both the Company and to Travelers Property Casualty Corp. ("TPC") before the April 1, 2004 merger that formed the Company (the "Merger").

The directors elected at the Annual Meeting will hold office until the 2008 annual meeting of shareholders and until their successors are duly elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy form (the "proxyholders") intend to vote the proxies held by them for the election of the 13 nominees named below. The proxies cannot be voted for more than 13 candidates for director. If any of the 13 nominees ceases to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), such proxies may be voted by the proxyholders in accordance with the recommendation of the Board.

NOMINEES FOR ELECTION AS DIRECTORS

Name, Title and Age	Principal Occupation, Business Experience and Directorships
ALAN L. BELLER Partner Cleary Gottlieb Steen & Hamilton LLP New Director Nominee Age 57

Mr. Beller is a partner, based in the New York City office, of the law firm of Cleary Gottlieb Steen & Hamilton LLP ("Cleary"). His practice focuses on a wide variety of complex securities, corporate governance and corporate matters. Mr. Beller joined Cleary in 1976, became a partner in 1984 and returned to Cleary in August 2006 after serving as the Director of the Division of Corporation Finance of the U.S. Securities and Exchange Commission and as Senior Counselor to the Commission from January 2002 until February 2006. Mr. Beller is a member of the Board of Overseers of the University of Pennsylvania Law School.
JOHN H. DASBURG Chairman and Chief Executive Officer ASTAR Air Cargo, Inc. Director since 1994 Age 64

Mr. Dasburg has been Chairman, President and Chief Executive Officer of ASTAR Air Cargo, Inc., an air freight service company, since April 2003. He served as Chief Executive Officer and President of Burger King Corporation from April 2001 through January 2003, and as Chairman of Burger King from April 2001 to March 2003. Mr. Dasburg served as President and Chief Executive Officer of Northwest Airlines from 1989 through March 2001. From 1980 to 1989 he held a number of positions at Marriott Corporation, including President of The Lodging Group, Chief Financial Officer, and Chief Real Estate Officer. From 1973 to 1980, Mr. Dasburg was employed by KPMG Peat Marwick, serving as a Tax Partner from 1978 to 1980. Mr. Dasburg is a director of Mayo Foundation, Florida Council of 100, Mercy Hospital, and Mercy Foundation and a member of the Board of Governors of the Florida State University System. Until January 31, 2007, he was also a director of WCI Communities, Inc., and he served on their Audit Committee.

NOMINEES FOR ELECTION AS DIRECTORS

Name, Title and Age	Principal Occupation, Business Experience and Directorships
JANET M. DOLAN President Act 3 Enterprises, LLC Director since 2001 Age 57

Ms. Dolan has been President of Act 3 Enterprises, LLC, a consulting services company, since August 2006. She served as Chief Executive Officer and President of Tennant Company (a manufacturer of nonresidential floor maintenance equipment and products) from April 1999 until her retirement in December 2005, and she had served in a number of senior executive positions with Tennant Company from 1986 until April 1999. Prior to joining Tennant Company, Ms. Dolan was a director of the Minnesota Lawyers' Professional Responsibility Board. She is also a director of Donaldson Company, Inc. and Wenger Corporation.
KENNETH M. DUBERSTEIN Chairman and Chief Executive Officer The Duberstein Group, Inc. Director since 1998 Age 62

Mr. Duberstein has been Chairman and Chief Executive Officer of The Duberstein Group, Inc. (a strategic advisory and consulting firm) since 1989. Previously, Mr. Duberstein served as Chief of Staff to President Ronald Reagan from 1988 to 1989 and as Deputy Chief of Staff during 1987. From 1984 to 1986, Mr. Duberstein was Vice President of Timmons & Company in Washington DC. Prior to that, he held the White House position as Assistant to the President, Legislative Affairs from 1981 to 1983. From 1976 to 1980, Mr. Duberstein was Vice President of the Committee for Economic Development in New York. He serves as a director of the Council on Foreign Relations, the Brookings Institution, the National Alliance to End Homelessness and the National Center for Democracy, and he is a trustee for Franklin & Marshall College and a lifetime trustee for the Kennedy Center for the Performing Arts. Mr. Duberstein is also a director of The Boeing Company, ConocoPhillips, Fannie Mae and Mack-Cali Realty Corp.

NOMINEES FOR ELECTION AS DIRECTORS

Name, Title and Age	Principal Occupation, Business Experience and Directorships
JAY S. FISHMAN Chairman, Chief Executive Officer and President The Travelers Companies, Inc. Director since 2001 Age 54

Mr. Fishman is Chairman, Chief Executive Officer and President of Travelers. He has served as the Company's Chief Executive Officer and President since the Merger, and assumed the additional role of Chairman in September 2005. From October 2001 until the Merger, Mr. Fishman had been Chairman, Chief Executive Officer and President of The St. Paul Companies, Inc. (the "St. Paul"). Prior to October 2001, Mr. Fishman served as Chairman, Chief Executive Officer and President of The Travelers Insurance Group, Inc., (which became Travelers Property Casualty Corp. in 2002 and merged with a subsidiary of St. Paul in 2004) (from 2000) and as Chief Executive Officer and President of Travelers Property Casualty Corp. (which became Travelers Insurance Group Holdings, Inc. in 2002) ("Holdings") (from 1998) and as Chairman of Holdings (from March 2000 to January 2001). From early 2000 until October 2001, Mr. Fishman also then served as Chief Operating Officer of finance and risk for Citigroup, as head of Citigroup's global insurance businesses and its consumer business in Japan and Western Europe. Mr. Fishman held several key executive posts at Primerica, The Travelers Insurance Group, Inc. and Citigroup from 1989 to October 2001. Mr. Fishman is a member of the Carlson School of Management Board of Overseers at the University of Minnesota and a trustee of the University of Pennsylvania.
LAWRENCE G. GRAEV Chairman, Chief Executive Officer and President The GlenRock Group, LLC Director since 2002 Age 62

Mr. Graev is Chairman, Chief Executive Officer and President of The GlenRock Group, LLC, a merchant banking firm, positions he has held since 2000. GlenRock invests in private equity opportunities and provides management assistance to the leadership and boards of a variety of businesses. In addition, Mr. Graev became an Adjunct Professor of Venture Capital Law at George Washington University Law School in January of 2007 and Chairman of Pangea3, LLC, a provider of legal outsourcing services, in March of 2006. From June 2001 until January 2006, Mr. Graev held an Of Counsel position with the law firm of King & Spalding, LLP. Prior to that, he was a Partner with the O'Sullivan Graev & Karabell, LLP law firm from 1973 to 2001. From 1969 to 1973, Mr. Graev was an Associate at the law firm of Cravath, Swaine & Moore.

NOMINEES FOR ELECTION AS DIRECTORS

Name, Title and Age	Principal Occupation, Business Experience and Directorships
PATRICIA L. HIGGINS Retired President and Chief Executive Officer Switch and Data Facilities, Inc. New Director Nominee Age 57

Ms. Higgins, who is retired, served most recently, from September 2002 to February 2004, as President and Chief Executive Officer of Switch and Data Facilities, Inc., a provider of neutral interconnection and collocation services. Prior to that, she served as the Chairman and Chief Executive Officer of the Research Board, the Chief Information Officer and Corporate Vice President of Alcoa and in senior management positions with Unisys Corporation, Verizon (NYNEX) and AT&T. Ms. Higgins currently serves on the Board of Directors of Barnes & Noble, Inc., Delta Airlines, Inc., Internap Network Services Corporation and Visteon Corporation.
THOMAS R. HODGSON Retired President and Chief Operating Officer Abbott Laboratories Director since 1997 Age 65

Mr. Hodgson, who is retired, served most recently, from 1990 to 1998, as President and Chief Operating Officer of Abbott Laboratories, a global diversified health care company, with which Mr. Hodgson spent most of his career. Prior to that, he had been President of the Abbott International Division from 1983 to 1990 and President of the Hospital Products Division from 1978 to 1983. Mr. Hodgson held various other management positions with Abbott from 1972 to 1978. Mr. Hodgson is currently a director of Idenix Pharmaceuticals.

NOMINEES FOR ELECTION AS DIRECTORS

Name, Title and Age	Principal Occupation, Business Experience and Directorships
CLEVE L. KILLINGSWORTH, JR. President and Chief Executive Officer Blue Cross and Blue Shield of Massachusetts, Inc. New Director Nominee Age 54

Mr. Killingsworth has been the President and Chief Executive Officer of Blue Cross and Blue Shield of Massachusetts, Inc. since July 2005, and he served as its President and Chief Operating Officer from February 2004 to July 2005. From January 1998 to February 2004, Mr. Killingsworth served the Henry Ford Health System as its Senior Vice President of Insurance and Managed Care and as President and Chief Executive Officer of the Health Alliance Plan. Prior to January 1998, he held senior management positions with the Kaiser Foundation Health Plan, Blue Cross Blue Shield of Rochester, NY, Group Health Cooperative of Puget Sound, The American Hospital Association and the Hospital of the University of Pennsylvania. Mr. Killingsworth is currently a faculty member of the Harvard School of Public Health and serves on the Harvard Medical Board of Fellows.
ROBERT I. LIPP Senior Advisor JPMorgan Chase & Co. Director since 2004 Age 68

Mr. Lipp assumed his current responsibilities as Senior Advisor for JPMorgan Chase & Co. in September 2005. He had served as the Company's Chairman from April 2004 until retiring in September 2005. Before the Merger, Mr. Lipp was Chairman and Chief Executive Officer of Travelers Property Casualty Corp. ("TPC") since December 2001. Prior to that, Mr. Lipp held various senior executive positions at Citigroup and TPC and their predecessor companies since 1986, retiring in 2001 as Vice Chairman of Citigroup and Chairman and Chief Executive Officer of its Global Consumer Business. Prior to 1986, Mr. Lipp spent 23 years with Chemical Bank, where he rose to the positions of President and Director. Mr. Lipp is a director of the New York City Ballet, and Chairman of the Executive Committee of Williams College. He is also a director of Accenture Ltd. and JPMorgan Chase & Co.

NOMINEES FOR ELECTION AS DIRECTORS

Name, Title and Age	Principal Occupation, Business Experience and Directorships
BLYTHE J. MCGARVIE President Leadership for International Finance, LLC Director since 2004 Age 50

Ms. McGarvie is President of Leadership for International Finance, LLC, a firm focusing on improving clients' financial positions and providing leadership seminars for corporate and academic groups, since January 2003. Her firm specializes in providing global perspectives to U.S. and multinational companies, primarily in the consumer goods, financial services, and knowledge-based industries. From 1999 through the end of 2002, Ms. McGarvie was the Executive Vice President and Chief Financial Officer at BIC Group, a leading manufacturer of convenient disposable products. Ms. McGarvie served as Senior Vice President and Chief Financial Officer of Hannaford Bros. Co., a food retailer, from 1994 to 1999. Ms. McGarvie is currently a director of Accenture Ltd. and The Pepsi Bottling Group, Inc. and as of April 12, 2007, will be a director of Viacom, Inc. and a member of their Audit Committee.
GLEN D. NELSON, M.D. Retired Vice Chairman Medtronic, Inc. Director since 1992 Age 69

Dr. Nelson retired as Vice Chairman of Medtronic, Inc., a manufacturer of biomedical devices, in 2002. He had held that position since 1988. Prior to joining Medtronic, Dr. Nelson was Chairman of the Board of Trustees and President of Park Nicollet Medical Center from 1975 to 1986. Concurrently, from 1969 to 1986, Dr. Nelson was a Staff Surgeon for Park Nicollet Medical Center. He was also Chairman and Chief Executive Officer of American MedCenters, a managed care organization, from 1984 until 1986. Dr. Nelson is currently a director of Angiotech Pharmaceuticals, Inc., DexCom, Inc., Carlson Companies, Inc. and Minute Clinic, Inc.

NOMINEES FOR ELECTION AS DIRECTORS

Name, Title and Age	Principal Occupation, Business Experience and Directorships
LAURIE J. THOMSEN Partner New Profit, Inc. Director since 2004 Age 49

Ms. Thomsen joined New Profit, Inc., a venture philanthropy firm, as a Partner in September 2006. She had served on the board of New Profit for the last five years. Prior to that she was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies from 1995 until 2001, and a retiring General Partner of that firm until June 2004. From 1984 until 1995, she worked at the venture capital firm Harbourvest Partners in Boston, where she was a General Partner from 1988 until 1995. Ms. Thomsen was in commercial lending at U.S. Trust Company of New York from 1979 until 1984. Ms. Thomsen is a director of Horizons for Homeless Children and a trustee of Williams College. She is also a director of MFS Mutual Funds.

  Prior to becoming directors of the Company on April 1, 2004, the following individuals were directors of Travelers Property Casualty Corp. from the dates indicated until the Merger: Mr. Lipp, since December 2001; Ms. McGarvie, since July 2003; and Ms. Thomsen, since September 2002.

  Certain information about our Audit Committee and Audit Committee financial expert is provided under "Board of Directors Information—Committees of the Board and Meetings—Audit Committee" and incorporated by reference in this section.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

BOARD OF DIRECTORS INFORMATION

Committees of the Board and Meetings

There are six standing committees of the Board: the Audit Committee, the Compensation Committee, the Executive Committee, the Investment and Capital Markets Committee, the Nominating and Governance Committee and the Risk Committee.

The Board has adopted a written charter for each of the Committees, copies of which are posted on our website at www.travelers.com under "Investors: Corporate Governance: Committee Charters." A shareholder also may request a copy of these materials in print, without charge, by contacting the Corporate Secretary at The Travelers Companies, Inc., 385 Washington Street, St. Paul, MN 55102. Each Committee reviews its charter annually and presents recommendations to the Nominating and Governance Committee and the Board as well as any recommended amendments for consideration and approval.

The following table summarizes the current membership of the Board and of each of its Committees, as well as the number of times the Board and each Committee met during 2006.

	Board	Audit	Compensation	Executive	Investment and Capital Markets	Nominating and Governance	Risk

Mr. Dasburg	X	Chair		X			X

Mr. Disharoon	X		Chair	X	X	X

Ms. Dolan	X	X					X

Mr. Duberstein	X		X		X	X

Mr. Fishman	Chair			Chair

Mr. Graev	X		X	X(1)	X	X

Mr. Hodgson	X	X		X			Chair

Mr. Lipp	X			X			X

Ms. McGarvie	X		X	X	Chair	X

Dr. Nelson	X		X	X	X	Chair

Ms. Thomsen	X	X					X

Number of 2006 meetings	6	10	6	0	5	7	4

(1)
Mr. Graev was elected a member of the Executive Committee on February 7, 2007.

Each director attended 90% or more of the total number of meetings of the Board and of the Committees on which the director served.

Audit Committee

The Board has determined that all members of the Committee are "independent," as defined by our Governance Guidelines, the New York Stock Exchange ("NYSE") listing standards applicable to audit committees and the Board in general and Section 301 of the Sarbanes-Oxley Act of 2002, and that the members of the Committee meet the independence and financial literacy and expertise requirements of the NYSE. The Board also has determined that Mr. Dasburg's experience with KPMG Peat Marwick from 1973 to 1980 and his service as a KPMG Tax Partner from 1978 to 1980, his experience as Chief Financial Officer of Marriott Corporation, as Chief Executive Officer of Northwest Airlines, Burger King Corporation and ASTAR Air Cargo, Inc., and his service on the audit committees of other public companies, all qualify him as an audit committee financial expert, and he has been so designated.

The duties and responsibilities of the Audit Committee are set forth in its charter, which may be found at www.travelers.com under Investors: Corporate Governance: Committee Charters:

Audit Committee Charter, and include the following:

  •
  serve as an independent and objective body to carry out the responsibilities and duties delegated to it by the Board, including its oversight of our financial reporting principles and policies and internal controls and procedures;

  •
  select our independent registered public accounting firm and review and evaluate its qualifications, performance and independence;

  •
  review and pre-approve the audit and non-audit services and proposed fees of the independent registered public accounting firm;

  •
  review reports and other communications between management and the independent registered public accounting firm with respect to that firm's evaluation of the design and operation of internal controls; and

  •
  review and evaluate the work of our internal audit unit.

Compensation Committee

The Board has determined that all members of the Compensation Committee are "independent", as defined by our Governance Guidelines and the NYSE listing standards, and that all members of the Committee qualify as "non-employee directors" for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee assists the Board in carrying out its responsibilities with respect to our compensation matters. The Compensation Committee has a charter, which may be found at www.travelers.com under Investors: Corporate Governance: Committee Charters: Compensation Committee Charter.

Duties and Responsibilities

With respect to general compensation matters, the duties and responsibilities of the Compensation Committee include:

  •
  setting the performance goals and objectives for our senior management team, which includes the Chief Executive Officer (the "CEO") and the other 17 most senior members of management (collectively, the "Management Committee");

  •
  reviewing the performance and approving the salaries and incentive compensation of the CEO and each of his direct management reports;

  •
  approving policies with respect to perquisites of the CEO and other members of the Management Committee;

  •
  approving and monitoring compliance with stock ownership guidelines applicable to the CEO and other members of management;

  •
  developing our executive compensation philosophy and objectives;

  •
  reviewing the operation of our overall compensation program to evaluate its objectives and execution and recommending to the Board amendments to our compensation programs to better conform them with the established compensation objectives;

  •
  reviewing, approving and amending, or recommending to the Board for approval, all new equity compensation plans and any amendments to existing plans, and administration of such plans;

  •
  recommending to the Board the approval of nonequity compensation and benefit programs determined by the Committee to be appropriate;

  •
  reviewing our regulatory compliance with respect to compensation matters;

  •
  reviewing and approving employment and severance contracts for the CEO and other members of management;

  •
  reviewing and approving stock option, restricted stock, performance share and similar stock-based grants to the CEO, all executives who report directly to him and all other officers subject to Section 16 of the Exchange Act; and

  •
  preparing Compensation Committee reports to the full Board.

With respect to our reporting and disclosure matters, the duties and responsibilities of the Compensation Committee include:

  •
  reviewing and recommending to the Board, for inclusion in our annual proxy statement, the Compensation Discussion and Analysis; and

  •
  providing the Board with a Compensation Committee Report for inclusion in our annual proxy statement and annual report on Form 10-K in accordance with applicable rules and regulations of the Securities and Exchange Commission (the "SEC").

Establishment of Annual Bonus and Equity Award Pools

As discussed more fully below under the caption "Compensation Discussion and Analysis—Compensation Determination Process," the Compensation Committee sets executive compensation policy for the Company as a whole.

Pursuant to its charter, the Compensation Committee has delegated its authority to an Executive Compensation Subcommittee (the "Subcommittee") with respect to compensation actions for the CEO, the other named executive officers (the "NEOs") whose compensation is reported in this Proxy Statement in the table below under "Tabular Executive Compensation Disclosure—Summary Compensation Table" (the "Summary Compensation Table"), our other executive officers as defined in the Exchange Act, and the other members of the Management Committee. The Subcommittee considers recommendations from the CEO regarding total compensation for each of the other NEOs and certain other senior executives who report to the CEO.

Although the Board has determined that all members of the Compensation Committee are independent, as defined by our Governance Guidelines and the NYSE listing standards, one member of the Committee does not qualify as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986 ("Section 162(m)"). Therefore, the Board established the Subcommittee to take the actions required under Section 162(m) in order for certain compensation to be deductible by the Company for income tax purposes. All other decisions related to our compensation policies are made by the Compensation Committee acting as a group.

The Compensation Committee does not review individual compensation decisions with respect to executives who are not members of the Management Committee. The Compensation Committee, however, does approve the aggregate annual bonus and equity awards that are paid and approves the individual salary, annual bonus and equity awards for members of the Management Committee.

Delegation of authority with respect to "off-cycle" equity grants

The Compensation Committee has also delegated limited authority to the Chairman and CEO to make certain "off-cycle" equity grants outside of the annual equity grant process to executives who are not members of the Management Committee. These grants are limited to a certain maximum number of restricted stock units and options to purchase shares of common stock to any one person in connection with new hires, retention awards and promotions, and can only be made on the grant dates each month established by Compensation Committee resolution for "off-cycle" equity awards. Any awards made "off-cycle" are reported to the Compensation Committee at the next regularly scheduled meeting following such award.

Compensation Consultant

Our corporate staff (including Finance, Human Resources and Legal staff members) supports the Compensation Committee in its work and no executive officers (other than the CEO, with respect to compensation for each of the other NEOs and the other members of the Management Committee) determine or recommend the amount or form of executive or director compensation. In addition, the Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Compensation Committee has engaged Frederic W. Cook & Co. ("Cook") as its independent outside compensation consultant to provide it with objective and expert analyses, advice and information with respect to CEO and other executive compensation.

Cook maintains no other direct or indirect business relationships with the Company. All executive compensation services provided by Cook are conducted under the direction or authority of the Compensation Committee and all work performed by Cook must be pre-approved by the Chair of the Compensation Committee.

Cook also advises the Nominating and Governance Committee with respect to director compensation.

As requested by the Compensation Committee, in 2006, Cook's services to the Compensation Committee included:

  •
  preparing comparative analyses of executive compensation levels and elements at peer group companies, including an assessment of the competitive environment for executive talent and competitive position and cost;

  •
  evaluating changes to various incentive plans, including our long-term incentive programs and related recapture / forfeiture provisions;

  •
  reviewing and advising the Committee with respect to certain Company-favorable amendments proposed by the CEO to his pre-existing employment contract with the Company;

  •
  designing and reviewing compensation analyses for each of the NEOs, including the CEO, for use by the Compensation Committee in making compensation decisions for performance year 2006; and

  •
  advising the Compensation Committee in connection with the preparation of certain of the information included in this Proxy Statement.

A Cook representative participated in three of the six Compensation Committee and Subcommittee meetings in 2006 (either in person or telephonically).

In 2006, we paid Cook $121,980 for services to both the Compensation Committee and the Nominating and Governance Committee, and the Company paid $77,142 to certain other compensation consultants retained by management for the cost of broad-based compensation surveys acquired. The consultants retained by management did not have any role in determining or recommending the amount or form of executive or director compensation.

Recent Actions and Initiatives

The Compensation Committee recognizes the importance of maintaining sound principles for the development and administration of compensation and benefit programs and has taken steps to enhance its ability to carry out its responsibilities. In addition to fulfilling its duties and obligations pursuant to its charter, in 2006 the Compensation Committee undertook the following measures:

  •
  an aggregate competitive compensation analysis, in which compensation elements were compared to the market to determine whether there was a surplus or shortfall, either in total, or at various levels of responsibility within the organization;

  •
  the establishment and implementation of the Performance Share Plan and the discontinuation of the CAP Share Program in 2006 (see below under "Compensation Discussion and Analysis—Compensation Elements—Stock-Based Long-Term Incentives"); and

  •
  the reduction and/or harmonization of certain severance benefits at different levels of service and/or responsibility.

Executive Committee

The Board has granted to the Executive Committee, subject to certain limitations set forth in its charter, the broad responsibility of having and exercising the authority of the Board in the oversight of our business during the intervals between meetings of the Board.

The Executive Committee meets only as necessary.

Investment and Capital Markets Committee

The Investment and Capital Markets Committee assists the Board in exercising its oversight of management's investment of our investment portfolio and certain financial affairs of the Company, including its financial structure with respect to our debt and equity financing, dividend policy and actions, stock splits, repurchases of stock or other securities, capital needs and financing agreements.

The Committee also reviews and either approves, or recommends appropriate Board action with respect to, among other matters, the issuance of securities, the establishment of bank lines of credit and certain purchases and dispositions of real property, capital expenditures and acquisitions and divestitures of assets.

The Committee's charter sets forth the Board's delegations of certain transactional authority to the Committee and to certain members of management.

Nominating and Governance Committee

The Board has determined that each member of the Nominating and Governance Committee is "independent" as defined by our Governance Guidelines and the NYSE listing standards.

The functions of the Nominating and Governance Committee are set forth in its charter and include:

  •
  the identification and selection of director candidates for election or re-election to the Board;

  •
  the identification and selection of directors for appointment to serve on the committees of the Board;

  •
  the establishment of criteria for the selection of candidates to serve on the Board;

  •
  the recommendation of adjustments, from time to time, to the size of the Board or of any Board committee;

  •
  the establishment of procedures for the evaluation of Board and director performance;

  •
  the periodic review and related recommended changes to the Board's director compensation programs and policies;

  •
  the establishment and periodic review of our Governance Guidelines and standards for determining the independence of directors and the absence of material relationships between the Company and a director;

  •
  an annual review of succession plans for our senior management;

  •
  the review and approval or ratification of all related person transactions under our Related Person Transaction Policy; and

  •
  the recommendation to the Board of any guidelines for the removal of directors, as it determines appropriate.

Risk Committee

The purpose of the Risk Committee is to assist the Board in exercising its oversight of our operational activities and the identification and review of those risks that could have a material impact on us.

As set forth in its charter, the functions of the Risk Committee are to review and advise the Board regarding our strategies, processes and controls pertaining to:

  •
  the underwriting of insurance;

  •
  the settlement of claims;

  •
  the management of catastrophe exposure;

  •
  the retention of insured risk and appropriate levels of reinsurance;

  •
  our enterprise risk management program; and

  •
  our business continuity and crisis management and our business operations.

GOVERNANCE OF YOUR COMPANY

Our Governance Guidelines, Code of Business Conduct and Ethics, Board Committee charters and other corporate governance information are available on the Corporate Governance page of the Investors section on our website at www.travelers.com. Any shareholder also may request them in print, without charge, by contacting the Corporate Secretary at The Travelers Companies, Inc., 385 Washington Street, St. Paul, MN 55102.

Governance Guidelines

Our commitment to good corporate governance is reflected in our Governance Guidelines, which describe the Board's views on a wide range of governance topics. These Governance Guidelines, which are included as Annex A to this Proxy Statement (the "Governance Guidelines"), are reviewed regularly by the Nominating and Governance Committee and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by the full Board.

Certain of the significant corporate governance practices that the Board has implemented are described further below.

Code of Business Conduct and Ethics

We maintain a Code of Business Conduct and Ethics (the "Code of Conduct"), which is applicable to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer, Controller and other senior financial officers. This Code of Conduct sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws, use of our assets and business ethics.

The Nominating and Governance Committee regularly reviews the Code of Conduct and proposes any amendments that it deems appropriate to the full Board for consideration. The Code of Conduct may be found on our website at www.travelers.com under Investors: Corporate Governance: Code of Business Conduct and Ethics.

Significant Governance Practices

Ethics Hotline

We have maintained an Ethics Hotline since May 2003 by which employees can report integrity concerns or seek guidance regarding a policy or procedure. The Ethics Hotline is serviced by an independent company and is available 7 days a week, 24 hours a day. The hotline has a toll free number for U.S. based employees, as well as a toll-free international number for employees based outside the U.S. Employees who contact the Ethics Hotline may choose to remain anonymous. The Company maintains a formal no retaliation policy that prohibits retaliation or discipline against an employee who raises an ethical concern in good faith. Once a complaint is alleged, the report is forwarded to our Chief Compliance Officer who is responsible for oversight of the hotline. The Chief Compliance Officer coordinates with appropriate management and outside resources to investigate the matter, and the issue will not be closed until it has been addressed to his satisfaction. Any matter reported to the Chief Compliance Officer that involves accounting, internal control or audit matters, or any fraud involving persons with a significant role in our internal controls, is reported promptly to the Audit Committee.

Our Chief Compliance Officer oversees adherence to the Code of Conduct in addition to overseeing our compliance functions throughout the businesses.

The Chief Compliance Officer assists in the broad communication of the Code of Conduct, oversees employee education regarding its requirements, including online compliance training, and ensures certification by all employees as to their familiarity and compliance with the Code of Conduct.

Business Practices Committee

In November 2005, we also designated an individual as both our Business Conduct Officer and Chair of our Business Practices Committee. This individual is responsible for overseeing our Producer Protocol, which is a guide for all employees with underwriting responsibilities and for those employees having direct contact with our agents and brokers. In addition, we implemented a helpline to respond to employee questions relating to interactions with agents and brokers.

Compliance Policy and Review Board

Under the oversight of the Audit Committee, we have established a Company-wide compliance function, with a view to ensuring compliance with evolving laws, regulations and policies and to continuously encourage and reinforce ethical and lawful business conduct. Our Chief Compliance Officer, working with the Business Conduct Officer and the Compliance Policy and Review Board, which is comprised of members of senior management and oversees the activities of the Chief Compliance Officer, supplements the various compliance initiatives and functions in each of the business units and seeks to provide better coordination and effectiveness through corporate compliance policies and initiatives, program design, prevention and promotion of a culture of compliance. Training is a key element of this program, and we provide global, computer-based compliance training, supplemented with focused in-person sessions.

Director Stock Ownership

The Board believes its directors should hold meaningful equity ownership positions in the Company, so as to reinforce the alignment of the interests of the non-management directors and the shareholders. To this end, in 2006 the Board increased our common stock ownership targets for each non-management director to Company equity interests with a value of $500,000, up from $200,000 in 2005. Each new director is expected to meet or exceed this target within four years of his or her initial election to the Board. All of our current directors have achieved stock ownership levels in excess of the amount required.

Further, in 2006 the Board discontinued granting stock options to non-management directors. This equity component of non-management directors' compensation was replaced with deferred stock units that are not distributable until after a director retires from or no longer serves on the Board.

Director Age Limit

The Governance Guidelines provide that generally no person who will have reached the age of 72 on or before the date of the next annual shareholders' meeting will be nominated for election at the next annual meeting of the shareholders.

Under special circumstances, with the approval of the Board, exceptions can be made to this policy. The Board believes, however, that exceptions to this policy should not be commonplace, and should be based upon the needs of the Company and the individual attributes of the director.

Director Nomination Process

The Nominating and Governance Committee weighs the independence, skills, characteristics and experience of potential candidates for election to the Board and recommends nominees for director to the full Board for election. In considering candidates for the Board, the Nominating and Governance Committee assesses the overall composition of the Board taking into account its representation of skills, backgrounds, diversity and contacts in the insurance industry or other industries relevant to our business. As the application of these factors involves the exercise of judgment, the Nominating and Governance Committee does not have a standard set of fixed qualifications that is applicable to all director candidates, although the Committee does at a minimum assess each candidate's ability to satisfy any applicable legal requirements or listing standards, his or her strength of character, judgment and specific areas of expertise, and his or her ability and willingness to commit adequate time to Board and Committee matters.

In identifying prospective director candidates, the Nominating and Governance Committee seeks referrals from other members of the Board, management, shareholders and other sources. The Nominating and Governance Committee also may, but need not, retain a professional search firm in order to assist it in these efforts. The Nominating and Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering director candidates, the Nominating and Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board's effectiveness.

In connection with its annual recommendation of a slate of nominees, the Committee also assesses the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

In 2006, this process resulted in the Committee's recommendation to the Board, and the Board's nomination, of the three new and ten incumbent directors proposed for election by you at the upcoming annual meeting of shareholders.

Ms. Higgins and Messrs. Beller and Killingsworth were recommended as nominees by the CEO and certain non-management directors, and, in addition, Ms. Higgins and Mr. Killingsworth were recommended by a third-party search firm.

The Nominating and Governance Committee will consider director candidates submitted by shareholders. Shareholders wishing to propose a candidate for consideration may do so by submitting the proposed candidate's full name and address, résumé and biographical information to the attention of the Corporate Secretary, The Travelers Companies, Inc., 385 Washington Street, Saint Paul, Minnesota 55102. All proposals for nomination received by the Corporate Secretary will be presented to the Nominating and Governance Committee for its consideration.

Annual Meeting of Shareholders

We encourage and expect all of the directors to attend each annual meeting of shareholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of the Board on the same day as the annual meeting of shareholders. All but two of our directors were present at the 2006 annual meeting of our shareholders.

Director Independence and Independence Determinations

Under the Governance Guidelines and NYSE rules, a director is not independent if he or she (1) has a direct or indirect material relationship with the Company or (2) otherwise does not meet the bright-line test for independence set forth by the NYSE rules.

The Board has established categorical standards of director independence to assist it in making independence determinations. These standards are set forth on page A-6 under "Director Independence" in our Governance Guidelines, which set forth certain relationships between the Company and the directors and their immediate family members, or entities with which they are affiliated, that the Board, in its judgment, has determined to be material or immaterial in assessing a director's independence. The Nominating and Governance Committee annually reviews the independence of all directors and reports its determination to the full Board.

In the event a director has a relationship with the Company that is not addressed by the independence guidelines, the independent members of the Board determine whether such relationship is material.

The Governance Guidelines require that no less than three-fourths of the members of the Board and three-fourths of the members of each standing committee of the Board be independent, and that no more than two members of the Board may concurrently serve as officers of the Company.

The Board has determined that all of its non-employee directors and all of the persons proposed for election at the upcoming annual meeting of shareholders are independent, except for Mr. Robert Lipp, who served as an executive officer of the Company until September 2005 and our Chairman, Chief Executive Officer and

President, Mr. Jay Fishman, who is an employee of the Company and therefore is not independent under the Governance Guidelines or the NYSE rules.

In reaching its determination that Dr. Glen Nelson is an independent director, the Board considered the fact that in 2006 the Company paid an aggregate of $218,480 to Regent Aviation, an aviation services company wholly-owned through a trust of which Dr. Nelson is the sole beneficiary. These payments were made under the terms of a long-term contract between us and Regent Aviation. Under this contract, we lease the land for our hangar in St. Paul, Minnesota, purchase aircraft fuel at highly competitive rates and obtain catering and other related services. This 27-year contract was negotiated in the ordinary course of business and signed in 1998, at least three years before Dr. Nelson's trust acquired Regent Aviation (or its predecessor company). The Board deems the terms of the contract to be in the interests of the Company and its shareholders and has noted that our payments to Regent Aviation in 2006 represent approximately 1% of Regent's 2006 revenues. In light of the above, the Board does not consider this relationship between the Company and Regent Aviation to be material to the Company, to Regent Aviation or to Dr. Nelson.

Approximately 82% of the directors on the Board, as currently composed, are independent and if all of the director nominees are elected or re-elected to the Board, approximately 85% of the directors on the Board will be independent.

In making its independence determinations, the Board considered and reviewed the various commercial, charitable and employment transactions and relationships identified to it through annual directors' questionnaires that exist between us and our subsidiaries, and the entities with which certain of our directors or members of their immediate families are, or have been, affiliated.

These questionnaires, which all directors and director nominees are required to complete, are reviewed by our counsel and presented to the Nominating and Governance Committee and to the Board. In addition, our counsel requests that our insurance operations staff compile a list of all insurance written by our insurance operations for directors and any of their affiliated entities, indicating any premiums paid to us with respect to such insurance coverage for the prior year. All such insurance transactions are presented to the Board for their evaluation and discussion. The Board has determined that any amounts due with respect to insurance transactions with directors and their affiliated entities are subject to "usual trade terms" and are transactions conducted in the ordinary course of business.

The Board determined that none of the transactions or relationships identified was material or affected the independence of such directors under either the Company's Governance Guidelines or the applicable NYSE rules. In reaching its conclusion, the Board also considered the transactions disclosed under "Transactions with Related Persons And Certain Control Persons—Related Person Transaction Approval."

Equity Grant Dates

The backdating of stock option grants at certain public companies generated considerable attention in 2006. As a result, we reviewed our established equity-granting practices and confirmed that they are designed and function effectively so as to avoid any backdating of equity awards. In 2006, the Board adopted a Governance Guideline establishing fixed grant dates for the award of "off-cycle" equity grants, so as to ensure that no equity grant dates are established with a view to benefiting grantees from the timing of material public announcements. Our Governance Guidelines are available in Annex A hereto, as well as on our website at www.travelers.com under Investors: Corporate Governance: Governance Guidelines.

Fair Market Value of Equity Grants

To further ensure the integrity of our equity awards process, in 2006 the Compensation Committee resolved that beginning January 1, 2007, the exercise price of all stock options granted and the value of all equity awards made, must be determined by reference to the closing price for a share of Travelers common stock on the New York Stock Exchange on the date of any such grant or award. Until January 1, 2007, the exercise price of our stock options and the value of our equity awards were determined by reference to the closing price of our common stock on the business day immediately preceding the date of grant. For further discussion see "Compensation Discussion and Analysis—Compensation Elements—Stock-Based Long-Term Incentives" below.

Transactions With Related Persons And Certain Control Persons—Related Person Transaction Approval

In December 2006, the Board adopted a written Related Person Transaction Policy (the "Related Person Policy") to assist the Board in reviewing, approving and ratifying related person transactions and to assist us in the preparation of related disclosures required by the SEC. This Related Person Policy supplements our other policies that may apply to transactions with related persons, such as the Board's Governance Guidelines and our Code of Conduct.

The Related Person Policy provides that all related person transactions covered by the Policy are prohibited, unless approved or ratified by the Board or by the Nominating and Governance Committee. Our directors and executive officers are required to provide prompt and detailed notice of any purported Related Person Transaction (as defined in the Policy) to the Corporate Secretary, who in turn must promptly forward such notice and information to the Chairperson of the Nominating and Governance Committee and to our counsel for analysis, to determine whether the particular transaction does constitute a Related Person Transaction requiring compliance with the Policy. The analysis and recommendation of counsel are then presented to the Nominating and Governance Committee for consideration at its next regular meeting.

In reviewing Related Person Transactions for approval or ratification, the Nominating and Governance Committee will consider the relevant facts and circumstances, including:

  •
  the commercial reasonableness of the terms;

  •
  the benefit (or lack thereof) to us;

  •
  opportunity costs of alternate transactions;

  •
  the materiality and character of the related person's interest, including any actual or perceived conflicts of interest; and

  •
  with respect to a non-employee director or nominee, whether the transaction would compromise the director's (1) independence under the Board's Governance Guidelines, including the NYSE rules, or Rule 10A-3 of the Exchange Act if serving on the Audit Committee; (2) status as an outside director under Section 162(m); or (3) status as a "non-employee director" under Rule 16b-3 of the Exchange Act if serving on the Compensation Committee.

The Nominating and Governance Committee will not approve or ratify a Related Person Transaction unless, after considering all relevant information, it has determined that the transaction is in, or is not inconsistent with, our best interests and the best interests of our shareholders.

The following transactions are not subject to the Related Person Policy:

  •
  ordinary course transactions not exceeding $120,000;

  •
  transactions related solely to the related person's interest as a director, trustee or officer of a non-profit organization that receives donations from us that are made under our matching program as made available on the same terms to all of our employees; and

  •
  director compensation arrangements approved by the Board.

A copy of our Related Person Policy is available on our website at www.travelers.com under Investors: Corporate Governance: Related Person Transaction Policy.

The Nominating and Governance Committee reviewed each of the Related Person Transactions discussed below, and after considering all of their relevant facts and circumstances, ratified them for 2006.

Employment Relationships

We employ approximately 33,000 employees, approximately 6,000 of whom work in and around Hartford, Connecticut. In 2006, we employed several employees in the Hartford area who are related to the executive officers identified below:

  •
  Mr. Joseph P. Lacher is Executive Vice President—Personal Insurance for the Company. His brother, Mr. Christopher Lacher, and his sister-in-law, Ms. Meghan Lacher, have been employed by the Company since 2003. In 2006, their combined total compensation, including salary, bonuses, equity awards and other benefits totalled approximately $220,000. Their compensation is commensurate with that of their peers.

  •
  Mr. Brian W. MacLean is the Executive Vice President and Chief Operating Officer of the Company. His daughter, Ms. Erin Cha, and his son-in-law, Mr. Junghwan Cha, have been employed by the Company since 2005. In 2006, their combined total compensation, including salary, bonuses, equity awards and other benefits totalled approximately $130,000. Their compensation is commensurate with that of their peers.

Third-Party Transactions

We engage several thousand law firms, nationally and internationally, to represent us and/or our insureds in connection with, among other things, corporate, litigation, regulatory, insurance coverage and claim matters. The selection and retention of our outside counsel is overseen by our Executive Vice President and General Counsel. In 2006, we engaged several law firms with partners related to the executive officer or director identified below:

  •
  Mr. Robert Lipp is a director of the Company. His step-son, Mr. Joseph Berman, is a partner in the law firm Berman & Dowell. In 2006, the Company paid this firm $168,905 in legal fees and disbursements. We engage this firm, from time to time in the ordinary course of our business, on an arm's length basis.

  Mr. Lipp's step-daughter's husband, Mr. Alan Schnitzer, has been a corporate partner for seven years in the law firm Simpson Thacher & Bartlett LLP ("STB"), which has provided legal services to the Company (and prior to the Merger, to TPC) for more than 20 years. In 2006, the Company paid STB approximately $13 million for legal fees and disbursements related to work in which, STB has informed us, Mr. Schnitzer participated in providing legal services. A substantial portion of those fees relate to litigation, regulatory and similar matters overseen on a day-to-day basis by another partner in the firm. In addition, in 2006 the Company paid STB approximately $29 million for fees and disbursements with respect to other litigation and insurance coverage matters in which, STB has informed us, Mr. Schnitzer did not participate in providing legal services. We engage STB in the ordinary course of our business, on an arm's length basis, and although the relationship between Messrs. Lipp and Schnitzer is not one explicitly required to be reviewed under the terms of our Related Person Transaction Policy, the Company's Nominating and Governance Committee considered and ratified for 2006, and approved for 2007, our engagement of STB.

  •
  Ms. Doreen Spadorcia is Executive Vice President—Claim Services. Her husband, Mr. Richard Cavo, is a partner in the law firm Litchfield Cavo LLP. In 2006, we paid this firm $3,046,199 in legal fees and disbursements for work performed by Mr. Cavo and several of his partners and associates. The Litchfield Cavo firm has been an approved firm of the Company for more than eight years and is retained by the Company, from time to time in the ordinary course of business, on an arm's length basis. Ms. Spadorcia has been in her present role since 2005. Since assuming her current role, Ms. Spadorcia has explicitly recused herself from any involvement with respect to our retention of, or payments to, this law firm.

All of the above-mentioned Related Person Transactions were also approved by the Nominating and Governance Committee with respect to any such payments that may be made to those Related Persons in 2007.

In addition to the Related Person Policy, our Code of Conduct requires that all employees, officers and directors avoid any situation that involves or appears to involve a conflict of interest between their personal and professional relationships. Our Audit Committee reviews and discusses any apparent conflicts of interest with senior management. The Code of Conduct also requires that all employees seek approval from both their senior officer and our Chief Compliance Officer prior to accepting a position as a director of any unaffiliated for-profit company or organization.

Each director and executive officer is required to complete a detailed questionnaire designed to elicit information pertaining to any business or other transaction that such director, officer, members of their immediate families and any entity with which any of them is affiliated may have had with us and any of our affiliates during the previous year. The responses to those questionnaires are reviewed by Company counsel, who present a summary of the matters identified in them to the Nominating and Governance Committee and the Board for review at their next meetings.

Under our Governance Guidelines and NYSE rules, the Board determines annually, based on all of the relevant facts and circumstances, whether each director satisfies the criteria for NYSE independence and periodically evaluates Related Person Transactions involving directors in connection with such process. See "Director Independence and Independence Determinations," which is incorporated by reference in this section.

The transactions and relationships described above were each reviewed and considered in the course of the Board's annual review and determination of director independence, and were reconsidered in February 2007 and ratified and approved under our Related Person Policy.

Lead Director

In November 2006, the Board established the position of Lead Director, who is to be elected by and from among the independent directors. The Lead Director acts when the Chairman of the Board is also the Chief Executive Officer or is a director who does not otherwise qualify as an independent director under the Governance Guidelines. Among other responsibilities, the Lead Director presides over executive sessions of the independent and non-management directors, provides input to the Chairman with respect to Board agendas and acts as a liaison between and among directors, Committee chairs, the Chairman and senior management. The Lead Director is elected by secret ballot and no person may serve in such role for more than five consecutive years. A more complete description of the role of the Lead Director is set forth in our Governance Guidelines which are appended as Annex A hereto and on our website at www.travelers.com.

In November 2006, Mr. Dasburg was elected our Lead Director. Prior to November 2006, the Chairman of the Nominating and Governance Committee presided over executive sessions of the independent and non-management directors.

Executive Sessions

Executive sessions (i.e., meetings of the non-employee members of the Board, including those who may not be independent) are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-employee directors who are not independent. The Audit, Compensation and Nominating and Governance Committees also meet regularly in executive session.

Board and Committee Evaluations

Every year, the Board and each of its Committees evaluate their respective performances and effectiveness, as required by the Governance Guidelines. This year, to enhance the evaluation process and solicit greater in-depth feedback, the Board retained independent outside counsel with corporate governance expertise to conduct the self-evaluation process with respect to 2006 Board and Committee performance. This independent advisor met with each of the Board members to solicit his or her views on a wide range of topics, including but not limited to, the fulfillment of their Board and Committee responsibilities identified in the Governance Guidelines and Committee charters on our website at www.travelers.com/investors/corporategovernance. Following those meetings, this advisor delivered his report to the full Board and, together with the Chairman of the Nominating and Governance Committee and the Lead Director, moderated an in-depth discussion of the feedback obtained. Following the discussions, the Board identified a number of areas for focus in 2007 to further enhance Board and Committee effectiveness over the next year.

Shareholder Communications

As described on our website at www.travelers.com, shareholders and other interested parties who wish to communicate with a member or members of the Board, including the Chairman of the Nominating and Governance Committee, the non-employee directors as a group, the Lead Director, or the Audit Committee, may do so by addressing their correspondence as follows: if intended for the full Board, to the Chairman of the Board; if intended for one or more non-employee directors, to the Chairman of the Nominating and Governance Committee; if intended for the Lead Director, to Mr. John Dasburg; and if intended for the Audit Committee, to the Chairman of the Audit Committee. All such correspondence should be sent to the following address: Corporate Secretary, The Travelers Companies, Inc., 385 Washington Street, St. Paul, Minnesota 55102. The office of the Corporate Secretary will forward all such correspondence to the appropriate person or persons.

Enterprise Risk Management

Under the oversight of the Risk and Audit Committees, Enterprise Risk Management is a company-wide initiative that involves the Board and management in identifying, assessing and managing risks that could affect our ability to fulfill our business objectives or execute our corporate strategy. Our Enterprise Risk Management activities involve the identification and assessment of a broad range of risks and the development of plans to mitigate their effects.

Certain Litigation Matters

Two derivative actions have been brought in the United States District Court for the District of Minnesota against all of our current Directors and certain of our former Directors, naming us as a nominal defendant: Rowe v. Fishman, et al. (Oct. 22, 2004) and Clark v. Fishman, et al. (Nov. 18, 2004). These actions assert state law claims in connection with our alleged failure to make disclosure regarding the value of our loss reserves, the way we compensate brokers, and our allegedly improper use of finite reinsurance products. The parties entered into a Stipulation and Agreement of Compromise, Settlement, and Release resolving these matters on November 1, 2006, which is subject to court approval. Under Minnesota law, we indemnify our officers and directors in respect of these lawsuits and other lawsuits arising out of alleged similar facts and circumstances. We retained special counsel, who determined that the directors were entitled to advances of their costs of defense under the Minnesota Business Corporation Act. Accordingly, we have advanced officers and directors attorneys' fees and other expenses they may have incurred in defending Rowe v. Fishman, et al.and Clark v. Fishman, et al. We advanced approximately $273,267 in 2006.

ITEM 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected KPMG LLP to serve as our independent registered public accounting firm for 2007.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of KPMG to our shareholders for ratification because we value our shareholders' views on the Company's independent registered public accounting firm. If our shareholders fail to ratify the selection, it will be considered as notice to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Representatives of KPMG will be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so.

The shares represented by your proxy will be voted for the ratification of the selection of KPMG unless you specify otherwise. KPMG has served as the independent registered public accounting firm of the Company (including St. Paul and its subsidiaries prior to the Merger) since 1968 and of Travelers Property Casualty Corp. and its predecessors from December 1993 until the Merger.

Audit and Non-Audit Fees

In connection with the audit of the 2006 financial statements, we entered into an engagement agreement with KPMG which sets forth the terms by which KPMG will perform audit services for the Company. That agreement provides for alternative dispute resolution procedures and an exclusion of punitive damages.

The following table presents fees for professional services rendered by KPMG for the audit of our financial statements for 2006 and 2005 and fees billed for other services rendered by KPMG for those periods:

	2006	2005
Audit fees(1)	$10,182,652	$12,038,570
Audit-related fees(2)	509,037	1,148,400
Tax fees(3)	354,290	422,162
All other fees	—	—

Total:	$11,045,979	$13,609,132

(1)
Fees paid were for audits of financial statements, reviews of quarterly financial statements and related reports and reviews of registration statements and certain periodic reports filed with the SEC.

(2)
Services primarily consisted of audits of employee benefit plans, statutory reserve reporting services and reports on internal controls not required by applicable regulations.

(3)
Tax fees related primarily to domestic and international tax planning and tax return preparation and assistance services, and tax services related to our expatriates.

The Audit Committee of the Board considered whether providing the non-audit services shown in this table was compatible with maintaining KPMG's independence, and concluded that it was.

Consistent with SEC policies regarding auditor independence and the Audit Committee's charter, the Audit Committee has responsibility for appointing, setting compensation and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit Committee preapproves all audit and permitted non-audit services provided by the independent registered public accounting firm. Each year, the Audit Committee approves an annual budget for such permitted non-audit services and requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year. The Audit Committee has authorized our chief auditor to approve KPMG's commencement of work on permitted services within that budget, although the Chair of the Audit Committee must approve any permitted non-audit service within the budget if the expected cost for that service exceeds $100,000. During the year, circumstances may arise that make it necessary to engage the independent registered public accounting firm for additional services that would exceed the initial budget. The Audit Committee has delegated the authority to the Committee Chair to review such circumstances and to grant approval when appropriate. All such approvals are then reported by the Audit Committee Chair to the full Audit Committee at its next meeting.

Report of the Audit Committee

The role of the Audit Committee is to assist the Board in its oversight of our financial reporting process. The Board has determined that Mr. Dasburg is an "audit committee financial expert," as defined in SEC rules. The Board based its determination on Mr. Dasburg's professional experience, as previously described, and his service on the audit committees of other companies.

The Audit Committee operates pursuant to a charter which is reviewed annually by the Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of "Audit Committee." Under the Audit Committee charter, our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. In addition, the independent registered public accounting firm is responsible for auditing and expressing an opinion on the Company's internal controls over financial reporting including an evaluation of management's assessment of said controls.

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Company with management and with the independent registered public accounting firm. The Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and discussed with the independent registered public accounting firm their independence.

Based upon the review and discussions described in the preceding paragraph, our Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC.

Your Board of Directors unanimously recommends that you vote FOR the ratification of KPMG as our independent registered public accounting firm for 2007.

Submitted by the Audit Committee of the Company's Board of Directors:

  John H. Dasburg (Chair)
  Janet M. Dolan
  Thomas R. Hodgson
  Laurie J. Thomsen

ITEM 3—APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO REQUIRE A MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

The Board of Directors has approved, and recommends shareholder approval of, an amendment to our articles of incorporation to require that nominees for election as directors receive a majority of the votes cast in order to be elected to the Board.

Currently, the members of our Board are elected by a plurality of the votes present in person or by proxy at a meeting. Minnesota law requires that, unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes present in person or by proxy at a meeting. Although we have previously adopted a Governance Guideline requiring directors who do not receive a majority of the votes cast "for" the directors' election to tender their resignation to the Nominating and Governance Committee, in order to effect an actual majority vote standard, we must amend our articles of incorporation to implement this standard.

The Nominating and Governance Committee and the Board believe that active shareholder participation in the election of directors is important to our Company and to effective corporate governance. In response to similar concerns, several public companies have recently approved charter amendments requiring a majority vote standard for the election of directors. The Board has carefully considered the arguments for and against a majority voting standard and concluded that its adoption will complement the Company's existing governance policies and is consistent with our efforts to remain at the forefront of corporate governance best practices.

The amendment to the articles of incorporation operates as follows:

  •
  Subject to any rights, if any, of holders of any preferred stock of our Company, each director shall be elected at a meeting of shareholders by the vote of a majority of the votes cast with respect to the director.

  •
  However, in a contested election of directors in which the number of nominees exceeds the number of directors to be elected, the directors will continue to be elected by a plurality of the votes present in person or by proxy at the meeting.

  •
  For purposes of the majority voting standard, a majority of the votes cast means that the votes entitled to be cast by the holders of all the then outstanding shares of voting stock of the Company that are voted "for" a director must exceed the shares voted "against" the director.

The amendment is effected by adding a new Article VII to the articles of incorporation. A full text of Article VII is included as Annex B to this Proxy Statement. If the amendment is approved by shareholders, it will be effective following the Annual Meeting.

As described above, we previously amended our Governance Guidelines to require directors who do not receive a majority of the votes cast "for" their election to tender their resignation to our Nominating and Governance Committee. Even if the amendment to the articles is approved, this Governance Guideline will continue to remain in effect so that an incumbent director who does not receive a majority of the votes cast "for" his or her election, but who, under Minnesota law, would nonetheless continue to serve until his or her successor is elected, will be required to tender his or her resignation to the Nominating and Governance Committee. The Board, taking into account the Nominating and Governance Committee's recommendation, will act on the tendered resignation and publicly disclose its decision within 90 days after the date of the certification of the election results. The Nominating and Governance Committee may consider any factors or other information that it considers appropriate and relevant. Any director who has tendered his or her resignation will not participate in the deliberations with respect to his or her resignation. If the director's resignation is not accepted by the Board, the director will continue to serve until the next annual meeting and until his or her successor is duly elected. If the director's resignation is accepted by the Board, then the Board may fill any resulting vacancy or may decrease the size of the Board.

If the proposal to amend the articles is approved by our shareholders, the Governance Guideline described above will remain in effect, as amended, however, to conform the description of the calculation of the majority vote to the new provision in the articles.

Your Board of Directors unanimously recommends that you vote FOR the amendment of the articles of incorporation to require a majority of the votes cast for the election of directors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The objectives of our executive compensation program, the process for determining the total compensation of the CEO and the other named executive officers for whom compensation is disclosed in the tables below (the CEO and these named executive officers, collectively, the "NEOs"), the elements of compensation included in that program and certain other matters related to the compensation of the CEO and the other NEOs are discussed and analyzed below.

Objectives of the Company's Executive Compensation Program

The five primary objectives of our executive compensation program, which have been approved by the Compensation Committee, are described below.

Link the delivery of realized compensation to the achievement of our short- and long-term financial and strategic objectives

The Compensation Committee believes that a properly structured compensation system should measure, hold management accountable for and reward performance on multiple bases. To ensure an appropriate degree of balance in the program, the compensation system is designed to measure short-and long-term financial and operating performance, the efficiency with which capital is employed in the business, effective management of risk, achievement of strategic initiatives and the individual performance of each executive.

The Compensation Committee further believes that an executive's total compensation opportunity should be commensurate with position and responsibility. As such, the proportion of total compensation attributable to variable "at risk" elements increases with successively higher levels of responsibility. Thus, the senior-most executives who are responsible for the development and execution of our strategic and financial plan have the largest portion of their compensation tied to variable incentives, including equity-based compensation in which ultimate value is completely or partly dependent on changes in shareholder value.

Provide industry competitive compensation opportunities intended to attract, motivate and retain high-performing executive talent

Our overall compensation levels are targeted to attract and retain the best executives in the industry. The Compensation Committee believes that when the Company generally meets its performance goals and the CEO and NEOs individually contribute at superior levels to the Company's performance, these executives' total compensation should be set above the median of the compensation levels for equivalent positions in the Compensation Comparison Group discussed below. When the Company does not generally meet its performance goals, or the CEO or NEOs individually do not perform at superior levels, these executives' total compensation should be at lesser levels.

Foster commonality of interest between management and shareholders by delivering a substantial portion of the total compensation opportunity through equity-based incentives and ensuring that executives accumulate meaningful stock ownership stakes over their tenure

The Compensation Committee believes that commonality of interest between executives and shareholders is achieved by delivering a significant portion of the total compensation in the form of stock-based programs. The principal components of stock-based compensation include stock options, performance shares and, until February 2006, restricted stock. In addition, senior executives are required to achieve certain stock ownership targets prior to selling any stock acquired upon the exercise of stock options or vesting of performance shares or restricted stock. The portion of total compensation attributable to stock-based programs and the expected level of executive stock ownership increases directly with increasingly higher levels of responsibility.

Maximize, to the extent equitable and practicable, the financial efficiency of the overall compensation program from tax, accounting and cash flow perspectives

We make reasonable efforts to seek to maximize the tax deductibility of all elements of compensation. Section 162(m) prohibits us from deducting compensation in excess of $1 million paid to the CEO or to the other NEOs, unless certain requirements are met, including that such amounts be "performance-based" under the Section 162(m) rules.

The Compensation Committee regularly reviews the compensation plans in light of applicable tax provisions, including Section 162(m), and makes reasonable efforts, consistent with sound executive compensation principles and our needs, to seek to ensure that such compensation is deductible by us. The Compensation Committee may approve compensation that does not qualify for deduction where it is appropriate to do so in light of other competing interests and goals, such as the attraction and retention of key executive talent.

As part of the process of approving the initial design of incentive plans, or any subsequent modifications made to such plans, and determining awards under the plans, the Compensation Committee evaluates the accounting treatment, the aggregate economic costs and the cash flow implications of each compensation element to us and the expected impact on our financial results. The Compensation Committee attempts to balance the various financial implications of each program to ensure that the system is as efficient as possible and that unnecessary costs are avoided.

Reflect established and evolving corporate governance "best practice" standards

The Compensation Committee, with the assistance of our Human Resources Department and Cook, stays abreast of current and developing corporate governance "best practices" with respect to executive compensation, and adjusts the various elements of the executive compensation program, from time to time, as it deems most appropriate.

Compensation Determination Process

As discussed more fully above under "Committees of the Board and Meetings—Compensation Committee," the Compensation Committee is responsible for establishing our executive compensation program and setting our executive compensation objectives and policies. The Compensation Committee has delegated its authority to the Executive Compensation Subcommittee (the "Subcommittee") with respect to compensation actions for the CEO and the other executive officers to ensure compliance with the requirements of Section 162(m) of the Internal Revenue Code of 1986 (the "Code").

The CEO's compensation is determined by the Subcommittee within the context of his employment agreement based on an annual assessment of the Company's overall performance. The Subcommittee also considers a written self-assessment provided to it by the CEO and materials provided by Cook. The Subcommittee considers a variety of factors, including market-competitive compensation rates as well as Company and individual performance. The Subcommittee considers recommendations from the CEO and Cook regarding total compensation for each of the other NEOs and certain other senior executives, including all executives who report directly to the CEO. Other than a written self-assessment provided by the CEO to the Subcommittee, none of the NEOs is directly involved in the decision-making process related to his own compensation.

The Compensation Committee, with the assistance of Cook and the CEO (with reference to the other NEOs only), attempts to set the total compensation of our executives, including the CEO and the other NEOs, at levels that are competitive with equivalent positions at a select group of companies that the Compensation Committee believes to be an appropriate reference group (the "Compensation Comparison Group"). The Compensation Comparison Group includes our key competitors in the property and casualty insurance industry, as well as general financial services companies that have, on average, comparable revenue and/or market capitalization. Our revenues and market capitalization are generally consistent with the median of the Compensation Comparison Group.

In 2006, the Compensation Comparison Group consisted of:

  •
  ACE Ltd.,
  •
  Aetna, Inc.,
  •
  Allstate Corporation,
  •
  American Express,
  •
  American International Group,
  •
  Chubb Corporation,
  •
  Hartford Financial Services Group,
  •
  MetLife Inc.,
  •
  Progressive Corporation,
  •
  Prudential Financial Inc.,
  •
  Safeco Corporation and
  •
  UnitedHealth Group Inc.

In January 2007, the Committee modified the group by replacing UnitedHealth Group with CIGNA and Manulife Financial.

The variety of factors, including Company and individual performance and market-competitive compensation rates, which are considered by the Committee in determining the compensation of the CEO and the other NEOs, are described below.

Setting Executive Compensation

To ensure that the overall pay mix is consistent with typical market practice and that the compensation of the CEO and the other NEOs is most heavily tied to individual and Company performance, these executives receive the highest portion of total annual compensation (i.e., salary plus bonus) in the form of performance-based annual bonuses. When performance is strong, bonuses and total annual cash compensation will exceed the 50th percentile. When performance is not strong, bonuses and total annual cash compensation will be less than the 50th percentile. For performance year 2006, the CEO received approximately 85% of the sum of his 2006 salary and bonus ("total 2006 annual cash compensation") in the form of a performance-based annual cash bonus under the Senior Executive Performance Plan (the "Senior Executive Plan"). The other NEOs received, on average, approximately 80% of their total 2006 annual cash compensation in the form of a performance-based annual bonus under the Senior Executive Plan.

Compensation Elements

We deliver executive compensation through a combination of salary, annual bonus, stock-based long-term incentives, benefits and perquisites.

Base Salary

Base salary serves as the foundation of the overall compensation system for the CEO and the other NEOs, and the grants, payouts and benefits under the equity-based compensation elements are generally tied to, or expressed as a percentage or multiple of, salary.

The Compensation Committee generally sets base salary for members of the Management Committee, including the NEOs, at a level that, in the aggregate, is targeted at the 50th percentile of the Compensation Comparison Group. Individual salaries may range above or below median based on a variety of factors, including the potential impact of the executive's role at the Company, the experience the executive brings to the position and the performance and potential of the executive in his or her role. Base salaries are reviewed annually and adjustments are made as the Compensation Committee deems appropriate to recognize performance, expanded duties or changes in the competitive marketplace.

Base salaries in 2006 for the NEOs generally ranged from the 25th to the 75th percentile (i.e., base salaries higher than 25 to 75 percent of employees in comparable jobs at the companies in the Compensation Comparison Group). The CEO's 2006 base salary of $1,000,000 was competitive with the 25th percentile of the Compensation Comparison Group and is set forth in Mr. Fishman's employment agreement as a minimum. The Committee has positioned Mr. Fishman's compensation at this level in part to avoid, to the extent reasonable, loss of tax deductions under Section 162(m) and to ensure that a larger percentage of his total compensation opportunity is tied to variable, performance-based elements. A description of Mr. Fishman's employment agreement is set forth in the narrative following the Summary Compensation Table.

Annual Bonuses

To ensure that short-term compensation is tied to the performance of each executive and the Company as a whole, the CEO and the other NEOs are eligible to earn bonuses under our shareholder-approved formula-based incentive plan adopted in 2002, the Senior Executive Plan.

The Senior Executive Plan is intended to comply with the "performance-based" compensation requirements of Section 162(m) and thereby enable annual bonuses paid to the CEO and the other NEOs to be fully deductible by us. Under the Senior Executive Plan, a maximum pool for annual bonus awards is determined by a formula that was approved by shareholders. Notwithstanding the establishment of this bonus pool, the Subcommittee may determine, at its discretion, to grant no bonuses if it believes none are warranted.

Pursuant to the formula set forth in the Senior Executive Plan generally, if our return on equity ("ROE") for the performance period is greater than 8%, then the pool available to pay bonuses to the CEO and the other NEOs will equal 1.5% of "After-Tax Operating Earnings", as defined below. The Senior Executive Plan formula provides that the ROE is determined by dividing After-Tax Operating Earnings by total common shareholders' equity as of the beginning of the fiscal year (adjusted to exclude net unrealized appreciation or depreciation of investments). The Senior Executive Plan defines "After-Tax Operating Earnings" as our net income from continuing operations for the performance period as reported in our financial statements for the performance period, adjusted to eliminate the after-tax effects of the following items:

  •
  net realized investment gains or losses in our fixed maturities and real estate portfolios;

  •
  extraordinary items and the cumulative effect of accounting changes as each is defined by U.S. generally accepted accounting principles ("GAAP");

  •
  restructuring charges;

  •
  losses in our "core" businesses from officially designated catastrophes; and

  •
  underwriting results of our exited businesses placed into run-off ("non-core").

Maximum awards for the CEO and each other NEO are set annually by the Subcommittee as a percentage of the aggregate pool determined using the formula described above. Under the terms of the Senior Executive Plan, however, no individual may receive more than 50% of the aggregate pool. At the beginning of, and for performance year 2006, the maximum percentage of the pool payable to each of the NEOs was set at 35% for the CEO, 25% for the next most highly compensated executive officer, 15% for the third and fourth most highly compensated executive officers, and 10% for the fifth most highly compensated executive officer.

At year-end, the Subcommittee determines whether the threshold level of ROE has been achieved, and if so, determines the maximum awards that could be paid for each of the CEO and the other NEOs. For the year ended December 31, 2006, we achieved an ROE under the Senior Executive Plan of 21.95% which resulted in a pool of $71.85 million available for the bonuses for the CEO and the other NEOs.

Notwithstanding the above calculation, the Subcommittee exercises absolute discretion to determine the actual awards, if any, paid to each NEO, including the CEO, under the Senior Executive Plan. In exercising this discretion the Subcommittee considers a number of factors, including the Company and/or business segment results relative to the various financial measures set forth in the Company's 2006 Business Plan that was established and approved by the Board of Directors at the end of the prior fiscal year; compensation market practices as reflected by the Compensation Comparison Group; the performance of the executive; and past awards to the executive. The achievement, or inability to achieve, any particular financial or operational measure in a given year, neither guarantees nor precludes the payment of an award, but is considered by the Subcommittee as one of several data points in light of the other factors noted and any additional information available to it at the time, including without limitation, market conditions in general. The Subcommittee also considers other qualitative factors, such as:

  •
  the strategic positioning of the Company or the applicable business segment;

  •
  the progress made on strategic and technology initiatives;

  •
  the identification and achievement of cost efficiencies (or, when appropriate, the maintenance of a business segment's cost competitiveness;

  •
  the demonstration of leadership and innovation; and

  •
  the extent of accomplishment of business unit growth plans.

With regard to CEO performance, the Subcommittee also considers his development of management expertise, organizational bench strength and succession plans.

In addition, for 2006, the Subcommittee established and considered the five general executive management performance goals set forth below:

Improve our financial performance

One of management's important responsibilities is to produce an appropriate return on capital for our shareholders, as measured by the Company's operating return on equity and to develop and execute financial and operational plans to achieve our stated long-term aspiration of mid-teens operating return on equity for our shareholders. The Subcommittee also recognizes, however, the historic cyclicality of our business and that there may be times when the operating return on equity achievable in a given year is greater than, or less than, a mid-teens level.

The Subcommittee also recognizes that the Company's business is subject to natural and man-made catastrophic events, as well as to certain types of prior year reserve development, such as those related to asbestos and environmental coverages, resulting from judicial interpretations that may significantly broaden the intent of policies written decades ago. The Subcommittee believes that while the impact of catastrophes in any given year can produce significant volatility, management's plan to manage volatility and earn a return on capital committed to insurance in catastrophe-prone areas must be long-term in nature.

While the Subcommittee evaluates a broad range of financial and operating dynamics, including premium revenues, investment income, insurance losses, expense management and the resulting operating income, the Subcommittee places considerable importance on the Company's operating return on equity, both on an as reported basis, and as adjusted to exclude the cost of catastrophes and certain prior year reserve development.

When the Board approved the Company's 2006 Business Plan, both management and the Board believed it to be reasonably difficult to achieve. Among other goals, that Plan targeted an operating return on equity, on an as reported basis, of approximately 14%, which the Company meaningfully exceeded with 2006 actual operating return on equity, on an as reported basis, of 17.9%.

Improve the competitive positioning of our property and casualty insurance business as measured by premiums written

The Subcommittee also reviewed improvement, subject to market conditions, in net and gross written premiums measured against the Business Plan in each of our business segments. The Subcommittee also reviewed our annual net and gross written premiums as compared to a peer group of competitors in the property and casualty insurance business, on both an aggregated peer group basis and individually. These competitors were:

  •
  Ace Ltd.,
  •
  Allstate Corporation,
  •
  American International Group,
  •
  Chubb Corporation,
  •
  Cincinnati Financial Corporation,
  •
  CNA Corporation,
  •
  Hartford Financial Services Group,
  •
  Progressive Corporation,
  •
  Safeco Corporation and
  •
  XL Capital Ltd.

In 2006, our growth in net and gross written premiums as compared to 2005 generally outperformed our Business Plan and this competitor group.

Continue the completion of planned information systems conversions necessitated by the 2004 merger that formed the Company

We established target completion dates for conversion of pre-merger information systems to a unified platform. Substantially all systems conversions scheduled for completion in 2006 were completed on target.

Complete an analysis of our exposure to catastrophic risks and reposition our risk exposure policies

During 2006, in the aftermath of the major catastrophe losses in 2005 in the Gulf Coast region, we established a full-time Catastrophe Management Unit, which is comprised of a dedicated team of professionals who are responsible for directing the management of catastrophic risks and rewards posed by natural and man-made perils assumed by us and our business units. In addition, an executive review of catastrophe models and our process for estimating losses from catastrophes (other than earthquakes) was completed, and a risk/return analysis framework applicable to all perils, business units and geographies was developed and implemented. Finally, business strategies consistent with that risk/return framework with respect to hurricanes were implemented.

Analyze our executive bench strength and develop appropriate succession plans

In 2006, every business and major staff function of the Company conducted an annual talent assessment that included a succession plan, a description of business issues with talent implications, plans to address those issues, an assessment of individual performances and potential, and a discussion of diversity efforts. Those talent assessments were reviewed by the business or staff unit leader and higher levels of management, including the CEO, and actions to be taken were identified for follow-up. This process formed the basis for the senior level succession plan presented by the CEO to the Nominating and Governance Committee. This process is followed each year.

2006 performance versus objectives

When the Company generally meets its performance goals and the CEO and the other NEOs individually contribute at superior levels to the Company's performance, these executives' bonuses should be set above the median of the compensation range of the bonuses of equivalent positions in the Compensation Comparison Group described above. When the Company generally does not meet its performance goals or the CEO or other NEOs individually do not perform at superior levels, these executives' bonuses should be at lesser levels.

At its February 6, 2007 meeting, in consideration of our results for the year and the substantial success of the CEO and other NEOs in achieving the 2006 performance goals described above, the Subcommittee awarded a cash bonus of $6,500,000 to the CEO (9% of the available pool) and total cash bonuses of $8,550,000 to the other NEOs (3% to each of the second and fifth most highly compensated executive officers, 4% to the third most highly compensated executive officer and 2% to the fourth most highly compensated executive officer).

Stock-Based Long-Term Incentives

Long-term incentive grants are targeted at the 50th percentile of the Compensation Comparison Group identified above. The total ultimate value of long-term incentive awards, which will not be known until several years after the date on which they are granted, may be greater than or less than the 50th percentile, depending upon our performance and the performance of our stock price.

Long-term compensation was awarded to the CEO and the other NEOs in the form of stock options, restricted stock and performance shares in 2006 and as stock options and performance shares in 2007, each as described below. These stock-based long-term incentive awards are designed to ensure that (1) our executive officers have a continuing stake in the long-term success of the Company, (2) the total compensation realized by executives reflects our multi-year performance as measured by the efficient use of capital and changes in shareholder value, and (3) a large portion of the total compensation opportunity is earned over a multi-year period and is forfeitable in the event of termination of employment.

To ensure that aggregate long-term incentive awards are reasonable and sustainable, Cook conducts an annual review of stock usage rates and the resulting level of potential share dilution, as well as the economic costs of the aggregate program relative to the Compensation Comparison Group. Based in part on the results of these reviews, the Compensation Committee granted approximately $110 million in value of annual equity awards in 2006 to roughly 6,000 employees. Those awards were intended to establish a maximum aggregate value for all equity incentive awards to our employees, including those made by the Subcommittee to the CEO and the other NEOs in 2006. The Compensation Committee believed that the 2006 level reflected an appropriately conservative assessment of the market level of equity compensation for employees at companies in the Compensation Comparison Group. In February 2007, the Compensation Committee again authorized equity incentive awards with an aggregate maximum value of up to $110 million, and approximately $110 million in value of stock-based long-term incentives were granted to about 6,000 employees, including those made to the CEO and the other NEOs.

For the CEO and the other NEOs, individual long-term incentive grants are targeted at the 50th percentile of the Compensation Comparison Group in order to provide a competitive long-term incentive opportunity. This approach enables us to attract and retain highly skilled executives and to establish a reasonable and sustainable level of aggregate potential expense. The actual value of equity awards, which in most cases will not be known for several years after the date on which they are granted, may be greater or less than the 50th percentile, depending upon our performance and the performance of our stock.

In support of pay-for-performance objectives, the portion of total compensation delivered through stock-based long-term incentives increases directly with an executive's role and responsibility. As such, the senior-most executives are held most accountable for achieving multi-year performance objectives and changes in shareholder value. Of the equity awarded to the CEO and other NEOs in February 2006, time-based restricted stock represented approximately 20% of total compensation, while performance shares and stock options repre-sented approximately 40% of total compensation. (Total compensation is the sum of base salary and cash bonus and grant date value of equity, each awarded in February 2006 for the 2005 performance year.) For details of these awards, refer to the narrative discussion below under "Tabular Executive Compensation Disclosure—Grants of Plan-Based Awards in 2006".

The equity awarded in the form of performance shares and stock options in February 2007 for the CEO represented approximately 50% of total compensation, and approximately 45% of total compensation for the other NEOs. (Total compensation is the sum of base salary and cash bonus and grant date value of equity, each awarded in February 2007 for the 2006 performance year.) In 2007, the CEO and other NEOs were awarded no time-based restricted stock.

The Compensation Committee, based in part on insights provided by Cook, developed guidelines for the allocations of equity compensation among stock options, restricted stock (excluding CAP Shares (defined below)) and performance shares. These allocations are intended to result in a mix of long-term incentives that is sufficiently performance-based and will ensure that a large component of total compensation is variable and tied to the achievement of specific, multi-year, operating performance objectives. In 2006, the mix of long-term incentives for the CEO and other NEOs, on average, was approximately 55% stock options, 20% restricted stock and 25% performance shares.

In recognition of the performance-based nature of performance shares and the ability to tie recognition of cost to the delivery of specific operating results, in 2006 the Compensation Committee decided to eliminate time-based restricted stock as an ongoing component of the annual long-term incentive award and increase the weighting on performance shares. The weighting between options and performance shares awarded in February 2007 was 40% options and 60% performance shares for the CEO and the other NEOs.

In order to more appropriately balance the costs and retention objectives of our long-term incentive program, the Compensation Committee decided that, beginning with awards granted on February 6, 2006, the stock options, restricted stock and performance share awards generally will vest in full three years after the date of grant.

Stock Options

Prior to January 1, 2007, stock options were granted with an exercise price equal to the closing price of the underlying shares on the business day immediately preceding the date of grant. As a result of the SEC's establishment in 2006 of standardized option pricing disclosure, the Compensation Committee determined that, beginning January 1, 2007, all stock options will be granted with an exercise price equal to the closing price of the underlying shares on the date of grant. For details regarding vesting and expiration of our stock option grants, see the narrative discussion below following "Tabular Executive Compensation Disclosure—Grants of Plan-Based Awards in 2006." For a discussion of our predecessor companies' reload option programs, see the "Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2006—Reload Options" (below).

The Subcommittee's annual option award to the CEO had a grant date value of $3,480,683 for the February 2006 award and $2,899,997 for the February 2007 award. The Subcommittee's annual option awards to the other NEOs had an average grant date value of approximately $1,300,000 for the 2006 awards and approximately $875,000 for the 2007 awards. These values are computed in accordance with the Financial Accounting Standards Board Revised Statement of Financial Accounting Standards No. 123, Share-Based Payment ("FAS 123R").

Performance Shares

Under our Performance Share Plan, which became effective beginning in 2006, we may make performance share awards to certain of our employees who hold positions of Vice President (or its equivalent) or above. These awards provide the recipient the right to earn shares of our common stock based upon our attainment of certain performance goals. The performance goals for performance share awards granted in 2006 are based on our adjusted return on equity over a three-year performance period ("Performance Period ROE") commencing January 1, 2006 and ending December 31, 2008. Performance Period ROE is the three-year average "Adjusted ROE," which is determined by dividing "Adjusted Operating Income" by "Adjusted Shareholders' Equity", as defined below.

"Adjusted Operating Income," as defined in the Performance Share Plan, excludes the after-tax effects of:

  •
  certain losses from officially designated catastrophes;

  •
  asbestos and environmental reserve charges or releases;

  •
  net realized investment gains or losses in the fixed maturities and real estate portfolios;

  •
  extraordinary items;

  •
  the cumulative effect of accounting changes and federal income tax rate changes; and

  •
  restructuring charges, each as defined by GAAP, and each as reported in our financial statements (including accompanying footnotes and management's discussion and analysis)

and is then reduced by a certain after-tax dollar amount for expected "normal" catastrophe losses for each calendar year in the performance period ($298 million for 2006).

"Adjusted Shareholders' Equity" for each year in the performance period is defined in the plan as the sum of our total common stockholders' equity, as reported in our balance sheet as of the beginning and end of the year (excluding net unrealized appreciation or depreciation of investments and adjusted as set forth in the immediately following sentence), divided by two. In calculating Adjusted Shareholders' Equity, our total common shareholders' equity as of the beginning and end of the year is adjusted to remove the cumulative after-tax impact of the following items during the performance period: (1) discontinued operations and (2) the adjustments and reductions made in calculating Adjusted Operating Income.

The actual distribution of any portion of the performance shares is contingent on our attaining Performance Period ROE of at least 8%. As indicated on the following chart, if Performance Period ROE is 8%, then only 50% of the award will vest at the end of the three-year performance period; if Performance Period ROE is less than 8%, no part of the award will vest and so no distribution of common stock will occur. If Performance Period ROE is 12%, 100% of the award will vest and be distributed in shares of common stock at the end of the three-year performance period; if Performance Period ROE exceeds 12%, there is an opportunity for increased distributions as described in the table below. Performance that falls between any of the identified points below will result in an interpolated payout (e.g., 13.5% Performance Period ROE will yield a payout of 115% of target).

Performance Shares: Performance Period Return on Equity (ROE) Standard

	Performance Period ROE	Payout (As a Percentage of Target)
Maximum	≥16.0%	160%
	15.5%	150%
	15.0%	140%
	14.5%	130%
	14.0%	120%
	13.0%	110%
Target	12.0%	100%
	10.0%	75%
Minimum	8.0%	50%
	<8.0%	0%

The Subcommittee selected Performance Period ROE as the performance measure in the Performance Share Plan because it is the best measure of both the long-term return to shareholders and the efficiency of our employment of capital. The use of the Performance Period ROE encourages senior executives to focus on a variety of multi-year performance areas that are critical to our success, including the quality of our underwriting activities, our exposure to various types of risks, and the pricing of our products.

To support important recruitment and retention objectives and encourage a long-term focus on our operations, the performance shares vest in full after the completion of the three-year performance period. The program does not provide for accelerated vesting upon a change in control of the Company. New performance share cycles commence annually and overlap with one another, helping to foster strong retention and reduce the impact of the volatility in compensation associated with changes in our annual ROE performance. Dividend equivalent shares are accrued on the performance shares at the "target" Performance Period ROE, and will be adjusted up or down , as the case may be, at the end of the three-year performance period. Accumulated dividend equivalent shares vest in the same manner as the performance shares to which they relate.

The Subcommittee awarded the CEO $1,624,981 in performance shares in February 2006 and $4,350,009 in February 2007. Grant date target values were determined by multiplying the number of performance shares awarded at "target" by the closing stock price of the Company (1) on the day immediately prior to the date of grant in 2006 ($44.79) and (2) on the date of grant ($52.76) in 2007. The Subcommittee also awarded an average of approximately $600,000 (grant date target value, determined as described above) in performance shares to each of the NEOs (other than the CEO) in 2006 and approximately $1,300,000 in 2007.

CAP Shares

We previously maintained a Capital Accumulation Program ("CAP") under which 25% of any annual bonus awarded to certain employees was delivered in the form of restricted shares that vested in full, based on continued service, after two years ("CAP Shares"). CAP Shares were awarded to employees at a 10% discount from the fair market value of our common stock on the date of grant (the "CAP Discount"). This CAP Discount took the form of additional restricted shares.

The Subcommittee awarded $1,388,759 (grant date value) in CAP Shares to the CEO in February 2006 and an average of approximately $460,000 (grant date value) to each of the other NEOs.

From the date of award of all CAP Shares, the recipient can vote the CAP Shares and receives cash dividends at the same times and amounts per share as all other holders of common stock.

In conjunction with the implementation of the Performance Share Plan, the Compensation Committee discontinued the CAP program following the February 2006 CAP awards. The Compensation Committee believes that the Performance Share Plan better supports our multi-year operating objectives and is more financially efficient to the Company since additional shares need not be granted to reflect a 10% discount.

Restricted Stock

As previously stated, the Subcommittee has discontinued the use of time-based restricted stock or restricted stock units as a component of the annual long-term equity awards to the CEO and the other NEOs in favor of larger performance share awards, beginning in 2007.

In February 2006, the Subcommittee awarded $1,156,254 (grant date value) in restricted stock (excluding CAP Shares) to the CEO and an average of approximately $430,000 (grant date value) to each of the other NEOs.

From the date of award of all shares of restricted stock, the recipient can vote the restricted shares and receives cash dividends at the same times and amounts per share as all shareholders of common stock.

Pension Plans

We currently offer to all of our employees, including the CEO and the other NEOs, a tax-qualified defined benefit plan with a cash-balance formula. While the majority of employees and executives participate in this cash-balance formula plan, a number of employees and executives participate or have accrued benefits in other grandfathered pension formulae that were offered by St. Paul and TPC prior to their merger to form the Company. Under the cash balance formula, each enrolled employee has a hypothetical account balance that grows with interest and pay credits each year.

In addition, we sponsor a non-qualified excess benefit retirement plan that covers all employees whose tax-qualified plan benefit is limited as a result of limitations imposed under the Code on the amount of compensation that can be counted under a tax-qualified plan or benefit that can be earned under a tax-qualified plan. The non-qualified plan makes up for the benefits lost under the qualified plan as a result of those Code limits, using the same cash balance pension formula as applies under the qualified plan.

The details of the existing plans are described more fully under "Tabular Executive Compensation Disclosure—Post-Employment Compensation—Pension Benefits" below.

Deferred Compensation

We offer a tax-qualified 401(k) plan to our employees and a non-qualified deferred compensation plan to those of our employees whose annual salary is at least $150,000. Both plans are available to the CEO and the other NEOs.

Employees may make pre-tax contributions to the 401(k) plan up to the statutory maximum. We will match contributions up to $5,000 on a dollar for dollar basis up to the lower of 5% of salary or $5,000 per year for each active participant.

We also offer a non-qualified deferred compensation plan that allows an employee with an annual salary of $150,000 or more to defer receipt of a portion of his or her salary and/or annual bonus until a future date or dates elected by the employee. This plan provides an additional vehicle for employees to save for retirement on a tax deferred basis. The deferred compensation plan is not funded by us, does not provide preferential rates of return and participants have only an unsecured contractual commitment by us to pay amounts owed under that plan.

For further details, see "Tabular Executive Compensation Disclosure—Post-Employment Compensation—Non-Qualified Deferred Compensation" below.

Other Compensation

We also provide certain other benefits described below to our executive officers, including the CEO and the other NEOs, that are not tied to any performance criteria and are intended to be part of a competitive compensation program. These benefits are intended to support objectives related to the attraction and retention of highly skilled executives and to ensure that they remain appropriately focused on their job responsibilities without unnecessary distraction.

Financial Counseling

The Compensation Committee believes it is important to provide financial counseling to senior executives to help them maximize the benefits they realize from the various elements of compensation described above and to ensure their compliance with tax and regulatory requirements. Additionally, the use of a single financial counseling firm by all of our senior executives helps our Human Resources Department improve senior executives' understanding of the benefits that we offer. At December 31, 2006, 75% of our executives at or above the senior vice president level participated in this benefit. The cost to us of financial counseling benefits provided to the CEO and the other NEOs in 2006 is disclosed below under "Tabular Executive Compensation Disclosure-Summary Compensation Table".

The incremental value of these services is based on the amounts billed to the Company.

Transportation

We have established a security policy in response to a security survey prepared by an outside consultant that analyzed security risks to our CEO based on a number of factors, including travel patterns and past security threats. This security policy is periodically reviewed by our outside security consultant, Control Risk. The last such review was performed in 2003, and the current review, which is well underway, is expected to be completed in the coming months.

Pursuant to this security policy, a Company car and driver are provided to the CEO for business and personal travel in the Hartford, New York City and St. Paul areas. The methodology that we use to value personal use of the Company car and driver in New York City as a perquisite calculates the incremental cost to us, which is the sum of the driver's annual salary and benefits and all costs associated with the car. In Hartford and St. Paul, the incremental costs of personal trips are valued at the market value limousine rates for the area. In 2006, the total incremental cost of ground transportation provided to the CEO pursuant to our security policy was $164,055, excluding the tax gross-up (discussed below).

Under the terms of his employment, the CEO is required to use the Company aircraft for all business and personal air travel and, until December 31, 2006, he also was required to reimburse us for any international personal travel on Company aircraft at the maximum amount legally payable for such flights under applicable FAA regulations (which was, however, not to exceed the then applicable first class rate for a comparable commercial flight).

At the request of the CEO, his employment contract was amended in December 2006 to provide that, beginning January 1, 2007, he will reimburse us for all personal domestic and international travel on Company aircraft at the maximum amount legally payable for each such flight under FAA regulations, which is an amount per flight equal to two times the fuel costs plus certain miscellaneous expenses that are specifically outlined in the FAA regulations. The CEO is also responsible for all taxes due on income imputed to him in connection with his personal use of Company transportation, other than taxes on certain business travel to the extent taxed as commuting costs and spousal travel related to our business, as to which he is reimbursed by us. We value personal use of the Company aircraft as a perquisite, based on the incremental cost to us of personal flights. Our calculation of incremental cost for the personal use of Company aircraft considers the increase in variable costs incurred as a result of a personal flight such as fuel, maintenance, labor, parts and avionics, and miscellaneous expenses such as landing and parking fees, crew travel and supplies. The incremental cost calculation does not consider fixed costs such as salaries, insurance and hangar costs which would have been incurred regardless of any personal use. In 2006, the total incremental cost of personal aircraft flights provided to the CEO pursuant to our security policy was $267,639, excluding tax gross-up (discussed below) and represented approximately 2% of the aggregate variable cost for all 2006 aircraft use.

We also on occasion provide transportation on Company aircraft for the other NEOs and their guests who accompany the NEOs on trips related to our business. We reimburse the NEOs for any tax liabilities incurred on associated imputed income. In 2006, the incremental cost of such transportation provided to the other NEOs' and their guests was $5,254, excluding the tax gross-ups (discussed below).

Tax Gross-Up

We periodically reimburse executives for the tax cost of any imputed earnings associated with non-cash taxable executive benefits that are provided for business reasons, such as financial counseling and certain transportation services, as described above. This tax gross-up is provided to make such benefits tax-neutral when the taxable benefits are associated with the Company's business or in other cases to encourage employees to take advantage of them. Details as to the gross-up amounts provided for the CEO and the other NEOs are provided in the footnotes to the "All Other Compensation" column of the Summary Compensation Table.

Severance and Change in Control Agreements

The Compensation Committee believes that severance and, in selective circumstances, change in control arrangements are necessary to attract and retain the talent necessary for our long-term success. However, the Compensation Committee does not view our severance programs for executives as an additional element of compensation. Rather, the Compensation Committee believes that our severance programs allow our executives to focus on duties at hand and provide security should their employment be terminated through no fault of their own. Currently, all of our senior executives (other than the CEO) are covered by our severance plan.

Each of the NEOs, other than Mr. Fishman, have entered into agreements with the Company (which are discussed below under "Summary of Key Agreements—Non-Solicitation and Non- Disclosure Agreements"), pursuant to which they are granted enhanced severance benefits in exchange for their agreement to certain non-soliciation and non-disclosure provisions. The enhanced benefits provided by these agreements include (1) severance in the event any of the NEOs (other than Mr. Fishman) is asked to take a substantial demotion or is terminated for reasons other than "cause" (as defined in the agreements), (2) up to an additional three months of severance over that otherwise provided by the Company severance plan and (3) a guaranteed bonus component in the calculation of any severance amount paid.

The CEO's employment agreement, discussed at greater length below under "Termination and Change in Control Provisions—Summary of Key Agreements—Mr. Fishman's Employment Agreement," contains severance benefits that are triggered under certain circumstances, including certain circumstances related to a change in control of the Company. The Compensation Committee believes that these arrangements are appropriate and consistent with similar provisions agreed between our competitors and their chief executive officers. For a discussion of these severance and change in control agreements, see "Termination and Change in Control Provisions—Summary of Key Agreements" below.

Stock Ownership Guidelines

We maintain an executive stock ownership policy pursuant to which executives are required to accumulate and retain certain levels of ownership of our equity securities until termination of employment, so as to further align the interests of management and shareholders. The Compensation Committee developed this policy based in part on analyses provided by its compensation consultant and after an analysis of policies instituted at our peer competitors. Under the policy, the CEO has a target ownership level established as the lesser of 150,000 shares or the equivalent value of 500% of base salary. Vice chairmen and executive vice presidents have target ownership levels established as the lesser of 30,000 shares or the equivalent value of 300% of base salary and senior vice presidents have target ownership levels established as the lesser of 5,000 shares or the equivalent value of 100% of base salary. Executives who have not achieved these levels of stock ownership are required to retain the shares acquired upon exercising stock options or upon the vesting of restricted stock or performance shares until the requirements are met.

We review stock ownership levels of all persons subject to this policy on a quarterly basis. In determining an executive's share ownership level, the following are included:

  •
  shares held directly by the executive, 100%;

  •
  shares held indirectly through our 401(k) plan or deferred compensation plan, 100%;

  •
  unvested restricted shares, 50%; and

  •
  a number of shares with a market value equal to 50% of any unrealized appreciation in stock options, whether vested or unvested.

The Compensation Committee also has determined that 50% of any unvested performance shares, based on a target level of performance, shall be taken into account in determining an executive's share ownership level.

As of December 31, 2006, the CEO and each of the other NEOs had achieved stock ownership levels in excess of the applicable level set forth above.

With respect to ownership of our stock, we have a Securities Trading Policy that sets forth guidelines and restrictions applicable to employees' transactions involving our stock. Among other things, that policy prohibits our employees from engaging in short-term or speculative transactions involving our stock, including purchasing our stock on margin, short sales of our stock (i.e., selling stock that is not owned and borrowing shares to make delivery), buying or selling puts, calls or other derivatives related to our stock, and arbitrage trading or day trading of our stock.

Recapture/Forfeiture Provisions

Under the terms of our executive performance share, restricted stock and stock option award agreements, in the event that the employment of an executive, including the CEO and each of the other NEOs, is terminated for gross misconduct or for cause, as determined by the Compensation Committee, all outstanding vested and unvested awards are cancelled upon termination.

Further, in connection with equity awards, the CEO, the other NEOs and certain other senior executives have each signed a non-disclosure and non-solicitation agreement that provides for the recapture by us of the corresponding equity awards, as well as any amount included as compensation in the taxable income of the former executive that he or she received within twelve months prior to, or twelve months after, the date of the termination of employment with us, from any equity award that has already been paid, exercised or vested, if within the 12-month period following his or her termination the executive:

(1)
fails to keep all confidential information strictly confidential;

(2)
uses confidential information to solicit or encourage any person or entity that is a client, customer, policyholder, vendor, consultant or agent of the Company to discontinue business with us;

(3)
is directly and personally involved in the negotiation or solicitation of the transfer of business away from us; or

(4)
solicits, hires or otherwise attempts to affect the employment of any person employed by us at any time during the last three months of the executive's employment or thereafter, without our consent.

Timing of Equity Grants

The Subcommittee typically makes annual awards of equity to the persons covered by its delegated authority once each year at the Compensation Committee meeting held in early February. Also, the Subcommittee has in the past, and may in the future, make limited grants of equity on other dates in order to retain key employees or to compensate newly hired executives for equity or other benefits lost upon termination of their previous employment or to otherwise induce them to join us. Beginning in 2006, the Subcommittee adopted a policy to only make off-cycle equity grants on previously determined dates in each calendar month, which will be either the date of a regularly scheduled Board or Compensation Committee meeting, or, if no meetings are scheduled for a particular month, the 15th of that month (or if the 15th is not a business day, the business day immediately preceding the 15th). The grant date of equity grants to executives is the date of Subcommittee approval. As discussed above, during 2006 and prior years, the exercise price of stock option grants was equal to the closing market price on the business day immediately preceding the date of grant. As of January 1, 2007, however, the exercise price of option grants will be the closing market price of our common stock on the date of grant.

As discussed under "Compensation Committee" above, the Compensation Committee has delegated to the CEO, subject to the prior written consent of the Company's Executive Vice President and General Counsel, the authority to make limited "off-cycle" grants to executives who are not members of the Management Committee on pre-established grant dates, as determined by the Compensation Committee. For these grants, as discussed above, the grant date is the date of such approval and beginning January 1, 2007, the exercise price of all stock options is the closing market price of our common stock on the date of grant.

We monitor and periodically review our equity grant policies to ensure compliance with plan rules and applicable law. Our most recent review of grant policies was completed in August 2006. We do not have a program, plan or practice to time our equity grants in coordination with the release of material, non-public information.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has discussed and reviewed the foregoing Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10-K.

Submitted by the Compensation Committee of the Company's Board of Directors:

    Leslie B. Disharoon (Chair)
    Kenneth M. Duberstein
    Lawrence G. Graev
    Blythe J. McGarvie
    Glen D. Nelson

Compensation Committee Interlocks
and Insider Participation

None of the members of the Board who served on the Compensation Committee during 2006 was ever an officer or employee of the Company or of any of its subsidiaries.

TABULAR EXECUTIVE COMPENSATION DISCLOSURE

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)	Total ($)

Jay S. Fishman Chairman and Chief Executive Officer	2006	1,000,000		2,776,037	4,874,143	6,500,000	344,266	582,693	16,077,139

Jay S. Benet Vice Chairman and Chief Financial Officer	2006	575,000		1,312,377	1,448,463	2,000,000	129,744	97,880	5,563,464

William H. Heyman Vice Chairman and Chief Investment Officer	2006	575,000		1,389,307	2,650,364	2,000,000	127,431	173,065	6,915,167

Brian W. MacLean Executive Vice President and Chief Operating Officer	2006	700,000		1,355,992	1,232,449	3,000,000	182,585	88,547	6,559,573

Samuel G. Liss Executive Vice President, Strategic Development and Financial & Professional and International Insurance	2006	550,000		2,750,024	1,020,047	1,550,000	61,690	131,568	6,063,329

(1)
Includes regular base pay earnings for 2006.

(2)
Amounts paid under the Company's Senior Executive Plan are reported under the "Non-Equity Incentive Plan Compensation" column.

(3)
The dollar amounts represent the compensation that was earned by the NEO and the cost recognized by the Company during 2006 related to awards of restricted stock, CAP shares and performance shares, as well as any special or off-cycle grants (where applicable). Compensation cost is initially measured based on the grant date fair value of an award, determined pursuant to FAS 123R (excluding estimate of forfeiture) utilizing assumptions discussed in Note 11 to our financial statements for the fiscal year ended December 31, 2006. Compensation cost is recognized for financial reporting purposes over the period in which the employee is required to provide service in exchange for the award (generally the vesting period).

From the date of award of all shares of restricted stock described, the recipient can vote the restricted shares and will receive cash dividends or dividend equivalents at the same times and amounts per share as all other holders of common stock. Dividends so paid are included in the "All Other Compensation" column above. Does not include accumulated dividend equivalent shares attributable to 2006 performance share awards. If accumulated dividend equivalent shares attributable to performance share awards for each executive were included, the following amounts would be added to the column totals: for Mr. Fishman $53,962; for Mr. Benet $20,050; for Mr. Heyman $20,050; for Mr. MacLean $24,408; and for Mr. Liss $15,981.

For 2006, the amount reflected for Mr. Liss consists of the sum of the values (determined on the basis described above) of: (a) annual long-term compensation that was awarded to him in the form of restricted stock, CAP Shares and performance shares, (b) a special, restricted stock award made in January 2005 in partial settlement of Mr. Liss's vested rights under the Amended and Restated Special Severance Policy adopted in February 1999 by the Board of Directors of The St. Paul Companies, Inc. (the "Special Severance Policy") and (c) a retention award of restricted stock made in November 2005 and vesting on February 28, 2007.

(4)
The dollar amounts represent the compensation that was earned by the NEO and the cost recognized by the Company during 2006 related to option awards. Compensation cost is initially measured based on the grant date fair value of an award, determined pursuant to FAS 123R (excluding estimate of forfeiture) utilizing assumptions discussed in Note 11 to our financial statements for the fiscal year ending December 31, 2006. Compensation cost is recognized for financial reporting purposes over the period in which the employee is required to provide service in exchange for the award (generally the vesting period). For a discussion of specific stock option awards, see "Tabular Executive Compensation Disclosure—Grants of Plan-Based Awards in 2006" below and the narrative discussion that follows.

For 2006, the amount reflected for Mr. Liss consists of the sum of the values (determined on the basis described above) of: (a) annual long-term compensation that was granted to him in the form of an option to purchase shares of the Company's common stock ("Stock Option") and (b) a special, Stock Option grant made in January 2005 in partial settlement of his vested rights under the Special Severance Policy.

(5)
Reflects incentive compensation paid in 2007 for performance year 2006 under the Company's Senior Executive Plan as discussed in the "Compensation Discussion and Analysis—Compensation Elements—Annual Bonuses" section.

(6)
These amounts represent the aggregate change in actuarial present value of accumulated pension benefits over the Company's last fiscal year, using the same pension plan measurement date used for financial statement reporting purposes. The Company does not provide any of its executives with any above-market preferential earnings on non-qualified deferred compensation.

Name	Plan	December 31, 2005 Value	December 31, 2006 Value	Total Change in Actuarial Value for 2006

J.S. Fishman	Pension Plan	$61,554	$76,822	$15,268
	Benefit Equalization Plan	$404,583	$733,581	$328,998
	TPC Benefit Equalization Plan	$0	$0	$0
	Total	$466,137	$810,403	$344,266

J.S. Benet	Pension Plan	$228,766	$250,454	$21,688
	Benefit Equalization Plan	$55,104	$156,534	$101,430
	TPC Benefit Equalization Plan	$144,045	$150,671	$6,626
	Total	$427,915	$557,659	$129,744

W.H. Heyman	Pension Plan	$47,005	$62,043	$15,038
	Benefit Equalization Plan	$153,539	$265,932	$112,393
	TPC Benefit Equalization Plan	$0	$0	$0
	Total	$200,544	$327,975	$127,431

B.W. MacLean	Pension Plan	$209,136	$229,258	$20,122
	Benefit Equalization Plan	$63,982	$223,207	$159,225
	TPC Benefit Equalization Plan	$61,212	$64,450	$3,238
	Total	$334,330	$516,915	$182,585

S.G. Liss	Pension Plan	$22,840	$31,594	$8,754
	Benefit Equalization Plan	$81,883	$134,819	$52,936
	TPC Benefit Equalization Plan	$0	$0	$0
	Total	$104,723	$166,413	$61,690

(7)
Included in "All Other Compensation" is the aggregate incremental cost to the Company of providing various perquisites, as well as reimbursements for payments of taxes, the incremental cost to the Company of providing subsidized benefits, unvested restricted stock dividends, severance or retention payments (where applicable), miscellaneous cash payments, and, for each NEO, $5,000 in matching contributions for plan year 2006 (paid in January 2007) under the Company's 401(k) plan.

(a)
For 2006, the following amounts are included for Mr. Fishman: dividends paid on shares of unvested restricted stock in 2006 in the amount of $110,319; $3,317 for personal security expenses pursuant to the Executive Security Program paid on Mr. Fishman's behalf for locations other than his corporate offices; $12,373 for amounts that we paid for financial counseling services and related financial planner travel expenses provided by us and $8,951 for the reimbursement of taxes on the associated imputed income related to these perquisites; $267,639 for personal use of Company aircraft (composed of $278,056 for the cost attributable to operating Company aircraft for Mr. Fishman and his family's personal use; reduced by $10,417 in reimbursements Mr. Fishman made to the Company for personal use of Company aircraft for international travel); $164,055 for use of a Company car and driver; and $11,039 in tax reimbursements for the payment of taxes on the associated imputed income relating to certain travel and commuting expenses. We require that Mr. Fishman use Company aircraft for business and personal travel. For information about these perquisites and the valuation thereof, see "Compensation Discussion and Analysis—Compensation Elements—Other Compensation." In addition, the Company paid life insurance premiums in 2006 in relation to the participation of Mr. Fishman in the legacy St. Paul Directors Charitable Award Program. For more information, please refer to the narrative discussion under "Legacy Directors' Charitable Award Program."

(b)
For 2006, the following amounts are included for Mr. Benet: $12,117 for financial counseling services provided by the Company, and $8,887 for the reimbursement of taxes on the imputed income related to these services; $132 for personal use of Company aircraft and $2,231 for the reimbursement of taxes on the associated income from personal travel expenses on Company-sponsored business trips; cash dividends of $63,413 paid on shares of unvested restricted stock in 2006; $1,100 in legal fees reimbursed in connection with the negotiation and execution of a non-solicitation/non-disclosure agreement and a cash payment of $5,000 pursuant to the acceptance of a non-solicitation/non-disclosure agreement.

  (c)
  For 2006, the following amounts are included for Mr. Heyman: $40,130 relating principally to travel expenses (air and ground transportation) for Mr. Heyman's commuting expenses from his principal residence in New York, New York to St. Paul, Minnesota; $24,000 for lodging expenses in St. Paul, Minnesota; and $56,084 for reimbursement of taxes on the income imputed for commuting travel expenses; cash dividends of $41,751 dividends paid on shares of unvested restricted stock in 2006; $1,100 in legal fees reimbursed in connection with the negotiation and execution of a non-solicitation/non-disclosure agreement and a cash payment of $5,000 pursuant to the acceptance of a non-solicitation/non-disclosure agreement.

  (d)
  For 2006, the following amounts are included for Mr. MacLean: $733 for personal use of Company aircraft and $1,359 representing tax reimbursement for the associated imputed income for personal travel expenses on Company-sponsored business trips; cash dividends of $75,355 paid on shares of unvested restricted stock in 2006; $1,100 in legal fees reimbursed in connection with the negotiation and execution of a non-solicitation/non-disclosure agreement and a cash payment of $5,000 pursuant to the acceptance of a non-solicitation/non-disclosure agreement.

  (e)
  For 2006, the following amounts are included for Mr. Liss: $11,654 for financial counseling services and related financial planner travel expenses provided by the Company and $5,950 for the reimbursement of taxes on the imputed income related to these services; $26 for personal use of Company aircraft and $69 for the reimbursement of taxes on the associated income from personal travel expenses on Company-sponsored business trips; cash dividends of $102,769 paid on shares of unvested restricted stock in 2006; $1,100 in legal fees reimbursed in connection with the negotiation and execution of a non-solicitation/non-disclosure agreement and a cash payment of $5,000 pursuant to the acceptance of a non-solicitation/non-disclosure agreement.

GRANTS OF PLAN-BASED AWARDS IN 2006

										Closing Price of Shares Underlying Option Awards on Grant Date(7) ($/Sh)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(6) Target ($)	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
									Exercise or Base Price of Option Awards ($/Sh)
											Grant Date Fair Value ($)(8)
Name	Grant Date			Threshold (#)	Target (#)	Maximum (#)

J.S. Fishman	2/6/2006		3,750,000
	2/6/2006	(1)						255,678	44.79		3,480,683
	2/6/2006	(3)					31,006				1,388,759
	2/6/2006	(4)					25,815				1,156,254
	2/6/2006	(5)		18,140	36,280	58,048					1,624,981

J.S. Benet	1/6/2006	(2)						1,133	46.95	47.21	3,900
	2/6/2006		1,125,000
	2/6/2006	(3)					9,301				416,592
	2/6/2006	(1)						95,361	44.79		1,298,201
	2/6/2006	(4)					9,628				431,238
	2/6/2006	(5)		6,740	13,480	21,568					603,769
	10/16/2006	(2)						33	49.09	49.10	116
	11/7/2006	(2)						27,513	51.57	52.40	151,827

W.H. Heyman	2/6/2006		1,125,000
	2/6/2006	(5)		6,740	13,480	21,568					603,769
	2/6/2006	(4)					9,628				431,238
	2/6/2006	(3)					9,301				416,592
	2/6/2006	(2)						40,474	44.79		346,147
	2/6/2006	(1)						95,361	44.79		1,298,201
	8/8/2006	(2)						7,023	44.47		44,376
	12/18/2006	(2)						30,522	53.56	53.97	227,761

B. W. MacLean	1/9/2006	(2)						481	47.21	47.23	1,667
	1/9/2006	(2)						26	47.21	47.23	90
	2/6/2006		1,875,000
	2/6/2006	(1)						116,091	44.79		1,580,410
	2/6/2006	(3)					15,503				694,379
	2/6/2006	(5)		8,205	16,410	26,256					735,004
	2/6/2006	(4)					11,721				524,984
	10/16/2006	(2)						927	49.09	49.10	3,257
	10/16/2006	(2)						472	49.09	49.10	1,658
	10/27/2006	(2)						305	50.66		1,111
	10/27/2006	(2)						385	50.66		1,403
	10/27/2006	(2)						410	50.66		1,494
	10/27/2006	(2)						505	50.66		1,840
	10/27/2006	(2)						20	50.66		73
	10/27/2006	(2)						749	50.66		2,729
	11/2/2006	(2)						194	51.18		682
	11/7/2006	(2)						12,922	51.57	52.40	71,339

S.G. Liss	2/6/2006		825,000
	2/6/2006	(4)					7,675				343,763
	2/6/2006	(3)					6,822				305,557
	2/6/2006	(1)						76,012	44.79		1,034,793
	2/6/2006	(5)		5,372	10,745	17,192					481,269

(1)
Option grants made as part of the annual long-term equity grant. All option awards were granted under the Company's 2004 Stock Incentive Plan.

(2)
Option grants made pursuant to the reload option provisions of outstanding option agreements, which required no additional Compensation Committee action and were granted under the Company's 2004 Stock Incentive Plan. For more information see "Reload Options" in the following narrative.

(3)
Restricted stock grants made under the CAP Share plan pursuant to which 25% of any annual bonus awarded to an employee whose base salary exceeded $125,000 was delivered in the form of restricted shares ("CAP Shares"). CAP Shares are granted under the Company's

  2004 Stock Incentive Plan, were calculated using a 10% discount from the closing price of our stock on the trading day immediately preceding the date of grant. CAP Shares vest in full on the second anniversary of grant. Awards are generally forfeited upon termination. If termination is involuntary due to reduction in force, or due to death, disability or retirement, different treatment is afforded. The last CAP grant was made in February 2006 for performance year 2005.

On February 6, 2006, Mr. Fishman was awarded a primary award of CAP Shares valued at the time of grant at $1,250,000. This award consisted of 27,908 shares at $44.79 per share (the closing market price of the shares on the trading day prior to the date of the grant). Because this CAP Share award was calculated using a 10% discount (as described more fully above under "Compensation Discussion and Analysis—Compensation Elements—Stock-Based Long-Term Incentives" above), Mr. Fishman received an additional 3,098 CAP Shares with a fair market value at the time of grant of $138,759 ($44.79 per share—the closing market price on the trading day immediately prior to the date of the grant).

(4)
Restricted stock grants made as part of the annual long-term equity grant. All restricted shares were granted under the Company's 2004 Stock Incentive Plan.

(5)
Performance share awards, made as part of the annual long-term equity grant, represent the right to earn shares of our common stock based on our attainment of certain performance goals, as described above under "Compensation Discussion and Analysis—Stock-Based Long-Term Incentives." If our performance falls short of targeted performance, none or only a portion of the shares (at threshold of 50% or greater of target performance) and accumulated dividend equivalents will vest after the three-year performance period. If our performance exceeds target performance, then more than 100% (up to a maximum of 160% of target) of the shares and accumulated dividend equivalents will vest after the three year performance period. Accumulated dividend equivalents vest in the same manner as Performance Share Awards and are included in the total number of shares for purposes of the estimated future payouts. All performance share awards were granted under the Company's 2004 Stock Incentive Plan.

(6)
Our Senior Executive Plan does not include thresholds or maximums that are determinable at the beginning of the performance year and thus we have deleted the "Threshold" and "Maximum" columns. For additional information on our Senior Executive Plan, which is an annual plan, see the "Compensation Discussion and Analysis—Compensation Elements—Annual Bonuses" above. The Senior Executive Plan also does not provide for any target amounts. Therefore, under the "Target" column, we have included, as representative amounts, the cash bonuses paid in February 2006 to the CEO and the other NEOs for fiscal year 2005 performance.

(7)
Amounts are reflected in this column when the exercise price of the option award is less than the closing market price on the date of grant. Because options granted under the Company's 2004 Stock Incentive Plan prior to January 1, 2007 have an exercise price set at the closing market price on the trading day immediately preceding the grant date, the amounts in the two columns may be different. Because options granted under the Company's 2004 Stock Incentive Plan after January 1, 2007 will have an exercise price equal to the closing market price on the date of grant, there will be no difference in the numbers for such annual long-term equity grants going forward.

(8)
Amount represents full grant date fair value, as computed in accordance with FAS 123R.

NARRATIVE SUPPLEMENT TO THE SUMMARY COMPENSATION TABLE AND THE GRANTS OF PLAN-BASED AWARDS IN 2006

CEO Employment Agreement

Effective April 1, 2004, Mr. Fishman entered into an employment agreement with us for a five-year term. That agreement has been amended as of November 5, 2004 and as of December 13, 2006. Commencing on the fourth anniversary of the effective date, and on each anniversary thereafter, the agreement's term automatically renews for an additional one-year period, as long as neither we nor Mr. Fishman provides written notice prior to the applicable anniversary date requesting that the agreement not be so extended within at least thirty days prior to the agreement's renewal date. The agreement provides that Mr. Fishman serve as Chief Executive Officer and Chairman of the Company.

Pursuant to this Agreement, Mr. Fishman is entitled to receive a base annual salary of $1 million, and he is eligible to receive an annual bonus. Mr. Fishman also is entitled to receive an annual long-term incentive grant, consisting of stock options, restricted stock, other equity-based awards or a combination thereof, in an amount with a valuation upon the date of grant equal to not less than $6.25 million. Under the terms of the agreement, each long-term incentive grant is to be subject to four-year pro rata vesting and to fully vest on an accelerated basis in the event of earlier termination of employment for specified reasons, including termination of employment by us without "cause" or by Mr. Fishman's resignation for "good reason" (each as defined in the employment agreement and discussed under "Termination and Change in Control Provisions—Summary of Key Agreements" below). With respect to his February 2006 and 2007 equity grants, Mr. Fishman waived the more favorable vesting provided for in his employment agreement in exchange for vesting of that equity on terms consistent with those of the other executives in the Company. The agreement also entitles Mr. Fishman to be reimbursed for all reasonable financial planning and tax preparation services at a cost to us of up to $25,000 per year.

As described more fully in "Compensation Discussion and Analysis—Compensation Elements—Other Compensation," Mr. Fishman's employment agreement provides that he will be required for security purposes to use the Company aircraft for all business and personal travel. Under the agreement, he was obligated to reimburse us for international, personal use of corporate aircraft through December 31, 2006 at the maximum amount legally payable under FAA regulations, not to exceed the then applicable first class rate. Beginning January 1, 2007, at his initiative, Mr. Fishman agreed under the terms of an amendment to his agreement to reimburse us for all personal use of corporate aircraft, international and domestic, at the maximum amount legally payable under FAA regulations. Mr. Fishman's employment agreement further sets forth certain other terms consistent with FAA regulations applicable to such use of the aircraft. Mr. Fishman is entitled to be "grossed-up" for any income taxes he incurs in connection with certain business travel, to the extent taxed as commuting costs, and for spousal business travel.

Within the agreement, Mr. Fishman affirmed and acknowledged that, as long as he remains in the positions described above, his intent is to forego any exercise of stock options granted to him prior to 2004 (which immediately vested as a result of the Merger) until such options otherwise would be exercisable in accordance with their original terms and vesting schedules, without consideration of the Merger or the change-in-control provisions. Mr. Fishman also affirmed and acknowledged that the options granted to him in February of 2004 did not fully vest as a result of the Merger but will vest in accordance with the terms of the award documents governing such options.

As described more fully in "Termination and Change in Control Provisions—Summary of Key Agreements," if Mr. Fishman's employment is terminated by us without "Cause" or he resigns for "Good Reason" (each as defined in the agreement, as well as below), or if Mr. Fishman's employment is terminated after a Change in Control by the Company other than for Cause, or by him for Good Reason, Mr. Fishman would become entitled to receive certain additional benefits.

Terms of Equity-Based Awards

Vesting Schedule

Unless otherwise provided in the footnote disclosure to the "Grants of Plan-Based Awards in 2006" table above, restricted stock and option awards vest in full three years after the date of grant. Performance shares, and accumulated dividend equivalents thereon, vest at the end of a three-year performance period, if and to the extent performance goals are attained, as more fully described above in "Compensation Discussion and Analysis—Compensation Elements—Stock-Based Long-Term Incentives."

Forfeiture and Post-Employment Treatment

Unvested shares underlying option awards are generally forfeited at termination of employment following a 90-day post-termination exercise period, except in specific cases (i.e., death, disability and retirement) in which different treatment is afforded. Unvested shares underlying restricted stock awards and performance share awards are generally forfeited at termination of employment except in specific cases (i.e., death, disability and retirement) in which different treatment is afforded.

Option Exercise Price

Options granted under the Company's 2004 Stock Incentive Plan prior to January 1, 2007 carry an exercise price of the closing price of the underlying shares on the trading day immediately preceding the grant date. The grant date is the same as the day the Compensation Committee took action to approve these awards. Beginning January 1, 2007, options will carry an exercise price equal to the closing price on the date of grant.

Dividends

From the date of award of all shares of restricted stock, the recipient can vote the restricted shares and will receive cash dividends at the same times and amounts per share as all other holders of common stock. See the "All Other Compensation" column of the "Summary Compensation Table" above for the cash dividends received by the NEOs on these shares in 2006. The additional shares allocated to recipients of performance shares as a result of the phantom reinvestment of dividend equivalents on unvested performance shares will only be distributed upon the vesting, if any, of such performance shares in accordance with the performance share award terms.

Reload Options

Prior to the Merger, both St. Paul and TPC had stock option reload programs. St. Paul eliminated its reload program with respect to initial option grants made after February 1, 2004 and TPC eliminated its reload program with respect to initial option grants made after January 23, 2003. Holders of options granted under either of those reload programs can use common stock that they have owned for at least six months to pay the exercise price of those options and have shares withheld to pay income taxes on the gain that is realized upon exercise. They then receive a new reload option to purchase the same number of shares they used to pay the exercise price and/or had withheld for taxes. Since January 1, 2007, the exercise price of any new reload option is equal to the closing price of our stock on the date on which the original option is exercised. Before January 1, 2007, the exercise price of any new reload option was equal to the closing price of our stock on the business day immediately preceding the date on which the original option was exercised.

Reload options are subject to several restrictions, including the following: (1) the option holder cannot receive a reload option unless the market price of the common stock on the exercise date is at least 20% greater than the exercise price (an option holder can exercise an option at a lower price, but he or she will not receive a reload option); (2) if the option holder receives a reload option, the shares acquired must be held for one year for the legacy St. Paul grants and for two years for legacy TPC grants, other than a small portion to account for the difference between the statutory minimum tax withholding rate and the highest marginal tax rate; (3) the reload options do not vest (i.e., become exercisable) for one year for legacy St. Paul grants and for six months for legacy TPC grants; and (4) the expiration date of the reload option is the same as that for the initial option grant.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

	Option Awards						Stock Awards

Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	EIP Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	EIP Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

J.S. Fishman	10/10/2001	1,500,000	*	0	45.67	10/10/2011
	2/5/2002	12,245	*	0	44.21	2/5/2012
	2/4/2003	600,000	*	0	30.94	2/4/2013
	2/2/2004	250,000		250,000	42.88	2/2/2014
	1/25/2005	0		483,201	36.97	1/25/2015	1/25/2005		10,142	544,524
							1/25/2005		42,264	2,269,154
	2/6/2006	0		255,678	44.79	2/6/2016	2/6/2006		25,815	1,386,007
							2/6/2006		31,006	1,664,712
							2/6/2006	(1)			36,280	1,947,873

J.S. Benet	6/30/1997	169		0	23.64	6/30/2007
	6/30/1998	116		0	34.17	6/30/2008
	6/30/1999	104		0	38.43	6/30/2009
	4/18/2000	17,264		0	49.42	4/18/2010
	6/5/2000	4,563		0	55.26	11/2/2008
	6/5/2000	1,039		0	55.26	9/24/2007
	8/7/2000	966		0	61.31	9/24/2007
	1/5/2001	3,176		0	61.93	11/2/2008
	1/5/2001	1,010		0	61.93	9/24/2007
	1/16/2001	15,736		0	59.08	1/16/2011
	11/16/2001	4,761		0	55.71	11/2/2008
	11/16/2001	1,082		0	55.71	9/24/2007
	3/22/2002	38,796		17,336	42.69	3/22/2012
							1/22/2004		8,059	432,688
							4/27/2004		5,875	315,429
	4/27/2004	32,048		32,048	42.55	4/27/2014
	1/25/2005	0		44,455	36.97	1/25/2015
	1/25/2005	0		73,447	36.97	1/25/2015
							1/25/2005		19,272	1,034,714
							1/25/2005		3,888	208,747
							1/25/2005		6,762	363,052
	8/3/2005	738		0	44.63	11/2/2008
	8/23/2005	4,306		0	45.14	11/2/2008
	11/11/2005	4,927		0	46.23	11/2/2008
	1/6/2006	1,133		0	46.95	9/24/2007
							2/6/2006	(1)			13,480	723,741
	2/6/2006	0		95,361	44.79	2/6/2016	2/6/2006		9,301	499,371
							2/6/2006		9,628	516,927
	10/16/2006	0		33	49.09	11/2/2008
	11/7/2006	0		27,513	51.57	3/22/2012

W.H. Heyman	5/6/2002	200,000		0	47.79	5/6/2012
	2/2/2004	50,000		50,000	42.88	2/2/2014
	1/25/2005	0		47,676	36.97	1/25/2015
	1/25/2005	0		44,455	36.97	1/25/2015
							1/25/2005		12,510	671,662
							1/25/2005		3,888	208,747
							1/25/2005		6,011	322,731
	2/6/2006	0		40,474	44.79	2/4/2013
	2/6/2006	0		95,361	44.79	2/6/2016
							2/6/2006		9,301	499,371
							2/6/2006		9,628	516,927
							2/6/2006	(1)			13,480	723,741
	8/8/2006	0		7,023	44.47	2/4/2013
	12/18/2006	0		30,522	53.56	2/4/2013

	Option Awards					Stock Awards

Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	EIP Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	EIP Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

B.W. MacLean	6/30/1997	169	0	23.64	6/30/2007
	6/30/1998	116	0	34.17	6/30/2008
	6/30/1999	104	0	38.43	6/30/2009
	4/18/2000	19,183	0	49.42	4/18/2010
	6/5/2000	3,329	0	55.26	11/2/2008
	6/5/2000	1,451	0	55.26	4/23/2007
	6/30/2000	76	0	52.40	6/30/2010
	11/2/2000	94	0	57.49	11/2/2008
	12/5/2000	4,202	0	53.18	11/2/2008
	1/4/2001	747	0	61.10	11/2/2008
	1/4/2001	703	0	61.10	4/23/2007
	1/16/2001	10,790	0	59.08	1/16/2011
	4/23/2001	759	0	54.96	4/23/2007
	11/2/2001	4,355	0	51.44	11/2/2008
	3/22/2002	46,306	15,169	42.69	3/22/2012
	4/23/2002	776	0	50.55	4/23/2007
						1/22/2004		5,238	281,228
						4/27/2004		5,875	315,429
	4/27/2004	32,048	32,048	42.55	4/27/2014
	1/25/2005	0	40,589	36.97	1/25/2015
	1/25/2005	0	101,794	36.97	1/25/2015
						1/25/2005		26,711	1,434,114
						1/25/2005		6,011	322,731
						1/25/2005		3,550	190,600
	7/29/2005	419	0	43.05	9/24/2007
	8/23/2005	1,297	0	45.14	11/2/2008
	8/23/2005	413	0	45.14	11/2/2008
	8/23/2005	2,084	0	45.14	11/2/2008
	11/2/2005	1,660	0	45.41	11/2/2008
	11/18/2005	159	0	46.61	11/2/2008
	1/9/2006	26	0	47.21	11/2/2008
	1/9/2006	481	0	47.21	9/24/2007
	2/6/2006	0	116,091	44.79	2/6/2016	2/6/2006		15,503	832,356
						2/6/2006		11,721	629,300
						2/6/2006	(1)			16,410	881,053
	10/16/2006	0	927	49.09	11/2/2008
	10/16/2006	0	472	49.09	11/2/2008
	10/27/2006	0	385	50.66	9/24/2007
	10/27/2006	0	305	50.66	9/24/2007
	10/27/2006	0	410	50.66	11/2/2008
	10/27/2006	0	505	50.66	11/2/2008
	10/27/2006	0	749	50.66	11/2/2008
	10/27/2006	0	20	50.66	11/2/2008
	11/2/2006	0	194	51.18	11/2/2008
	11/7/2006	0	12,922	51.57	3/22/2012

S.G. Liss	2/4/2003	200,000	0	30.94	2/4/2013
	2/2/2004	50,000	50,000	42.88	2/2/2014
	2/12/2004	25,000	25,000	43.35	2/12/2014
	1/25/2005	0	40,589	36.97	1/25/2015
	1/25/2005	0	88,909	36.97	1/25/2015
						1/25/2005		3,550	190,600
						1/25/2005		5,259	282,356
						1/25/2005		23,330	1,252,588
						11/17/2005		55,115	2,959,124
	2/6/2006	0	76,012	44.79	2/6/2016
						2/6/2006		6,822	366,273
						2/6/2006		7,675	412,071
						2/6/2006	(1)			10,745	576,899

*
Notwithstanding the accelerated vesting of these options upon the Merger, Mr. Fishman has agreed not to exercise any of these options prior to the dates on which they otherwise would have vested, had the Merger not occurred. The dates those options otherwise would have vested are described below:

•
10/10/2001 option grant: At the Merger, the unvested portion of the original grant (50% or 750,000 options) accelerated in vesting. Of the portion that was accelerated, half was originally scheduled to vest on 10/10/2004, and the remainder was originally scheduled to vest on 10/10/2005.

  •
  2/5/2002 option grant: At the Merger, the unvested portion of the original grant (50% or 6,122 options) accelerated in vesting. Of the portion that was accelerated, half was originally scheduled to vest on 2/5/05, and the remainder was originally scheduled to vest on 2/5/06.

  •
  2/4/2003 option grant: At the Merger, the unvested portion of the original grant (75% or 450,000 options) accelerated in vesting. Of the portion that was accelerated, one-third (or 150,000 options) was originally scheduled to vest on 2/4/05, another third (or 150,000 options) was originally scheduled to vest on 2/4/06 and the remaining third (or 150,000 options) was originally scheduled to vest on 2/4/07.

  See "Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2006" above for additional information on Mr. Fishman's agreement in this regard.

(1)
Each NEO receives additional dividend equivalent shares, credited based on the total number of outstanding Target performance shares plus outstanding dividend equivalent shares on each dividend payable date through December 31, 2006 as follows: Mr. Fishman 790 shares with market value of $42,418; Mr. Benet 294 shares with market value of $15,761; Mr. Heyman 294 shares with market value of $15,761; Mr. MacLean 357 shares with market value of $19,186 and Mr. Liss 234 shares with market value of $12,562. Dividend equivalent shares vest in the same manner as performance share awards and are included in the total number of shares for purposes of applying the performance earnout schedule. Market value based on the closing price of our stock on December 29, 2006 of $53.69 times the number of shares.

(2)
Market value based on the closing price of our stock on December 29, 2006 of $53.69 times the number of shares.

(3)
These amounts represent the target number of performance shares for each NEO. Results for 2006, the first year of the three year Performance Period, were above target. The actual number of shares that will be distributed is not yet determinable. See description of Performance Shares in the Stock-Based Long-Term Incentive section of the Compensation Discussion and Analysis. Compensation cost is initially measured based on the grant date fair value of an award, determined pursuant to FAS 123R (excluding estimate of forfeiture) utilizing assumptions discussed in Note 11 to our financial statements for the fiscal year ending December 31, 2006. In accordance with FAS 123R the compensation costs for Performance Shares reflects management's estimate of the number of shares that will be distributed upon vesting. For 2006 the estimate was between the target and maximum amount with the amount of related compensation cost reflected in the Summary Compensation Table. The maximum number of shares (not including accumulated dividend equivalents) that could be distributed and the corresponding market value for each NEO are as follows:

Name	Maximum Shares	Market Value of Maximum Shares

J.S. Fishman	58,048	$3,116,597
J.S. Benet	21,568	$1,157,986
W.H. Heyman	21,568	$1,157,986
B.W. MacLean	26,256	$1,409,685
S.G. Liss	17,192	$923,038

The vesting schedule for each grant in the above table is shown below, based on the option or stock award grant date.

OPTION AWARDS VESTING SCHEDULE

Grant Date		Vesting Schedule

06/30/1997		20% exercisable on 6/30/98, 6/30/99, 6/30/00, 6/30/01 and 6/30/02
06/30/1998		20% exercisable on 6/30/99, 6/30/00, 6/30/01, 6/30/02 and 6/30/03
06/30/1999		20% exercisable on 6/30/00, 6/30/01, 6/30/02, 6/30/03 and 6/30/04
04/18/2000		20% exercisable on 7/18/01, 7/18/02, 7/18/03, 7/18/04 and 7/18/05
06/05/2000		100% exercisable on 12/5/00
06/30/2000		20% exercisable on 6/30/01, 6/30/02, 6/30/03, 6/30/04 and 6/30/05
08/07/2000		100% exercisable on 2/7/01
11/02/2000		100% exercisable on 5/2/01
12/05/2000		100% exercisable on 6/5/01
01/04/2001		100% exercisable on 7/4/01
01/05/2001		100% exercisable on 7/5/01
01/16/2001		20% exercisable on 7/16/02, 7/16/03, 7/16/04, 7/16/05 and 7/16/06
04/23/2001		100% exercisable on 10/23/01
10/10/2001	(1)	100% exercisable at merger 4/1/04
11/02/2001		100% exercisable on 5/2/02
11/16/2001		100% exercisable on 5/16/02
02/05/2002	(1)	100% exercisable at merger 4/1/04
03/22/2002		20% exercisable on 3/22/03, 3/22/04, 3/22/05, 3/22/06 and 3/22/07
04/23/2002		100% exercisable on 10/23/02
05/06/2002		100% exercisable at merger 4/1/04
02/04/2003	(1)	100% exercisable at merger 4/1/04
02/02/2004		25% exercisable on 2/2/05, 2/2/06, 2/2/07 and 2/2/08
02/12/2004		25% exercisable on 2/12/05, 2/12/06, 2/12/07 and 2/12/08
04/27/2004		50% exercisable on 4/27/06; 25% exercisable on 4/27/07 and 4/27/08
01/25/2005		50% exercisable on 1/25/07; 25% exercisable on 1/25/08 and 1/25/09
01/25/2005	(2)	50% exercisable on 1/25/09 and 1/25/10
07/29/2005		100% exercisable on 1/29/06
08/03/2005		100% exercisable on 2/3/06
08/23/2005		100% exercisable on 2/23/06
11/02/2005		100% exercisable on 5/2/06
11/11/2005		100% exercisable on 5/11/06
11/18/2005		100% exercisable on 5/18/06
01/06/2006		100% exercisable on 7/6/06
01/09/2006		100% exercisable on 7/9/06
02/06/2006	(3)	100% exercisable on 2/6/07
02/06/2006		100% exercisable on 2/6/09
08/08/2006		100% exercisable on 8/8/07
10/16/2006		100% exercisable on 4/16/07
10/27/2006		100% exercisable on 4/27/07
11/02/2006		100% exercisable on 5/2/07
11/07/2006		100% exercisable on 5/7/07
12/18/2006		100% exercisable on 12/18/07

(1)
Notwithstanding the accelerated vesting of these options upon the Merger, Mr. Fishman has agreed not to exercise any of these options prior to the dates on which they otherwise would have vested, had the Merger not occurred.

(2)
Vesting schedule for securities underlying unexercised options granted on 1/25/05 to J.S. Benet (73,447 shares), W.H. Heyman (47,676 shares), B.W. MacLean (101,794 shares), and S.G. Liss (88,909 shares).

(3)
Vesting schedule for securities underlying unexercised options granted on 2/6/06 to W.H. Heyman (40,474 shares).

STOCK AWARDS VESTING SCHEDULE

Grant Date		Vesting Schedule

01/22/2004		100% on 1/22/07
04/27/2004		100% on 4/27/07
01/25/2005	(1)	100% on 1/25/07
01/25/2005		100% on 1/25/08
01/25/2005	(2)	50% on 1/25/09 and 50% on 1/25/10
11/17/2005		100% on 2/28/07
02/06/2006		100% on 2/6/09
02/06/2006	(1)	100% on 2/6/08
02/06/2006	(3)	100% on 12/31/08

(1)
Vesting schedule for CAP Awards granted on 1/25/05 to J.S. Fishman (10,142 shares), J.S. Benet (6,762 shares), W.H. Heyman (6,011 shares), B.W. MacLean (6,011 shares), and S.G. Liss (5,259 shares), and 2/6/06 to J.S. Fishman (31,006 shares), J.S. Benet (9,301 shares), W.H. Heyman (9,301 shares), B.W. MacLean (15,503 shares), and S.G. Liss (6,822 shares).

(2)
Vesting schedule for Restricted Stock Awards granted on 1/25/05 to J.S. Benet (19,272 shares), W.H. Heyman (12,510 shares), B.W. MacLean (26,711 shares), and S.G. Liss (23,330 shares).

(3)
Vesting schedule for Performance Shares granted on 2/6/06 to J.S. Fishman (36,280 shares), J.S. Benet (13,480 shares), W.H. Heyman (13,480 shares), B.W. MacLean (16,410 shares), and S.G. Liss (10,745 shares).

OPTION EXERCISES AND STOCK VESTED IN 2006

	Option Awards			Stock Awards

Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)	Option Expiration Date

J.S. Fishman				15,547	696,350
				1,726	77,308

J.S. Benet				8,034	364,784
	1,265	(1)	9,943			9/24/2007
	36	(1)	296			11/2/2008
	30,548	(1)	271,266			3/22/2012

W.H. Heyman				4,373	195,867
				485	21,723
	33,845	(1)	313,743			2/4/2013
	50,891	(1)	704,840			2/4/2013
	8,487	(1)	114,829			2/4/2013

B.W. MacLean				4,910	222,939
	536	(1)	4,229			9/24/2007
	29	(1)	229			11/2/2008
	1,030	(1)	8,673			11/2/2008
	524	(1)	4,412			11/2/2008
	433	(1)	4,187			9/24/2007
	339	(1)	2,970			9/24/2007
	562	(1)	5,013			11/2/2008
	834	(1)	7,439			11/2/2008
	456	(1)	3,995			11/2/2008
	22	(1)	200			11/2/2008
	214	(1)	1,832			11/2/2008
	14,370(1)		127,606			3/22/2012

S.G. Liss				4,664	208,901
				518	23,201

(1)
These options were exercised pursuant to the reload program. For more information, please refer to the narrative discussion following "Grants of Plan-Based Awards in 2006" above.

(2)
Value realized based on the gain, if any, equal to the difference between the fair market value of the stock acquired on the option exercise date and the product of the option exercise price times the number of option shares being exercised.

(3)
The market price for stock vesting that is used in calculating the value realized is the average of the high and low on the day of vesting. If vesting occurs on a day on which the market is closed, the market price is the average of the high and low on both the first open market day prior to, and following, the vesting date.

POST-EMPLOYMENT COMPENSATION

The Company has four active plans:

  •
  A qualified 401(k) plan

  •
  A qualified pension plan—the "Pension Plan"

  •
  A non-qualified pension restoration plan—the "Benefit Equalization Plan"

  •
  A non-qualified deferred compensation plan—the "Deferred Compensation Plan"

The Company has three inactive plans from which benefits are still payable, but under which no additional benefits are being earned (other than earnings credits as described below):

  •
  A non-qualified pension plan maintained by TPC prior to the Merger—the "TPC Benefit Equalization Plan"

  •
  A non-qualified deferred compensation plan maintained by TPC prior to the Merger—the "TPC Deferred Compensation Plan"

  •
  A non-qualified deferred compensation plan maintained by the St. Paul Companies prior to the Merger—the "Executive Savings Plan"

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service(1)		Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)

J.S. Fishman	Pension Plan	19		76,822	0
	Benefit Equalization Plan	23	(3)	733,581	0

J.S. Benet	Pension Plan	16		250,454	0
	Benefit Equalization Plan	16		156,534	0
	TPC Benefit Equalization Plan	12		150,671	0

W.H. Heyman	Pension Plan	16		62,043	0
	Benefit Equalization Plan	16		265,932	0

B.W. MacLean	Pension Plan	19		229,258	0
	Benefit Equalization Plan	19		223,207	0
	TPC Benefit Equalization Plan	15		64,450	0

S. G. Liss	Pension Plan	4		31,594	0
	Benefit Equalization Plan	4		134,819	0

(1)
Credited service includes (as applicable) service for time worked at TPC, Citigroup and certain of its affiliates and predecessors (prior to August 20, 2002), The St. Paul Companies, Inc. and the Company. Service under the TPC Benefit Equalization Plan was frozen as of January 1, 2002. Number of years of credited service represents actual years of service. Except as otherwise set forth in this section, we do not have a policy with respect to granting extra years of credited service.

(2)
Present value calculated by projecting the qualified and non-qualified cash balance accounts reflected in the tables below forward to age 65 by applying a 4.75% interest rate (except for some sub-accounts which use a 6.00% rate) and then discounting back to December 31, 2006 using a discount rate of 6.00%. These are the same assumptions the Company uses for financial reporting purposes.

(3)
J.S. Fishman has four extra years of service in the Benefit Equalization Plan pursuant to his employment contract. The extra service provided no additional value under the plan.

The Company's Pension Plan

The Company's Pension Plan is a qualified defined benefit pension plan with a cash balance formula. Under the cash balance formula, each NEO has a hypothetical account balance that grows with interest and pay credits each year. As of December 31, 2006, the NEOs' qualified pension account balances were as follows:

Name	12/31/2006 Qualified Account Balance ($)

J.S. Fishman	87,369
J.S. Benet	266,508
W.H. Heyman	66,861
B.W. MacLean	244,855
S.G. Liss	37,606

Interest credits are applied quarterly to the prior quarter's cash balance pension account balance. These interest credits are based on the yield on 10-year treasury bonds. Pay credits are applied on an annual basis and are earned based on the sum of age plus service at the end of the year under the following schedule:

Age + Service	Pay Credit %

< 30	2.00
30 - 39	2.50
40 - 49	3.00
50 - 59	4.00
60 - 69	5.00
> 69	6.00

Service is calculated based on elapsed time with the Company plus any service with TPC, Citigroup (through August 20, 2002), and St. Paul. Pay credits are calculated by multiplying the appropriate pay credit percentage times the NEO's compensation for the year including base salary and bonus up to the qualified plan compensation limit (which for 2006 was $220,000). The plan's normal retirement age is 65. However, under the cash balance formula, participants are eligible to receive a distribution from the plan any time after becoming vested (five years of service) and separating from the Company. Once separated from us, participants may elect to receive a lump sum payment, life annuity, 50% joint and survivor annuity, 100% joint and survivor annuity or 10-year certain and life annuity. All payment forms are actuarially equivalent. There are no special early retirement benefits under the cash balance formula.

Under the plan, the benefits of certain participants may be determined in whole or in part under transition benefit rules, i.e., grandfathered benefit provisions.

The Company's Benefit Equalization Plan (Non-Qualified Pension)

The Benefit Equalization Plan is a non-qualified pension restoration plan, which provides non-qualified pension benefits on compensation in excess of the qualified plan compensation limit and the benefit limit (if applicable) under tax provisions. Benefits under the plan accrue in the same manner as described above for the Company's Pension Plan for pay in excess of the compensation limit. As of December 31, 2006, the relevant NEOs' non-qualified pension account balances were as follows:

Name	12/31/2006 Non-Qualified Account Balance ($)

J.S. Fishman	834,298
J.S. Benet	177,500
W.H. Heyman	286,578
B.W. MacLean	256,788
S.G. Liss	160,472

The plan's normal retirement age is 65. However, participants are eligible to receive a distribution from the plan any time after becoming vested (five years of service) and separating from us. Once separated from us, participants will receive their benefit in 10 annual installment payments (for account balances greater than $50,000) or a single lump sum payment (for balances less than $50,000). There are no special early retirement benefits. To the extent that a participant's qualified plan benefits are determined under grandfathered benefit provisions, those provisions can affect the benefits payable under the Benefit Equalization Plan.

TPC Benefit Equalization Plan (Non-Qualified Pension)

The TPC Benefit Equalization Plan is a non-qualified pension plan. Benefit accruals were frozen as of January 1, 2002. Participants in the plan have cash balance accounts that accrue interest credits, but no pay credits. As of December 31, 2006, the applicable NEOs' non-qualified account balances were as follows:

Name	12/31/2006 Non-Qualified Account Balance ($)

J.S. Benet	161,308
B.W. MacLean	72,134

Interest credits are applied quarterly to the prior quarter's account balance. These interest credits are based on the yield on 10-year treasury bonds. The plan's normal retirement age is 65. However, participants are eligible to receive a distribution from the plan any time after becoming vested (five years of service), attaining age 55 and separating from us. Participants may elect to receive a lump sum payment, life annuity, 50% joint and survivor annuity or 100% joint and survivor annuity. All payment forms are actuarially equivalent. There are no special early retirement benefits. To the extent that a participant's qualified plan benefits are determined under grandfathered benefit provisions, those provisions can affect the benefits payable under the TPC Benefit Equalization Plan.

The table below reflects balances in the following non-qualified deferred compensation plans further described above under "Post-Employment Compensation" on page 56:

  •
  the Deferred Compensation Plan,

  •
  the TPC Deferred Compensation Plan, and

  •
  the Executive Savings Plan.

NON-QUALIFIED DEFERRED COMPENSATION FOR 2006(1)

Name	Executive Contributions in 2006 ($)		Company Contributions in 2006 ($)	Aggregate Earnings in 2006 ($)	Aggregate Withdrawals/ Distributions in 2006 ($)	Aggregate Balance at 12/31/06 ($)

J.S. Fishman	0		0	157,495	0	948,177	(3)
J.S. Benet	0		0	0	0	0
W.H. Heyman	0		0	21,008	0	252,059	(3)
B.W. MacLean	0		0	13,146	0	296,242	(3)
S.G. Liss	412,500	(2)	0	79,722	0	943,125

(1)
Reflects aggregate amounts under each of the Company's Deferred Compensation Plan and the Executive Savings Plan.

(2)
Amount represents 50% of the cash incentive Mr. Liss was paid in 2006 with respect to his 2005 performance.

(3)
Other than earnings on deferred compensation amounts (which are discussed below), amounts reported in this column were reported in prior year Summary Compensation Tables for these NEOs.

Deferred Compensation Plan

The Company's current Deferred Compensation Plan (the "Deferred Compensation Plan") is a non-qualified plan that allows employees with annual salaries of $150,000 or more to defer receipt of a portion of his or her salary and/or annual bonuses until a date or dates elected by the employee. Employees participating in the Deferred Compensation Plan elect the time and form of payout prior to the year in which the deferred amounts are earned. These elections are irrevocable.

Participants in the plan can receive distributions of deferred accounts in three situations: when the executive terminates employment, retires, or upon a distribution date the executive specifies in advance and that occurs while the executive is still an employee of the Company. The executive can elect to receive retirement distributions and in-service distributions as a lump-sum or in up to 10 annual installments. All other distributions will be paid in a lump sum, unless distributions in installments have already begun.

Deferrals may be allocated among 20 hypothetical investment options that generally mirror the investment options available under our qualified 401(k) plan. Under this Plan, no Company "match" is made on amounts deferred, "hardship" withdrawals are not permitted, and the Company does not provide any opportunity for above-market preferential earnings, nor does it provide any minimum internal rate of return.

As of December 31, 2006, Mr. Liss was the only NEO with an account balance under the Deferred Compensation Plan. Mr. Liss' account balance under the current Deferred Compensation Plan was as follows:

Name	12/31/2006 Account Balance ($)

S.G. Liss	738,449

The Deferred Compensation Plan is not funded, and plan participants have only an unsecured contractual commitment by the Company to pay amounts owed under the plan.

TPC Deferred Compensation Plan

The TPC Deferred Compensation Plan is a grandfathered non-qualified deferred compensation plan. The plan was closed to any new deferrals beginning January 1, 2005. Deferrals may be allocated among twenty hypothetical investment options that generally mirror our 401(k) plan investment options. "Hardship" withdrawals are available under the TPC Deferred Compensation Plan. Based upon deferral elections made prior to the year in which the compensation was earned, executives can receive payments in either a lump sum or in annual installments over a five, ten or fifteen year period commencing in the month following retirement or age 65.

As of December 31, 2006, Mr. MacLean was the only NEO with an account balance under the TPC Deferred Compensation Plan. Mr. MacLean's account balance under this inactive TPC Deferred Compensation Plan was as follows:

Name	12/31/2006 Account Balance ($)

B.W. MacLean	296,242

The TPC Deferred Compensation Plan is not funded, and plan participants have only an unsecured contractual commitment by the Company to pay amounts owed under the plan.

Executive Savings Plan

The Executive Savings Plan is a non-qualified grandfathered excess deferral plan. It includes salary deferrals and Company matching contributions made to the plan only prior to January 1, 2005. The plan was frozen to any new deferrals as of January 1, 2005. Executives will receive distribution of their vested accounts upon termination of employment from the Company. Once separated from us, executives will receive their benefit in 10 annual installment payments (for account balances greater than $50,000) or a single lump sum (for balances of $50,000 or less), with the exception of balances remaining at the time of the executive's death which will always be paid in a lump sum.

Deferrals may be allocated among 20 hypothetical investment options that generally mirror the investment options available under our qualified 401(k) plan.

As of December 31, 2006, the applicable NEOs' account balances under this inactive Executive Savings Plan were as follows:

Name	12/31/2006 Account Balance ($)

J.S. Fishman	948,177
W.H. Heyman	252,059
S.G. Liss	204,676

The Executive Savings Plan is not funded, and plan participants have only an unsecured contractual commitment by the Company to pay amounts owed under the plan.

TERMINATION AND CHANGE IN CONTROL PROVISIONS

Introduction

The table below estimates and summarizes the cash amounts and equity in the Company that will be realizable by each of the NEOs in the event of a termination of employment under the circumstances described in the footnotes and column headings to the table. A narrative description of key employment provisions relating to termination benefits payable to our CEO and our other NEOs follows the table.

POTENTIAL PAYMENTS TO NAMED EXECUTIVE OFFICERS UPON TERMINATION OF
EMPLOYMENT OR CHANGE IN CONTROL

The following table describes the potential payments and benefits under the Company's compensation and benefit plans and contractual agreements to which the named executive officers would be entitled upon termination of employment on December 31, 2006. Except as provided in Mr. Fishman's employment agreement and in the individual Non-Solicitation and Non-Disclosure Agreements executed by members of the Management Committee (the "Non-Solicitation/Non-Disclosure Agreements"), each as described below, and other than as provided in the Company's Executive Severance Plan, there are no agreements, arrangements or plans that entitle executive officers to severance, perquisites or other enhanced benefits upon termination of their employment.

Accrued Pay and Regular Retirement Benefits

The amounts shown in the table below do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment.

These include:

  •
  Accrued salary and vacation pay.

  •
  Regular pension benefits under our Pension Plan, the Benefit Equalization Plan and the TPC Benefit Equalization Plan. See "Post-Employment Compensation-Pension Benefits" on page 56.

  •
  Welfare benefits provided to all U.S. retirees of the Company.

  •
  Distributions of plan balances under our 401(k) plan and the Deferred Compensation Plan. See the "Compensation Discussion and Analysis-Deferred Compensation" section on page 38 for information about the Company's 401(k) plan and narrative following the "Non-Qualified Deferred Compensation for 2006" table on page 58 for information about the Deferred Compensation Plan and the TPC Deferred Compensation Plan.

Death and Disability

Termination of employment due to death or disability does not entitle any NEO other than Mr. Fishman, to any payments or benefits that are not available to salaried employees generally, except for (1) the accelerated vesting of equity awards on the same terms applicable to any other holders of comparable equity awards and (2) certain financial planning services discussed below.

Change-in-Control Severance Pay Program

As described in the Compensation Discussion and Analysis, Mr. Fishman's employment agreement with the Company provides for certain change-in-control ("CIC") benefits. The Company has no other CIC severance arrangements with any of its other employees.

Retirement

As described more fully in the footnotes corresponding to this table, Mr. Heyman, as the only retirement eligible NEO as of December 31, 2006, is entitled to acceleration of certain outstanding unvested equity awards. This treatment is consistent with any other holders of comparable equity awards.

Potential Payments Upon Termination of Employment or Change in Control Table

Named Executive	Cash Severance Payment(3)	Contractual Disability/Death Payments(4)	Accelerated Vesting of Equity Awards(5)	Present Value of Continuing Benefits as of December 31, 2006(6)	Excise Tax Reimbursement Upon CIC(7)

J.S. Fishman(1)
Involuntary Termination without Cause or Voluntary Termination for Good Reason(8)	$18,000,000		$20,911,844	$12,123
Termination for Good Reason Following Change in Control(9)	$18,000,000		$20,911,844	$12,609	$10,299,416
Voluntary Termination Following Change in Control(10)			$2,702,500
Disability		$2,500,000	$20,911,844	$56,585
Death		$2,500,000	$20,911,844	$56,585

J.S. Benet(l)
Voluntary Termination for Good Reason or Involuntary Termination Due to Reduction in Force or Without Cause	$3,550,000		$1,236,051	$6,950
Change in Control
Disability			$6,797,151	$43,793
Death			$7,043,427	$43,793

B.W. MacLean(1)
Voluntary Termination for Good Reason or Involuntary Termination Due to Reduction in Force or Without Cause	$4,700,000		$1,350,411	$6,950
Change in Control
Disability			$7,984,995
Death			$8,284,800

W.H. Heyman(2)
Voluntary Termination for Good Reason or Involuntary Termination Due to Reduction in Force or Without Cause	$3,450,000		$3,139,776	$6,950
Change in Control			$969,439
Retirement			$1,592,001
Disability			$4,608,580
Death			$4,854,856

S.G. Liss(l)
Voluntary Termination for Good Reason or Involuntary Termination Due to Reduction in Force or Without Cause	$2,537,500		$606,429	$6,950
Change in Control			$799,000
Disability			$8,304,725	$36,706
Death			$8,501,015	$36,706

(1)
Messrs. Fishman, Benet, MacLean, and Liss are not "retirement eligible" under current provisions in applicable equity award grants as of December 31, 2006.

(2)
On December 31, 2006, Mr. Heyman was the only "retirement eligible" NEO. Under current provisions in applicable equity award grants, had Mr. Heyman retired voluntarily ("Retirement" above) on December 31, 2006, he would have been entitled to acceleration of certain outstanding unvested equity awards, which otherwise had he not been retirement eligible—would have been forfeited under a voluntary termination. The impact of involuntary retirement as of December 31, 2006 is shown above under "Voluntary Termination for Good Reason or Involuntary Termination Due to Reduction in Force or Without Cause".

(3)
Cash Severance Payments:

•
Severance payments, as defined in Mr. Fishman's employment agreement, are based on three times his base salary at termination (or, if it occurs within two years following a change in control, his highest base salary in the preceding 12-month period); plus three times the greatest of (a) 150% of such salary; (b) his annual bonus for the immediately preceding year; and (c) the greater of his most recent annual bonus or 150% of his base salary for the year preceding the change in control (if such termination occurs following a change in control).

•
Other NEOs, pursuant to individual non-solicitation and non-disclosure contracts, are eligible to receive a severance benefit if they are voluntarily terminated due to reduction in force or for reasons other than for cause or if they are asked to take a demotion. Such benefit is equal to their total monthly cash compensation for 21 to 24 months, depending on their years of service with the Company, with the total monthly cash compensation equal to, at least, one-twelfth of the executive's base salary in effect at the time of his termination plus the greater of (a) one-twelfth of the average of the executive's two most recent cash payments under our annual incentive compensation plan or (b) one twelfth of 125% of final base salary.

(4)
Mr. Fishman would receive a pro-rata portion of 250% of his annualized salary in the event his employment is terminated due to his death or disability, pursuant to his employment agreement.

(5)
Accelerated Vesting of Equity Awards:

•
Acceleration of Equity Awards is presented as the sum of the values as of December 31, 2006 of the additional benefit from the acceleration of vesting, if any, of stock options, restricted stock, CAP shares and performance shares that would have occurred as a result of termination under the different circumstances presented. Previously vested equity awards are not included in this amount. See table of "Outstanding Equity Awards at December 31, 2006" on page 50 and the "Share Ownership Information" table below. The closing price of our stock on December 29, 2006, was $53.69 per share.

•
For options, any additional benefit to the NEO resulting from the acceleration of the vesting is the value that the NEO would receive if terminated on the last business day of 2006 and assumes that the NEO would choose to exercise any additional options that would have vested at that date. Any additional option benefit is determined by subtracting the exercise price of the original option award from the closing price of $53.69 at December 29, 2006 and multiplying the result, if a positive number (in-the-money), by the number of in-the-money options that would accelerate and vest as a result of termination. The acceleration of vesting varies by option grant under each termination scenario and in accordance with the terms of each option grant. The value, if any, of any stock options is a function of the appreciation in the stock price of the Company since the dates on which the stock options were awarded to the executive.

•
For restricted stock and CAP Shares, the values reflect the total number of unvested shares that would vest and would be distributed under each termination scenario by the closing stock price of $53.69 on December 29, 2006. The acceleration of vesting varies by restricted stock and CAP Share grant under each termination scenario and in accordance with the terms of each grant.

•
For performance shares distributed in the event of death, the values reflect an assumption that goals were met resulting in a payout at target level, prorated for the number of days worked in the performance period, for the 2006-2008 performance period plus Messrs. Benet, MacLean, Heyman and Liss would receive, respectively, approximately $5,262 (98 dividend equivalent shares), $6,389 (119 dividend equivalent shares), $5,262 (98 dividend equivalent shares) and $4,188 (78 dividend equivalent shares) accrued, with the sum of such amounts pro-rated for the period of time the NEO was employed during the performance period, respectively. The sum of the amounts determined above for each termination scenario is presented as the value in the column labeled "Accelerated Vesting of Equity Awards."

•
For Mr. Fishman, at termination due to disability or death, performance shares would vest immediately at target level for the 2006-2008 performance period plus $226,038 (4,210 dividend equivalent shares accrued), would be paid and be issued as soon as administratively possible, in accordance with Mr. Fishman's employment agreement.

•
In general, in the case of termination due to disability, employees with performance shares would receive a number of shares at the end of the performance period equal to target shares, prorated for service during the performance period, multiplied by the performance payout factor. At target levels of performance, if Messrs. Benet, MacLean and Liss had terminated due to disability on December 31, 2006 they would have received 4,737 shares, comprised of 4,489 pro-rated target shares and an estimated 248 dividend equivalent shares, 5,794 shares, comprised of 5,465 pro-rated target shares and an estimated 329 dividend equivalent shares, and 3,776 shares, comprised of 3,578 pro-rated target shares and an estimated 198 dividend equivalent shares, respectively.

•
If Mr. Heyman had retired or terminated employment due to disability as of December 31, 2006 he would have received a number of performance shares at the end of the performance period equal to his target shares, prorated for service during the performance period, multiplied by the performance payout factor. At target levels of performance, if Mr. Heyman had terminated due to retirement or was disabled on December 31, 2006 he would have received 4,737 shares, comprised of 4,489 prorated target shares and an estimated 248 dividend equivalent shares.

  •
  Messrs. Fishman, Heyman and Liss' 2004 stock option grant and reloads associated with this grant would be subject to accelerated vesting in the event of a change in control transaction pursuant to language in The St. Paul Companies, Inc. Amended and Restated 1994 Stock Incentive Plan without regard to their continued employment or circumstances of a subsequent termination.

  •
  In addition to their regular annual equity grants, Messrs. Benet, MacLean, Heyman and Liss received "special" equity grants intended to retain and incent the Company's top and next-generation leaders. The vesting period on these grants is longer than on the regular grants, vesting 50% after four years and 50% after five years. The only post-termination circumstances that would vest these grants before the intended vesting schedule would be disability or death.

(6)
Present Value of Continuing Benefits as of December 31, 2006:

•
For Mr. Fishman the present value of continuing benefits as of December 31, 2006 includes three years of medical and dental premiums at $3,483 per year in the event of a voluntary termination for Good Reason or an involuntary termination without Cause; also includes three years of short-term disability, basic life, and accidental death and dismemberment insurance premiums at $162 per year in the event of a change in control; and includes two years of financial planning benefits at $22,231 per year in the event of Death or Disability.

•
For other NEOs the present value of continuing benefits as of December 31, 2006 includes the value of up to two years financial planning benefits (and associated tax gross-ups on the imputed income for such services) in the event of death or disability for those NEOs currently participating in our Executive Tax and Financial Planning Program. Messrs. Benet and Liss were participants in the program as of December 31, 2006.

(7)
In the event Mr. Fishman were terminated for Good Reason or without "Cause" (defined in his employment agreement) following a change in control, the Company is required to provide tax indemnity whereby, if the Code subjects Mr. Fishman to an excise tax pursuant to Section 4999, the Company will reimburse him for the full tax amount and all interest or penalties and any federal, state, local income tax and social security and other employment tax so long as Mr. Fishman takes such action as the Company requests to mitigate or challenge the tax under the circumstances. It is not anticipated that Mr. Fishman would be subject to federal excise tax under Code Section 280G if he were to terminate voluntarily following a change in control, according to calculations by an outside consultant employed by the Company in February 2007 using these assumptions. See "Summary of Key Agreements" below.

(8)
This row assumes that Mr. Fishman terminates his employment for "Good Reason" or without "Cause" (as defined in his employment agreement). See "Summary of Key Agreements" for more information.

(9)
Mr. Fishman has a contractual right under his employment agreement to benefits in the event of his termination within two years immediately following a change in control (as defined below). This row quantifies the value of this right, assuming a scenario in which Mr. Fishman terminates his employment for Good Reason or without "Cause" (as defined below) following the occurrence of a change in control. In the event that Mr. Fishman's employment is terminated for Good Reason or without "Cause" following a change in control, he is entitled to all of the same benefits he would receive under the "Termination for Good Reason Following a Change in Control" row, as well as the additional benefits described under "Continuing Benefits" and "Excise Tax Gross-up" above (the "Continuing Benefits" include up to three years of continued life insurance and short-term disability insurance premium payments, worth a combined $486).

(10)
Mr. Fishman's stock option grants prior to 2004 vested immediately at the time of the Merger on April 1, 2004. Mr. Fishman, however, offered to amend his employment agreement to state his intention not to exercise any grants made prior to 2004, (which were subject to accelerated vesting as a result of the Merger) until after the date on which they would otherwise become exercisable, provided he were to remain Chairman of the Board and Chief Executive Officer of the Company. The annual stock option grant made to Mr. Fishman on February 2, 2004 under The St. Paul Companies, Inc. 1994 Stock Incentive Plan would become fully vested following a subsequent change in control without regard to his continued employment or the circumstances of his termination. This grant provides for accelerated vesting in the event of a change in control (as defined in the plan). In the event that Mr. Fishman's employment is terminated voluntarily, without Good Reason, following a change in control, he would be entitled to the same compensation that he would be entitled to absent the occurrence of such change in control in addition to the stock option grant described above, which would be fully vested upon the date of the transaction. See "Summary of Key Agreements" below.

Summary of Key Agreements

Mr. Fishman's Employment Agreement

As discussed above, Mr. Fishman, our Chairman, Chief Executive Officer and President has an employment agreement.

The following is a summary of the severance benefits that would be provided to Mr. Fishman if he were terminated without "Cause" or if he were to resign for "Good Reason" (each as defined in his employment agreement and summarized below):

  •
  immediately upon the effectiveness of such termination, a lump sum severance payment equal to three times the sum of (1) the annual base salary rate payable to him during the 12 month period immediately prior to termination and (2) a bonus amount equal to the greater of 150% of his base salary or his annual bonus for the preceding year;

  •
  all unvested stock options, restricted stock, performance shares and other equity awards held by Mr. Fishman will fully vest and become exercisable or available to him as of the date of such termination; and

  •
  three years coverage in those medical and dental insurance programs in which he participated on the date employment terminated.

Mr. Fishman's agreement also subjects him to non-competition and non-solicitation covenants that are binding during the term of the agreement and for three years following any termination of his employment by us with Cause or by him without Good Reason.

If Mr. Fishman's employment is terminated within two years after a Change in Control (as defined in his agreement and summarized below) by us other than for Cause or by him for Good Reason (each as defined in the agreement), Mr. Fishman would become entitled to certain benefits, generally including:

  •
  a lump sum payment equal to three times the sum of (1) his annual base salary rate payable to him during the 12-month period immediately prior to termination and (2) a bonus amount equal to 150% of his base salary or his annual bonus for the preceding year;

  •
  three years' coverage in those medical, dental, disability and life insurance programs in which he participated on the date employment terminated;

  •
  all unvested stock options, restricted stock, performance shares and other equity awards held by Mr. Fishman will fully vest and become exercisable or available to him as of the date of such termination; and

  •
  reimbursement for any "excess parachute payments" excise tax (and the income and excise taxes on such reimbursement).

The term "Cause" is generally defined in his employment agreement as a determination by two-thirds of the Board of Directors: (1) of Mr. Fishman's willful and continued failure to perform substantially his duties; (2) that Mr. Fishman has been convicted of, or entered a guilty plea or plea of nolo contendere to, a felony or crime involving moral turpitude; or (3) that Mr. Fishman has engaged in any malfeasance or fraud or dishonesty of a substantial nature in connection with his position with us or willfully engaged in conduct which materially damages our reputation.

"Good Reason" is defined in his agreement to include such situations as: (1) reduction in base salary or annual long-term incentive grant or certain adverse changes with respect to Mr. Fishman's annual bonus opportunity, (2) his ceasing to be Chairman of the Board or a member of the Executive Committee, (3) reduction without his consent in the scope of his duties, responsibilities, authority or reporting relationships, (4) Company breach of the agreement, (5) following a Change in Control, certain relocations or changes in travel obligations or failure to maintain benefits that are substantially the same as are in effect when the Change in Control occurs, or (6) our failure to extend Mr. Fishman's term pursuant to Section 1 of his agreement prior to his attaining age 65.

As defined in Mr. Fishman's agreement with us, a "Change in Control" occurs when: (1) the individuals on the Board (the "Incumbent Directors") as composed on February 1, 1999 no longer constitute at least a majority of the Board, provided that, generally, any person elected to the Board by two-thirds of the Incumbent Directors after February 1, 1999 shall be an Incumbent Director; (2) any person is or becomes a "beneficial owner" of 30% or more of our outstanding securities; (3) a merger, consolidation, or similar form of corporate transaction is completed, unless immediately following such transaction the voting power of our shareholders is more than 60% of the total, no person becomes the beneficial owner of more than 30% of the outstanding voting securities eligible to elect directors of the Company, and at least a majority of the members of the Board of the Company following the transaction were Incumbent Directors at the time of the decision to execute the transaction; and (4) our stockholders approve a plan of complete liquidation or dissolution of the Company.

Non-Solicitation and Non-Disclosure Agreements

Each of the NEOs (other than Mr. Fishman) is eligible to receive a severance benefit if any of them is involuntarily terminated (1) due to a reduction in force or (2) for reasons other than "cause" or (3) if they are asked to take a substantial demotion. The severance benefit payable is equal to the executive's total monthly cash compensation for 21 to 24 months, depending on their years of service with the Company, with the total monthly cash compensation equal to, at least, one-twelfth of the executive's base salary in effect at the time of his termination, plus the greater of (1) one-twelfth of the average of the executive's two most recent cash payments under our annual incentive compensation plan or (2) one-twelfth of 125% of final base salary for any NEO serving as a Vice Chairman or an Executive Vice President or equivalent.

Equity Recapture Provisions

In connection with equity awards, each recipient executive approximately at or above the Vice President level, signs a non-disclosure and non-solicitation agreement that provides for the recapture by us of the corresponding equity awards during a one-year period following his or her departure, if the executive:

        (1)   fails to keep all confidential information strictly confidential;

        (2)   uses confidential information to solicit or encourage any person or entity that is a client, customer, policyholder, vendor, consultant or agent of the Company to discontinue business with us;

        (3)   is directly and personally involved in the negotiation or solication of the transfer of business away from us; or

        (4)   solicits, hires or otherwise attempts to affect the employment of any person employed by us at any time during the last three months of the executive's employment or thereafter, without our consent.

NON-EMPLOYEE DIRECTOR COMPENSATION

The Nominating and Governance Committee of the Board recommends to the full Board for approval the amount and composition of Board compensation for non-employee directors (the "Director Compensation Program"). Directors who are our employees are not compensated for their service on the Board. The Nominating and Governance Committee reviews the significance and appropriateness of each of the components of the Director Compensation Program at least once every two years, most recently in May 2006. The objectives of the Nominating and Governance Committee are to compensate directors in a manner that closely aligns the interests of directors with those of our shareholders, to attract and retain highly qualified directors and to structure and set total compensation in such a manner and at such levels that will not call into question any director's objectivity.

It is the Board's practice to provide a mix of cash and equity-based compensation to non-employee directors, as discussed below.

Annual Retainer

Non-employee directors are paid an annual retainer of $60,000 (was $50,000 through May 3, 2006) for their services. Annual retainers are paid in quarterly installments, in arrears, at the end of each quarter in cash or, if the director so elects, in deferred stock units to be credited to his or her deferred compensation account (discussed under "Director Deferral Plan") and distributed at a later date designated by the director.

In November 2006, the position of lead director of the Board was established, and Mr. Dasburg was elected lead director. The lead director is paid an additional $25,000 annual cash retainer.

Annual Deferred Stock Award

On May 4, 2006, each non-employee director was awarded $125,000 of deferred common stock units (the annual grant was $50,000 in 2004 and 2005), which vest one year after the date of award based upon continued service. The value of each unit on the date of grant was equal to the closing price of our common stock on the business day immediately preceding the date of the award. Beginning in 2007, the value of each unit on the date of grant will be equal to the closing price of our common stock on the date of grant. These annual deferred stock awards are made under our 2004 Stock Incentive Plan. Dividend equivalents (in an amount equal to the common stock dividends) attributable to the deferred common stock units are deemed "reinvested" in additional deferred common stock units. The accumulated deferred common stock units, and dividends thereon, in a director's account are distributed in the form of shares of our common stock, at the director's election, either in a lump sum or in annual installments beginning at least six months following termination of his or her service as a director.

Annual Option Grant

We discontinued annual stock option grants to directors in 2006. In each of 2004 and 2005, $40,000 in annual stock option grants were made to each non-employee director, as valued on the grant date in accordance with FAS 123R.

Committee Chair Fees

The chairs of certain committees are paid additional fees in cash in connection with their services over the course of the year. The relevant committees and the sums received are as follows: Audit Committee – $25,000, Compensation Committee – $20,000, Nominating and Governance Committee – $20,000 (was $15,000 through May 3, 2006), Investment and Capital Markets Committee – $20,000 (was $15,000 through May 3, 2006) and Risk Committee – $20,000 (was $15,000 through May 3, 2006).

The 2006 compensation of non-employee directors is displayed in the table below and explained in the following paragraphs:

DIRECTOR COMPENSATION FOR 2006

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

J.H. Dasburg	85,669	141,671	13,022	0	0	0	240,362
L.B. Disharoon	81,703	141,671	18,504	0	0	0	241,878
J.M. Dolan	56,593	141,671	13,022	0	0	0	211,286
K.M. Duberstein	56,593	141,671	13,022	0	0	32	211,318
L.G. Graev	56,593	141,671	13,022	0	0	0	211,286
T.R. Hodgson	74,890	141,671	13,022	0	0	0	229,583
R.I. Lipp	56,593	125,000	0	0	0	0	181,593
B.J. McGarvie	74,890	141,671	16,355	0	0	0	232,916
G.D. Nelson	74,890	141,671	13,022	0	0	138	229,721
L.J. Thomsen	56,593	141,671	17,846	0	0	0	216,110

(1)
Six directors received all of their retainers and fees in cash. Four directors elected to receive their 2006 annual retainer and applicable Committee chair fees, as detailed on the "Director Fee Breakdown for 2006" table below, in deferred stock units which will be accumulated in their deferred compensation plan accounts, to be distributed at a later date, as follows: Mr. Disharoon – 1,766 shares; Mr. Duberstein – 1,215 shares; Mr. Graev – 1,215 shares; Dr. Nelson – 1,606 shares.

(2)
The dollar amounts represent the compensation cost that was earned by the named director and recognized by the Company during 2006 related to deferred stock units. Compensation cost is initially measured based on the grant date fair value of an award, determined pursuant to FAS 123R (excluding estimate of forfeiture) utilizing assumptions discussed in Note 11 to our financial statements for the fiscal year ended December 31, 2006. Compensation cost is recognized for financial reporting purposes over the period in which the named director is required to provide service in exchange for the award.

In May 2006, each director elected at the May 3, 2006 annual meeting of shareholders received an annual grant of $125,000 of deferred stock units. In 2007, to conform the date of the annual director equity grants to coincide with the annual management equity grants, each current non-employee director nominated for re-election to serve for the twelve-month period running from the May 2007 annual meeting through the May 2008 annual meeting was granted 2,369 deferred stock units (determined by dividing $125,000 by the closing market price of $52.76 on February 6, 2007), and the entire award is subject to forfeiture if the director is not re-elected at the May 1, 2007 meeting or leaves the Board prior to the grant vesting on May 6, 2008.

In May of 2005, each elected director was granted $50,000 (grant date value) in deferred common stock units, a portion of which, pursuant to FAS 123R, was expensed in 2006 and is included in the above. These awards vested in May 2006.

(3)
The dollar amounts represent the compensation cost that was earned by the named director and recognized by the Company during 2006 related to stock options granted prior to 2006. (Effective May 4, 2006, the board of directors compensation program was amended to eliminate the annual stock option as a component of directors compensation.) Compensation cost is initially measured based on the grant date fair value of an award, determined pursuant to FAS 123R (excluding estimate of forfeiture) utilizing assumptions discussed in Note 11 to our financial statements for the fiscal year ended December 31, 2006. Compensation cost is recognized for financial reporting purposes over the period in which the named director is required to provide service in exchange for the award.

(4)
The Company does not provide its directors with any above-market preferential earnings under the legacy—St. Paul Deferred Compensation Plan for Non-Employee Directors.

(5)
Included is the incremental cost to the Company for meals provided during personal usage of Company aircraft for Mr. Duberstein – $32 and Dr. Nelson – $138. This column does not include dividend equivalent shares attributable to the deferred stock units. The values for dividend equivalents associated with non-employee director deferred stock units are: for Mr. Dasburg $31,873; for Mr. Disharoon $15,698; for Ms. Dolan $8,609; for Mr. Duberstein $19,708; for Mr. Graev $8,487; for Mr. Hodgson $20,679; for Mr. Lipp $2,138; for Ms. McGarvie $6,046; for Dr. Nelson $40,350; and for Ms. Thomsen $9,398. In addition, the Company paid life insurance premiums (which are not included in the table above) in 2006 in relation to the participation of Messrs. Dasburg, Duberstein, Fishman, Graev, Hodgson and Nelson in the legacy St. Paul Directors Charitable Award Program. The structure of the plan does not enable us to attribute premium amounts to a specific individual. For more information, please refer to the narrative discussion of the "Legacy Directors' Charitable Award Program."

DIRECTOR FEE BREAKDOWN FOR 2006

Name	Base Retainer Fee ($)	Committee Chair Fees ($)	Lead Director Fees ($)	Total Fees ($)

J.H. Dasburg	56,593	25,000	4,076	85,669
L.B. Disharoon	56,593	25,110	0	81,703
J.M. Dolan	56,593	0	0	56,593
K.M. Duberstein	56,593	0	0	56,593
L.G. Graev	56,593	0	0	56,593
T.R. Hodgson	56,593	18,297	0	74,890
R.I. Lipp	56,593	0	0	56,593
B.J. McGarvie	56,593	18,297	0	74,890
G.D. Nelson	56,593	18,297	0	74,890
L.J. Thomsen	56,593	0	0	56,593

AGGREGATE EQUITY HOLDINGS BY NON-EMPLOYEE DIRECTORS AT DECEMBER 31, 2006(1)

Name	Options (#)		Deferred Shares(2) (#)	Market Value of Deferred Shares(4) ($)	Restricted Shares(3) (#)		Market Value of Restricted Shares(5) ($)

J.H. Dasburg	47,126		32,596	1,750,069	0
L.B. Disharoon	12,460		17,402	934,305	0
J.M. Dolan	26,126		9,261	497,217	0
K.M. Duberstein	45,818		21,134	1,134,689	0
L.G. Graev	20,126		9,878	530,346	0
T.R. Hodgson	32,126		21,368	1,147,225	0
R.I. Lipp	1,974,668	(3)	2,770	148,745	32,423	(3)	1,740,791
B.J. McGarvie	9,293		6,690	359,179	0
G.D. Nelson	47,126		42,081	2,259,348	0
L.J. Thomsen	12,460		10,052	539,714	0

Total	2,227,329		173,232	9,300,837	32,423		1,740,791

(1)
For information regarding the stock ownership positions of our directors, see the table on page 73 below showing the "Number of Shares or Units Beneficially Owned as of February 15, 2007".

(2)
Includes dividend reinvested earnings received by non-employee directors who (a) elected to receive their annual retainer in deferred stock units and (b) deferred stock units received on annual deferred stock awards accumulated in each non-employee director's deferred compensation account to be distributed at a later date which were received through December 31, 2006.

(3)
Options and restricted stock awards outstanding that Mr. Lipp received while serving as an executive officer of the Company are included in this chart (1,974,668 stock options and 32,423 restricted shares).

(4)
The market value of the deferred shares is calculated by multiplying our closing market price on December 29, 2006, or $53.69, by the number of deferred shares.

(5)
The market value of restricted shares is calculated by multiplying our closing market price on December 29, 2006, or $53.69, by the number of shares.

Director Deferral Plan

Directors may elect to have all or any portion of their annual retainer and any committee chair fees paid in cash or deferred through our Deferred Compensation Plan for Non-Employee Directors. Deferrals are notionally "invested" in deferred common stock units. Any director who elects to have any of his or her fees credited to his or her deferred compensation plan account as deferred stock units will be deemed to have purchased shares on the date the fees would otherwise have been paid in cash, based on the closing market price of our common stock on such date. The value of deferred stock units rises or falls as the price of our common stock fluctuates in the market. In addition, dividend equivalents (in an amount equal to the dividends payable on shares of our common stock) on those units are "reinvested" in additional deferred stock units. Distributions are made in the form of shares of our common stock on pre-designated dates, usually following termination of service as a director. Shares of common stock issued in payment of deferred fees are awarded under our 2004 Stock Incentive Plan.

Legacy Directors' Charitable Award Program

Prior to the Merger, most directors of St. Paul participated in a Directors' Charitable Award Program, pursuant to which each participating director could designate up to four tax-exempt charitable, educational, or other organizations to receive contributions from St. Paul over a period of ten years following the death of the director, in an aggregate amount over such period of up to $1 million per director. All participating St. Paul directors on April 1, 2004 became fully vested in this program, upon the consummation of the Merger. This program has been discontinued; however, it continues to be actively administered with respect to the vested interests of former St. Paul directors, including Messrs. Dasburg, Duberstein, Fishman, Graev, Hodgson and Nelson. All donations ultimately paid by us under this program should be deductible for purposes of Federal and other income taxes payable by us.

In addition to the six current directors listed above, there are currently 17 former St. Paul directors participating in the Directors' Charitable Award Program. 18 of those 23 directors are fully vested for the $1 million charitable contribution benefit, and the other five are vested in lesser amounts. The directors that are not fully vested retired prior to the Merger and, therefore, did not become fully vested on the Merger date. The total vested liability to us for all 23 participating directors is $20,600,000.

The Company carries life insurance policies on 21 of the directors participating in the program. The face amounts of these life insurance policies total $37,596,000. Each policy covers two directors and will pay only after both directors die. Total premiums paid by us in 2006 in connection with this program were $279,171.

SHARE OWNERSHIP INFORMATION

5% Owners

Based on information available to us, as of February 15, 2007, the only shareholders known to us to beneficially own as much as 5% of any class of our capital stock are:

Beneficial Owner	Amount and Nature of Beneficial Ownership of Company Stock	Percent of Class of Company Stock

Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	49,594,905(1)	7.2%(1)

Dodge & Cox 555 California Street San Francisco, CA 94104	42,304,086(2)	6.1%(2)

Fidelity Management Trust Company 82 Devonshire Street Boston, MA 02109	386,329(3)	100%(3)

(1)
The Schedule 13G of Barclays Global Investors, NA reported beneficial ownership of common stock as of December 31, 2006 which was held by Barclays Global Investors, NA; Barclays Global Fund Advisors; Barclays Global Investors, LTD; Barclays Global Investors Japan Trust and Banking Company Limited; and Barclays Global Investors Japan Limited in trust accounts for the economic benefit of the beneficiaries of those accounts.

(2)
Dodge & Cox's Schedule 13G reported beneficial ownership of common stock as of December 31, 2006 on behalf of its clients which may include registered investment companies, employee benefit plans, pension funds, endowment funds or other institutional clients.

(3)
As trustee under the Company's 401(k) Savings Plan, Fidelity Management Trust Company held 100% of the 386,329 outstanding shares of Series B convertible preferred stock as of February 15, 2007. Each share of Series B convertible preferred stock is convertible into eight shares of common stock.

Stock Ownership of Directors and Executive Officers

The following table shows as of February 15, 2007 the beneficial ownership of our capital stock by each director of the Company, each nominee for election as director, each of the NEOs, and all directors, nominees, NEOs and other executive officers of the Company as a group.

	Number of Shares or Units Beneficially Owned as of February 15, 2007(1)

	Column A	Column B	Column C	Column D

Name of Beneficial Owner	Shares Owned Directly and Indirectly(2)	Stock Options Exercisable Within 60 Days of February 15, 2007	Stock Equivalent Units(3)	Total Stock-Based Ownership(6)

J.S. Fishman(4)	288,057	2,728,845	0	3,016,902
B.W. MacLean	88,920	168,609	0	257,529
J.S. Benet	86,764	171,530	0	258,294
W.H. Heyman(4)	93,851	337,701	0	431,552
S.G. Liss	104,068	332,794	0	436,862
A.L. Beller	260	0	0	260
J.H. Dasburg(5)	56,381	47,126	26,968	130,475
L.B. Disharoon	17,725	11,157	0	28,882
J.M. Dolan	110	26,126	205	26,441
K.M. Duberstein(5)	3,761	45,818	2,606	52,185
L.G. Graev(5)	12,527	20,126	1,399	34,052
P.L. Higgins	0	0	0	0
T.R. Hodgson(5)	15,001	32,126	3,148	50,275
C. L. Killingsworth, Jr.	0	0	0	0
R.I. Lipp	412,827	1,974,668	0	2,387,495
B.J. McGarvie	1,000	8,425	0	9,425
G.D. Nelson(5)	94,306(7)	47,126	31,800	173,232
L.J. Thomsen	1,601	11,157	0	12,758
All Directors, Nominees, Named Executive Officers and Executive Officers as a group (27 persons)(4)	1,641,739	6,724,187	66,126	8,432,052

(1)
As of February 15, 2007, (1) no director, nominee, NEO or executive officer beneficially owned 1% or more of our outstanding common stock or the Series B convertible preferred stock of the Company or 1% or more of the aggregate combined voting power of the outstanding common stock and Series B convertible preferred stock; and (2) the directors, nominees, NEOs and executive officers of the Company as a group beneficially owned approximately 0.24% of the common stock of the Company and approximately 0.21% of the Series B convertible preferred stock of the Company, and approximately 0.24% of the aggregate combined voting power of the outstanding common stock and Series B convertible preferred stock.

(2)
Included are (1) common shares owned outright; (2) restricted shares; (3) common shares held in our 401(k) Savings Plan; (4) common share equivalents of Series B convertible preferred shares, which can be distributed in the form of common shares, held in our 401(k) Savings Plan; (5) shares held by family members of the following: Mr. MacLean – 40 held by his son, Mr. Disharoon – 478 held by his spouse, and Ms. Thomsen – 432 held by her children; and (6) the following shares which are held in trust: Mr. Beller – 260 (of which 110 are held in a trust for which his wife is trustee and 150 are held in a trust for which he and his daughter are trustees); Mr. Fishman – 12,086 (in a grantor retained annuity trust); Mr. Dasburg – 5,000 (in a trust over which Mr. Dasburg has investment and voting control) and 5,278 (over which Mr. Dasburg has investment and voting control and which are held in a foundation); Mr. Lipp – 200,856 (in grantor retained annuity trusts); and Dr. Nelson – 94,306 (in a trust with respect to which Dr. Nelson is both grantor and trustee). Since Mr. Fishman disclaims beneficial ownership of 218 shares held by his children's 12-year trust, those shares are not included in the table.

(3)
All non-employee directors have deferred stock units, each of which will be distributed in the future as a share of our common stock, through our 2004 Stock Incentive Plan, its Deferred Compensation Plan for Non-Employee Directors or through the legacy deferred stock plan of either St. Paul or TPC. Column C lists those deferred stock units that would be converted to shares of common stock and distributed to directors within 60 days, if any of them were to have retired as a director on February 15, 2007. In addition, the following deferred stock units (which are not reflected in the table) would be converted to shares of our common stock and issued to the directors indicated more than 60 days following their retirement as a director: Mr. Dasburg – 7,997, Mr. Disharoon – 17,402, Ms. Dolan – 11,425,

  Mr. Duberstein – 20,897, Mr. Graev – 10,848, Mr. Hodgson – 20,589, Mr. Lipp – 5,139, Ms. McGarvie – 9,059, Dr. Nelson – 12,650, and Ms. Thomsen – 12,421.

(4)
Through a legacy St. Paul nonqualified executive benefit plan, under which no additional benefits can be awarded, phantom Series B convertible preferred shares, each of which has a value equivalent to eight common shares, were held as of February 15, 2007 for: Mr. Fishman – 4,129 common share equivalents; Mr. Heyman – 1,152 common share equivalents; Mr. Liss – 972 common share equivalents; and the directors, NEOs and executive officers as a group – 6,905 common share equivalents. Since the value of these phantom shares is distributable only in the form of cash, they are not included in the table above.

(5)
The following number of phantom common shares are held for the account of each of the following directors under the legacy St. Paul Deferred Compensation Plan for Non-Employee Directors, into which no additional compensation can be deferred: Mr. Dasburg – 5,121; Mr. Duberstein – 6,100; Mr. Graev – 845; Mr. Hodgson – 369; and Dr. Nelson – 6,117. Since the value of these phantom shares is distributable only in the form of cash, they are not included in the table above.

(6)
These amounts are the sum of the number of shares shown in Column A, those listed in Column B which are not currently outstanding but are deemed beneficially owned because of the right to acquire them pursuant to options exercisable within 60 days after February 15, 2007, and the number of stock-equivalent units displayed in Column C.

(7)
These 94,306 shares were pledged at February 15, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires executive officers and directors, a company's chief accounting officer, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the NYSE. Executive officers, directors, the chief accounting officer and beneficial owners with more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of copies of such reports and written representations from our executive officers, directors and chief accounting officer, we believe that our executive officers, directors and chief accounting officer complied with all Section 16(a) filing requirements during 2006.

SHAREHOLDER PROPOSALS FOR
2008 ANNUAL MEETING

If any shareholder wishes to propose a matter for consideration at our 2008 Annual Meeting of Shareholders, the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary, 385 Washington Street, St. Paul, Minnesota 55102. To be eligible under the SEC's shareholder proposal rule (Rule 14a-8 of the Exchange Act) for inclusion in our 2008 Annual Meeting Proxy Statement and form of proxy to be mailed in March 2008, a proposal must be received by our Corporate Secretary on or before November 24, 2007.

Our bylaws require advance notice of business to be brought before a shareholders' meeting, including nominations of persons for election as directors. Generally, notice to our Corporate Secretary must be given no less than 60 days prior to the date of the annual meeting, provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholders to be timely must be received no later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or such public disclosure was made. The bylaws, which have certain other related requirements, are posted on our website at www.travelers.com.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. You also may call (800) 542-1061, or write to: Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). You can also request prompt delivery of a copy of the proxy statement and annual report by contacting Travelers Shareholders Relations Department, One Tower Square, 6PB, Hartford, Connecticut 06183, (860) 277-0779.

OTHER BUSINESS

The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,

Bruce A. Backberg
Corporate Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.travelers.com) and click on "SEC Filings" under the "Investors" heading. Copies of our Annual Report on Form 10-K for the year ended December 31, 2006, including financial statements and schedules thereto, filed with the SEC, are also available without charge to shareholders upon written request addressed to:
Corporate Secretary The Travelers Companies, Inc. 385 Washington Street St. Paul, MN 55102

ANNEX A

AMENDED AND RESTATED GOVERNANCE GUIDELINES

I.    Introduction

The Board of Directors (the "Board") of The Travelers Companies, Inc. (the "Company"), acting on the recommendation of its Nominating and Governance Committee, has developed and adopted a set of governance guidelines to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions.

II.    Board Composition

The composition of the Board should balance the following goals:

  •
  The size of the Board should facilitate substantive discussions of the whole Board in which each director can participate meaningfully.

  •
  The composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to the Company's business.

  •
  At least three-fourths of the Board shall be comprised of "independent" directors as defined in these Governance Guidelines.

  •
  No more than two members of the Board may concurrently serve as officers of the Company.

III.    Selection of Chairman of the Board and Chief Executive Officer

The Board is free to select its Chairman and the Company's Chief Executive Officer ("CEO") in the manner it considers in the best interests of the Company at any given point in time. These positions may be filled by one individual or by two different individuals.

IV.    Selection of Directors

Nominations.    The Board is responsible for selecting the nominees for election to the Company's Board of Directors. The Company's Nominating and Governance Committee is responsible for recommending to the Board a slate of directors or one or more nominees to fill vacancies occurring between annual meetings of stockholders.

Criteria.    The Board should, based on the recommendation of the Nominating and Governance Committee, select new nominees for the position of director considering the following criteria:

  •
  Personal qualities and characteristics, accomplishments and reputation in the business community;

  •
  Current knowledge and contacts in the communities in which the Company does business and in the Company's industry or other industries relevant to the Company's business;

  •
  Ability and willingness to commit adequate time to Board and committee matters;

  •
  The fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

  •
  Diversity of viewpoints, background, experience and other demographics.

Financial Background.    The Board shall use reasonable best efforts to continue to have at least two members with an accounting or financial management background.

Invitation.    The invitation to join the Board should be extended by the Board itself via the Chairman of the Board and CEO of the Company, together with the Chair of the Nominating and Governance Committee.

Orientation and Continuing Education.    Management, working with the Board, will provide an orientation process for new directors, including background material on the Company, its business plan and its risk profile, and meetings with senior management. Periodically, management should prepare additional educational sessions for directors on matters relevant to the Company, its business plan and risk profile. All members of the Nominating and Governance Committee shall obtain formal director education no less than every two years through external or Company-provided programs. All other directors shall obtain director education no less than every three years through external or Company-provided programs.

V.    Election Term

Each director is elected to serve until the next annual meeting of shareholders.

VI.    Majority Vote

In an uncontested election of directors at which a quorum is present, if any nominee for director receives a greater number of votes "withheld" from his or her election than votes "for" such election, such person shall promptly tender his or her resignation to the Board following certification of the shareholder vote.

The Nominating and Governance Committee will consider the tendered resignation and make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken (e.g., maintain the director but address what the Committee believes to be the underlying cause of the withheld votes). The Board will act on the tendered resignation, taking into account the Nominating and Governance Committee's recommendation, and publicly disclose its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The Nominating and Governance Committee in making its recommendation, and the Board in making its decision, each may consider any factors or other information that it considers appropriate and relevant.

Any director who tenders his or her resignation under such circumstances will not participate in the deliberations of either the Nominating and Governance Committee or the Board with respect to his or her resignation. If each member of the Nominating and Governance Committee receives a greater number of votes "withheld" from his or her election than votes "for" such election at the same election, however, then the independent directors who did receive a greater number of votes "for" such election shall appoint a committee amongst themselves to consider the resignation offers and recommend to the Board whether to accept them. If only three or fewer such independent directors received a greater number of "for" votes than votes "withheld", then all of the independent directors, excluding the director whose particular resignation is being considered, shall constitute a committee to consider such resignation and recommend to the Board whether to accept it.

If a director's tendered resignation is not accepted by the Board under these circumstances, the director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If such a director's resignation is accepted by the Board, however, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board.

This governance guideline will be summarized or included in each proxy statement relating to an election of directors of the Company.

VII.    Age Limit

Each director who will have reached the age of 72 on or before the date of the next annual shareholders' meeting shall not stand for re-election at the annual meeting of the shareholders without an express waiver by the Board.

VIII.    Board Meetings

The Board currently plans at least six meetings each year, with further meetings to occur (or action to be taken by unanimous consent) at the discretion of the Board. During most of those meetings, most committees will meet, as well as the full Board.

The agenda for each Board meeting will be prepared by the office of the Corporate Secretary. Management will seek to provide to all directors an agenda and appropriate materials in advance of meetings, although the Board recognizes that this will not always be consistent with the timing of transactions and the operations of the business and that in certain cases it may not be possible.

Materials presented to the Board or its committees should be as concise as possible, while still providing the desired information needed for the directors to make an informed judgment.

IX.    Lead Director

Whenever the Chairman of the Board is also the Chief Executive Officer or is a director who does not otherwise qualify as an "independent director", the independent directors will elect from among themselves, pursuant to secret ballot, a Lead Director of the Board, to serve until the next annual meeting of shareholders, unless otherwise determined by the Board. No director shall serve as Lead Director for more than five consecutive years. A description of the position of Lead Director is set forth in Attachment 1 to these guidelines.

X.    Executive Sessions

To ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors will meet in executive session at most Board meetings, with no members of management present. The Lead Director will preside at the executive sessions. Independent directors will meet in a private session that excludes management and affiliated directors at least once a year.

XI.    The Committees of the Board

The Company shall have at least the committees required by the rules of the New York Stock Exchange, Inc. Currently, these are the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each of these committees must have a written charter satisfying the rules of the New York Stock Exchange.

All directors, whether members of a committee or not, are invited to make suggestions to a committee chair for additions to the agenda of his or her committee or to request that an item from a committee agenda be considered by the Board. Each committee chair will give a periodic report of his or her committee's activities to the Board.

Each of the Compensation Committee, the Nominating and Governance Committee and the Audit Committee shall be composed of at least three directors. In addition, the Board must have determined that all members of those committees meet the "independence" and other requirements for such committee membership established by the New York Stock Exchange and the Securities and Exchange Commission and that they are "independent" directors as defined in these Governance Guidelines.

In addition to those committees, the Company also has a Risk Committee, an Investment and Capital Markets Committee, and an Executive Committee. At least three-fourths of the members of each of those committees shall be comprised of "independent" directors as defined in these Governance Guidelines.

A director may serve on more than one committee for which he or she qualifies.

XII.    Management Succession

At least annually, the Board shall review a succession plan, developed by management and reviewed by the Nominating and Governance Committee. The succession plan should include, among other things, an assessment of the experience, performance and skills for possible successors to the Chairman and CEO.

XIII.    Executive Compensation and Timing of Equity Awards

  1.
  Evaluating and Approving Salary for the Chairman and CEO.    The Board, acting through the Compensation Committee, evaluates the performance of the Chairman and CEO and the Company against goals and objectives, and approves the compensation level of the Chairman and CEO.

  2.
  Evaluating and Approving the Compensation of Management.    The Board, acting through the Compensation Committee, also evaluates and approves the proposals for overall compensation policies applicable to executive officers.

  3.
  Timing of Equity Awards.    All grants (i) of options to purchase shares of common stock of the Company and (ii) of other equity and equity-related awards, in each case under the Company's 2004 Stock Incentive Plan or any similar or successor plan, (other than (x) the regularly scheduled annual grants of stock options and equity-related awards (which are generally awarded in February each year), (y) stock option grants and equity-related awards made at any regularly scheduled meeting of the Board or of the Compensation Committee of the Board and (z) the grants made in connection with new hires and/or promotions (which are made on, or within 15 days, of the first day of employment or of such other personnel change)), shall be made on the next succeeding 15th day of any calendar month in which there is no regularly scheduled meeting of the Compensation Committee or of the Board, provided, that if ever the 15th day is not a business day, then the award shall be made on the business day immediately preceding the 15th day of the relevant month. Stock option grants shall not be timed in connection with the release of material, non-public information, provided, however, that any option grant made under the circumstances and on the dates prescribed in this paragraph 3 above, shall not be deemed to have been made in violation of this prohibition.

XIV.    Board Compensation

The Board, acting through the Nominating and Governance Committee, should conduct a review at least once every two years of the components and amount of Board compensation in relation to other similarly situated companies. Board compensation should be consistent with market practices but should not be set at a level that would call into question the Board's objectivity. At least 50% (fifty percent) of each independent Director's annual retainer shall be paid in the form of equity of the Company or in a Company equity-based instrument or contract, or in some combination thereof.

XV.    Expectations of Directors

The business and affairs of the Company shall be managed by or under the direction of the Board in accordance with Minnesota and other applicable laws and regulations. In performing their duties, the primary responsibility of the directors is to exercise their business judgment in the best interests of the

Company. The Board has developed a number of specific expectations of directors to promote the discharge of this responsibility and the efficient conduct of the Board's business.

  1.
  Commitment and Attendance.    All independent and management directors are expected to make every effort to attend all meetings of the Board and meetings of committees of which they are members. Members may attend by telephone or video conference, only when necessary, to mitigate conflicts.

  2.
  Participation in Meetings.    Each director should be sufficiently familiar with the business of the Company, including its financial statements and capital structure, and the risks and competition it faces, to facilitate active and effective participation in the deliberations of the Board and of each committee on which he or she serves. Management will make appropriate personnel available to answer any questions a director may have about any aspect of the Company's business. Directors should also review the materials provided by management and advisors in advance of the meetings of the Board and its committees and should arrive prepared to discuss the issues presented.

  3.
  Loyalty and Ethics.    In their roles as directors, all directors owe a duty of loyalty to the Company. This duty of loyalty mandates that the best interests of the Company take precedence over any interests possessed by a director.

    The Company has adopted a Code of Business Conduct and Ethics (the "Code"), including a compliance program to enforce the Code. Certain portions of the Code deal with activities of directors, particularly with respect to transactions in the securities of the Company, potential conflicts of interest, the taking of corporate opportunities for personal use, and competing with the Company. Directors should be familiar with the Code's provisions in these areas and should consult with the Company's legal counsel in the event of any issues.

  4.
  Other Directorships.    The Company values the experience directors bring from other boards on which they serve, but recognizes that those boards may also present demands on a director's time and availability and may present conflicts or legal issues. Other directorships and commitments should not interfere with a director's obligations to the Board, and no director of this Company may simultaneously serve as a director of more than five additional public companies provided, however, that any director who is a chief executive officer of a public company shall not serve simultaneously as a director of more than two additional public companies. Directors should advise the Chair of the Nominating and Governance Committee and the Chairman and CEO before accepting membership on other boards of directors or other significant commitments involving affiliation with other businesses or governmental units.

  5.
  Contact with Management.    All directors are invited to contact the Chairman and CEO at any time to discuss any aspect of the Company's business. Directors also have complete access to other members of management. The Board expects that there will be frequent opportunities for directors to meet with the Chairman and CEO and other members of management in Board and committee meetings and in other formal or informal settings.

    Further, the Board encourages management to, from time to time, bring managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement and substantial knowledge in those areas; and/or (b) are managers with future potential that the senior management believes should be given exposure to the Board.

  6.
  Contact with Other Constituencies.    It is important that the Company speak to employees and outside constituencies with a single voice, and that management serve as the primary spokesperson.

  7.
  Confidentiality.    The proceedings and deliberations of the Board and its committees are confidential. Each director shall maintain the confidentiality of information received in connection with his or her service as a director.

XVI.    Director Independence

The Board must determine, based on all of the relevant facts and circumstances, whether each director satisfies the criteria for independence, which include that a director must not have a material relationship with the Company, either directly, or indirectly as a partner, shareholder or officer of another organization, that has a relationship with the Company. The Board has established the following guidelines to assist it in making independence determinations:

  1.
  A director will not be independent if currently, or within the preceding three years: (i) the director is or was employed by the Company or any of its subsidiaries; (ii) an immediate family member (as defined in NYSE rules) of the director is or was employed by the Company or any of its subsidiaries as an executive officer; (iii) the director is or was employed by or affiliated with the Company's present or former internal auditor or independent registered public accounting firm; (iv) an immediate family member of the director is or was employed in a professional capacity by, or affiliated with, the Company's present or former internal auditor or independent registered public accounting firm; (v) the director is or was part of an interlocking directorate in which an executive officer of the Company serves or served on the compensation committee of another company that concurrently employs or employed such a director or an immediate family member of the director, as an executive officer; or (vi) the director or his or her immediate family member receives or received from the Company any compensation, fees or benefits in an amount greater than $100,000 during any twelve-month period, other than (a) pursuant to standard compensation arrangements applicable to non-employee directors generally; or (b) compensation paid to an immediate family member of a director who is a non-executive employee of the Company.

  2.
  The following commercial relationships will be considered to be material relationships that would impair a director's independence until three years after such relationships cease: a director is a current employee, or the director's immediate family member is a current executive officer, of a company that does business with the Company and the payments to, or payments from, the Company are, in any single fiscal year, more than the greater of $1 million or 2% of the consolidated gross revenues of the other company, in each case measured by the last completed fiscal year of the other company. Any such commercial relationship involving payments of less than the greater of such amounts will be considered to be a relationship that does not impair independence.

  3.
  The following charitable relationships will be considered to be material relationships that would impair a director's independence until three years after such relationships cease: a director serves as an officer, director or trustee of a charitable organization, and the Company's discretionary charitable contributions to the organization exceed 5% of that organization's total annual operating expenses (the Company's matching of employee charitable contributions will not be included in the amount of the Company's contributions for this purpose). Any such charitable relationship not involving contributions exceeding the 5% test described above will be considered to be a relationship that does not impair independence.

  4.
  The Board shall disclose the foregoing independence standards and may make a general disclosure for each director who meets these standards. Any determination of independence for a director who does not meet these standards must be specifically explained in the Company's next proxy statement.

XVII.    Evaluating Board Performance

The Board, acting through the Nominating and Governance Committee, should conduct a self-evaluation at least annually to determine whether it is functioning effectively. The Nominating and Governance Committee should periodically consider the mix of skills and experience that directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively.

Each committee of the Board should conduct a self-evaluation at least annually and report the results to the Board, acting through the Nominating and Governance Committee. Each committee's evaluation must compare the performance of the committee with the requirements of its written charter.

XVIII.    Reliance on Management and Outside Advice

In performing its functions, the Board is entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisors. The Board shall have the authority to retain and approve the fees and retention terms of its outside advisors.

XIX.    Director Stock Ownership Target

The Board has established a target for ownership of the Company's common stock for each non-management director at a value of four times the director's annual deferred stock award (currently $125,000 per year). Each new director will be asked to meet or exceed that $500,000 target within four years of his or her initial election to the Board.

Attachment 1

POSITION DESCRIPTION FOR THE LEAD DIRECTOR

When the Chairman of the Board is also the Chief Executive Officer ("CEO") or is a director who does not otherwise qualify as an "independent director" under the Company's Governance Guidelines, the independent directors shall elect by secret ballot from among themselves a "Lead Director".

The Lead Director shall help coordinate the efforts of the independent and non-management directors in the interest of ensuring that objective judgment is brought to bear on sensitive issues involving the management of the Company and, in particular, the performance of senior management, and shall have the following authority:

•
To convene, set the agendas for, and chair the regular executive sessions of the independent and non-management directors and provide any input to the Chairman, as may be appropriate, resulting from those sessions;

•
To convene and chair other meetings of the independent and non-management directors as may be necessary from time to time, including in times of crisis;

•
To provide direction regarding the meeting schedule and information to be sent to the Board and to communicate to the Chairman any input from the other directors with respect to agenda items they wish to add for meetings of the Board;

•
To act as a liaison between and among directors, committee chairs, the Chairman and senior management;

•
In concert with the Chairs of the respective Board Committees, to recommend to the Board the retention of consultants and advisors who directly report to the Board, including such independent legal, financial or other advisors as he or she deems appropriate, without consulting or obtaining the advance authorization of any officer of the Company;

•
To communicate to the CEO, together with the Chair of the Compensation Committee, the results of the Board's evaluation of CEO performance; and

•
To exercise such additional powers as may be conferred from time to time upon the office of Lead Director by resolution of the Board or the Nominating and Governance Committee.

To fulfill the responsibilities set forth above, the Lead Director will serve as a member of the Executive Committee and may attend all meetings of all of the standing committees of the Board.

ANNEX B

PROPOSED NEW ARTICLE VII TO THE COMPANY'S ARTICLES OF INCORPORATION

Subject to the rights, if any, of the holders of one or more classes or series of preferred or preference stock issued by the Corporation, voting separately by class or series to elect Directors in accordance with the terms of such preferred or preference stock, each Director shall be elected at a meeting of shareholders by the vote of the majority of the votes cast with respect to the Director, provided that Directors shall be elected by a plurality of the votes present and entitled to vote on the election of Directors at any such meeting for which the number of nominees (other than nominees withdrawn on or prior to the day preceding the date the Corporation first mails its notice for such meeting to the shareholders) exceeds the number of Directors to be elected. For purposes of Article VII, action at a meeting shall mean action at a meeting which satisfies the notice and quorum requirements imposed by the bylaws of the Corporation, except as otherwise provided by law, and a majority of the votes cast means that the votes entitled to be cast by the holders of all then outstanding shares of voting stock of the Corporation that are voted "for" a Director must exceed the votes entitled to be cast by the holders of all then outstanding shares of voting stock of the Corporation that are voted "against" that Director.

B-1

YOU HAVE THREE WAYS TO VOTE:
385 WASHINGTON STREET ST. PAUL, MN 55102-1396	VOTE BY INTERNET - www.proxyvote.com
Use the internet to transmit your voting instructions electronically. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

 VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

 VOTE BY MAIL
Mark, sign, date and return your proxy card in the postage-paid envelope we have provided or return it to The Travelers Companies, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

 If you are a shareholder of record or hold shares through a broker or bank, your vote must be received by 11:59 p.m. Eastern Daylight Time on April 30, 2007.

 If you are a current or former employee voting shares held under an employee benefit or compensation plan, however, you must vote those plan shares by 11:59 P.M. Eastern Daylight Time on April 27, 2007. Please consult the separate voting instructions provided for persons holding shares through a Company employee or benefit plan.

 IF YOU SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET, DO NOT RETURN YOUR PROXY CARD.

 ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by The Travelers Companies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	TRAVL1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TRAVELERS COMPANIES, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

						For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1.	Proposal to elect thirteen directors to a one-year term.
	Nominees:	01) 02) 03) 04) 05) 06) 07)	Alan L. Beller John H. Dasburg Janet M. Dolan Kenneth M. Duberstein Jay S. Fishman Lawrence G. Graev Patricia L. Higgins	08) 09) 10) 11) 12) 13)	Thomas R. Hodgson Cleve L. Killingsworth, Jr. Robert I. Lipp Blythe J. McGarvie Glen D. Nelson, MD Laurie J. Thomsen	☐	☐	☐

		For	Against	Abstain
2.	Proposal to ratify the selection of KPMG LLP as Travelers' independent registered public accounting firm for 2007.	☐	☐	☐
3.	Proposal to approve an amendment to our articles of incorporation to require a majority vote for the election of directors.	☐	☐	☐

IF NO BOXES ARE MARKED AND THE PROXY IS SIGNED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or on behalf of a corporation or other business entity, please give full title as such.
For comments please check this box and write them on the back where indicated.	☐
	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADMISSION TICKET
2007 Annual Meeting of Shareholders
May 1, 2007 at 10:30 a.m. (Central Daylight Time) at
THE TRAVELERS COMPANIES, INC.
385 Washington Street, St. Paul, Minnesota 55102

You must present this admission ticket and a photo I.D. in order to be admitted to the Annual Meeting. Admission also will depend upon available seating. This ticket admits only the shareholder(s) listed on the reverse side and is not transferable. If these shares are held in the name of a broker, trustee, bank or other nominee, you must bring a proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares to be voted. Briefcases, purses and parcels will be examined. The use of cameras or sound recording equipment is prohibited, except as may be employed by Travelers to provide a record of the proceedings. The business of the meeting is set forth in the Notice of Annual Meeting of Shareholders. Whether or not you plan to attend the meeting, please sign, date and return the proxy card in the envelope provided, or vote by telephone or internet. If you are a record holder and wish to change your vote or have not voted by proxy, a ballot will be distributed to you at the Annual Meeting. Time has been reserved at the end of the meeting for shareholder statements or questions with respect to Company matters. If you wish to speak at the meeting, please go to the nearest microphone, state your name and confirm that you are a shareholder before proceeding. Please direct all questions to the Chairman. Questions and statements from the floor are limited to three minutes to provide an opportunity for as many shareholders as possible to speak. Although personal grievances and claims are not appropriate subjects for the meeting, you may submit any grievance or claim in writing to any usher or company representative, and Travelers will respond to you promptly after the meeting. The Chairman is authorized, in his sole discretion, to conduct the meeting and rule on any questions or procedural issues that may arise.

THE TRAVELERS COMPANIES, INC.
Proxy Solicited on Behalf of the Board of Directors of The Travelers Companies, Inc.
for the Annual Meeting of Shareholders, May 1, 2007

The undersigned hereby constitutes and appoints Jay S. Fishman, Kenneth F. Spence, III and Bruce A. Backberg, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of The Travelers Companies, Inc. to be held at our corporate office, 385 Washington Street, St. Paul, Minnesota, on May 1, 2007 at 10:30 a.m. (Central Daylight Time) and at any adjournments or postponements thereof, and to vote as specified on this proxy all shares of stock of The Travelers Companies, Inc. as the undersigned would be entitled to vote if personally present, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side of this proxy.

The signer(s) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement. The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at the Annual Meeting and any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein. If the proxy is signed but no direction given, this proxy will be voted FOR the election of the director nominees, FOR Proposal 2; and FOR Proposal 3; and it will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

Comments:

(If you noted any comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.
THE TRAVELERS COMPANIES, INC. NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TABLE OF CONTENTS
TABLE OF CONTENTS (Continued)
GENERAL INFORMATION
ITEM 1—ELECTION OF DIRECTORS
NOMINEES FOR ELECTION AS DIRECTORS
BOARD OF DIRECTORS INFORMATION Committees of the Board and Meetings
Audit Committee
Compensation Committee
Executive Committee
Investment and Capital Markets Committee
Nominating and Governance Committee
Risk Committee
ITEM 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ITEM 3—APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO REQUIRE A MAJORITY VOTE FOR THE ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Performance Shares: Performance Period Return on Equity (ROE) Standard
COMPENSATION COMMITTEE REPORT
Compensation Committee Interlocks and Insider Participation
TABULAR EXECUTIVE COMPENSATION DISCLOSURE SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS IN 2006
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006
OPTION AWARDS VESTING SCHEDULE
STOCK AWARDS VESTING SCHEDULE
OPTION EXERCISES AND STOCK VESTED IN 2006
POST-EMPLOYMENT COMPENSATION
PENSION BENEFITS
NON-QUALIFIED DEFERRED COMPENSATION FOR 2006(1)
POTENTIAL PAYMENTS TO NAMED EXECUTIVE OFFICERS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL
Potential Payments Upon Termination of Employment or Change in Control Table
NON-EMPLOYEE DIRECTOR COMPENSATION
DIRECTOR COMPENSATION FOR 2006
DIRECTOR FEE BREAKDOWN FOR 2006
AGGREGATE EQUITY HOLDINGS BY NON-EMPLOYEE DIRECTORS AT DECEMBER 31, 2006(1)
SHARE OWNERSHIP INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
HOUSEHOLDING OF PROXY MATERIALS
OTHER BUSINESS
ANNEX A AMENDED AND RESTATED GOVERNANCE GUIDELINES
POSITION DESCRIPTION FOR THE LEAD DIRECTOR
ANNEX B PROPOSED NEW ARTICLE VII TO THE COMPANY'S ARTICLES OF INCORPORATION